UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2009

Fundamental Equity Growth Funds
All Cap Growth
Capital Growth
Concentrated Growth
Growth Opportunities
Small/Mid Cap Growth
Strategic Growth
Tollkeepersm

Goldman Sachs Fundamental Equity Growth Funds

■	ALL CAP GROWTH FUND

■	CAPITAL GROWTH FUND

■	CONCENTRATED GROWTH FUND

■	GROWTH OPPORTUNITIES FUND

■	SMALL/MID CAP GROWTH FUND

■	STRATEGIC GROWTH FUND

■	TOLLKEEPERSM FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Portfolio Management Discussions and Performance Summaries	6
Schedules of Investments	53
Financial Statements	68
Notes to the Financial Statements	77
Financial Highlights	98
Report of Independent Registered Public Accounting Firm	112
Other Information	113

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs All Cap Growth Fund invests in U.S. equity investments in small, mid and large cap issuers. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small and mid capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Capital Growth Fund invests primarily in large capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Concentrated Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Concentrated Growth Fund is “non-diversified” under the Investment Company Act of 1940 and may invest a large percentage of its assets in fewer issuers than “diversified” mutual funds. Because of the smaller number of stocks generally held in the Fund’s portfolio, the Fund may be subject to greater risks than a more diversified fund. A change in the value of any single holding may affect the overall value of the portfolio more than it would affect a diversified fund that holds more investments.

The Goldman Sachs Growth Opportunities Fund invests in U.S. equity investments with a primary focus on mid cap companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Small/Mid Cap Growth Fund invests in equity investments with a primary focus on small and mid cap companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small and mid capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Strategic Growth Fund invests primarily in large capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Tollkeeper FundSM invests primarily in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (”Tollkeeper” companies). Because the Fund concentrates its investments in specific industry sectors, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting these sectors than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. Because the Fund invests in Tollkeeper companies, its net asset value may fluctuate substantially over time and its performance may be substantially different from the returns of the broader stock market. The Fund may also invest in foreign securities, including emerging market securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may participate in the Initial Public Offering (IPO) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

What Differentiates the Goldman Sachs Growth
Team’s Investment Process?

For over 28 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

■ Make decisions as long-term business owners rather than as stock traders ■ Perform in-depth, fundamental research ■ Focus on long-term structural and competitive advantages	Result

Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

Identify high quality growth businesses. Some required investment criteria include:

■ Established brand names

■ Dominant market shares

■ Pricing power

■ Recurring revenue streams

■ Free cash flow

■ Long product life cycles

■ Favorable long-term growth prospects

■ Excellent management
Result Investments in businesses that we believe are strategically positioned for consistent, sustainable long-term growth

■ Perform rigorous valuation analysis of every potential investment

■ Use valuation tools and analytics to ensure that the high-quality business franchises we have identified also represent sound investments
Result Good investment decisions based on solid understanding of what each business is worth Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

MARKET OVERVIEW

Goldman Sachs Fundamental Equity Growth Funds

Market Review

Overall, U.S. equities struggled during the 12 months ended August 31, 2009, with the Standard & Poor’s 500® Index (the S&P 500 Index) posting a return of −18.25% and the Russell 3000® Index generating a −18.62% return. That said, the performance of the U.S. equity markets can be divided into two distinct portions during the 12 months ended August 31, 2009 — one of the largest equity market corrections ever and then one of the biggest equity market recoveries ever. It would be an understatement to call this fiscal year a tumultuous time.

Through early March 2009, the U.S. equity markets were characterized by negativity and soaring volatility, as the equity markets reacted to a litany of bad economic news. Investor concerns were fostered by rising unemployment and a still-fragile housing market as well as by continued financial disruptions. Underlying this uncertainty were signs that U.S. economic growth was moving into a recession, as evidenced by a waning consumer and a dimming export sector, which, until recently, had been a rare bright spot in the U.S. economic picture. Global financial institutions cut back lending as other major financial institutions either went bankrupt, were forced to merge or were taken over by the government. Together, these factors fostered heightened investor risk aversion and fear. The result was that investors sold off all types of equity assets in a flight to the relative safety of U.S. Treasuries.

Then, economic news became less bad and “green shoots”, which refers to early signs of economic movement following a recession, began to appear in early March. Investor sentiment improved. The Treasury Department finally revealed details on key parts of its financial rescue plans, and investors recognized that the government was not interested in nationalizing companies that could be viable as privately-owned enterprises. Gross Domestic Product (GDP) declined less than expected in the second quarter of 2009, and U.S. equities rallied strongly. Although the equity markets stalled somewhat in June, the rally resumed with vigor again in July such that most of the major equity indices enjoyed gains for five months in a row. U.S. equity markets posted their sixth consecutive month of positive returns in August 2009, although economic data remained mixed. Consumer confidence came in better than expected but was still below what is considered a healthy economy. U.S. home prices also improved but remained below its year-ago level. The Labor Department reported that the 4-week moving average of new jobless claims declined in August, but unemployment remained elevated at 9.5%. Despite this mixed data and growing concerns about building inflationary pressures, including oil prices jumping more than 56% from the start of 2009, the equity markets’ big push since early March primarily reflected a belief among investors that an economic recovery was forming.

Still, the mid-period rally in the U.S. equity markets was not enough to recoup prior months’ losses, and so virtually all equity asset classes generated steep double-digit declines for the 12-month period overall. Cyclical sectors within the S&P 500 Index performed worst, including financials, energy, industrials and materials. More defensive sectors, such as consumer staples and health care, held up best. Perhaps most surprisingly, the information technology sector also generated strong returns relative to the S&P 500 Index for the fiscal year.

From a capitalization perspective, there was little difference among returns, although large-cap and mid-cap companies did outpace small-cap companies by a modest margin. Within large-cap companies, growth stocks outpaced value stocks. However, within the mid-cap

MARKET OVERVIEW

and small-cap segments of the U.S. equity market, value stocks moderately outperformed growth stocks.

Looking Ahead

We continue to expect increased stock-level differentiation going forward, distinguishing higher quality companies with robust business models from those likely to remain challenged. As fundamental stock pickers, such a differentiation is welcomed. In our view, this environment should allow businesses with competitive advantages to take market share from weaker competitors and benefit from improved pricing power. While we cannot nor would not predict the near term direction of the ongoing recession or the broader markets, we are encouraged by developments during the last several months of the annual period, such as the strengthened balance sheets of banks. For any investment manager in this uncertain environment, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

PORTFOLIO RESULTS

Goldman Sachs All Cap Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs All Cap Growth Fund’s performance and positioning for the 12 months ended August 31, 2009.

Q	How did the Goldman Sachs All Cap Growth Fund (the “Fund”) perform during the annual period ended August 31, 2009?

A	During the 12-month period ended August 31, 2009, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of −16.03%, −16.47%, −15.60%, −15.71% and −16.14%, respectively. These returns compare to the −17.17% cumulative total return of the Fund’s benchmark, the Russell 3000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the 12-month reporting period?

A	Effective stock selection overall contributed most to the Fund’s performance during the 12-month reporting period. Sector allocation detracted from the Fund’s results relative to the Russell Index. That said, it should be noted that we do not make active sector or industry bets in managing this Fund, and so sector allocation is purely the result of our bottom-up security selection.

Q	Which equity market sectors most significantly affected Fund performance?

A	Stock selection in the utilities, consumer discretionary, health care and cyclicals sectors helped the Fund’s performance most. Having an underweighted allocation to the cyclicals sector, which lagged the Russell Index, and an increased exposure to the finance sector, also contributed positively to the Fund’s results. The finance sector underperformed the Russell Index for the fiscal year, but rebounded strongly to outpace the Russell Index year-to-date 2009.

Detracting somewhat from the Fund’s performance was weak stock selection in the energy and consumer staples sectors and sector positioning in the energy, utilities and consumer staples sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Netflix, the online movie rental service provider; Apple, the consumer electronics and software manufacturing giant; Avon Products, a global manufacturer and marketer of cosmetics, fragrances, skin care products and other fashion-related products; Urban Outfitters, an apparel retailer and wholesaler; and Oracle, a computer software developer.

Shares of Netflix were up upon company reports of strong earnings and substantial growth in subscribers. During the annual period, Netflix incurred higher costs associated with building out its high definition DVD (Blu-ray format) inventory, but the addition of these products has differentiated Netflix’s service and allowed the company to offset these costs with enhanced pricing power. The company also gained traction with a new service that can stream an unlimited number of movies and TV shows from the Internet to subscribers’ computers. Apple contributed to performance, as sales of the new iPhone and MacBook computers drove earnings higher, particularly during the second quarter of 2009. Avon Products performed well, demonstrating its ability to successfully navigate the economic downturn across its key international markets, mainly through local currency sales growth and strong recruitment of new sales representatives. Consumers in emerging markets ramped up consumption of western beauty products as they became more affordable. Avon’s restructuring programs also started to gain traction, as

PORTFOLIO RESULTS

evidenced by the company’s better-than-expected operating margins during its second quarter. Shares of Urban Outfitters increased after reporting increased revenues despite macroeconomic headwinds. Oracle, which specializes in database management systems, performed well during the annual period, benefiting from its business model that focuses on recurring revenue through maintenance and support contracts. Oracle was able to take market share from its competitors due to its consistent cash flow generation even during the economic downturn.

Q	Which stocks detracted significantly from the Fund’s performance during the annual period?

A	Detracting most from the Fund’s results relative to its benchmark index were several positions in the energy sector, including oil and natural gas producers Rex Energy, Whiting Petroleum and Hess and oil field services giant Schlumberger. The energy sector overall sold off, especially during the first half of the annual period, as oil prices tumbled. Many energy companies also struggled with continued speculation of slowing demand and concerns about project financing. There was little regard to the differences between individual businesses within the sector, as investors focused on safety rather than on the long-term fundamentals of the individual businesses. Indeed, shares of several energy companies within the Fund’s portfolio were down despite reporting positive news. Rex Energy reported fiscal first quarter revenues that were slightly up compared to one year prior. In addition, Rex has a large ownership stake in the Marcellus Shale, which it began to develop through a horizontal drilling program. Whiting Petroleum reported a profit in its fiscal second quarter, which exceeded analysts’ estimates for a loss. Higher production in the Bakken shale area and enhanced oil recovery projects were the main drivers of Whiting Petroleum’s strong results. Whiting Petroleum also raised production growth guidance for the second half of this year as well as its exploration and development budget. Hess added to its acreage in North Dakota’s Bakken oil shale formation where it already had seven rigs and plans to add an additional rig by the end of the year. Schlumberger continued to enjoy dominant market share and expertise in directional drilling that allowed the company to increase the production of oil wells.

Video game software developer Electronic Arts also detracted significantly from the Fund’s performance during the annual period. Formerly the largest interactive entertainment publisher until the formation of ActivisionBlizzard, Electronic Arts utilizes its portfolio of annually produced sports simulation franchises to generate a consistent base of cash flow in order to fund new game development. During the period, the company had difficulty executing effectively despite the strong success of its top selling games. The company’s shares also fell due to concerns of declining sales and fears that weakness could extend to one of the company’s top game franchises, Madden NFL, which is released annually in August. In response, Electronic Arts began a restructuring, brought in a new CEO and division heads and reinvigorated its creative process.

Q	Did the Fund make any significant purchases or sales during the fiscal year?

A	Among the Fund’s most significant sales during the fiscal year were positions in oil and natural gas producer Rex Energy; semiconductor bellwether Intel; semiconductor packaging technology developer Tessera Technologies; Hispanic-focused broadcasting and advertising company Entravision Communications; and pharmaceutical manufacturing giant Schering-Plough.

The Fund established new positions during the annual period in such names as multinational computer software developer Oracle; regional bank People’s United Financial; managed network services provider TW Telecom (formerly known as Time Warner Telecom); office products retailer Staples; and wired and wireless broadband communications semiconductor manufacturer Broadcom.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the 12-month period?

A	During the annual period, the Fund’s exposure to consumer discretionary shifted from a modestly underweighted position to a slightly overweighted allocation compared to the Russell Index. The Fund’s position in technology went from an overweighted exposure to an underweighted allocation relative to the Russell Index. The Fund’s overweighted exposure to energy increased further. We increased the Fund’s exposure to consumer staples, finance and utilities and decreased the Fund’s position in cyclicals and producer goods and services.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2009?

A	As of August 2009, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, energy, finance and health care sectors. Also, the Fund had underweighted positions compared to the Russell Index in consumer staples, cyclicals, producer goods and services, and technology and was rather neutrally weighted to the Index in media.

 Goldman Sachs Growth Equity Investment Team

 New York, October 1, 2009

FUND BASICS

All Cap Growth Fund
as of August 31, 2009

PERFORMANCE REVIEW

September 1, 2008–August 31, 2009	Fund Total Return (based on NAV)[1]	Russell 3000 Growth Index[2]

Class A	-16.03%	-17.17%
Class C	-16.47	-17.17
Institutional	-15.60	-17.17
Class IR	-15.71	-17.17
Class R	-16.14	-17.17

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged Russell 3000 Growth Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/09	One Year	Since Inception	Inception Date

Class A	-27.36%	-16.51%	1/31/08
Class C	-24.25	-13.57	1/31/08
Institutional	-22.79	-12.67	1/31/08
Class IR	-22.90	-12.82	1/31/08
Class R	-23.23	-13.20	1/31/08

[3]	Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.35%	20.95%
Class C	2.10	21.70
Institutional	0.95	20.55
Class IR	1.10	20.70
Class R	1.60	21.20

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 8/31/095

Holding	% of Net Assets	Line of Business

Apple, Inc.	3.7%	Computers & Peripherals
Microsoft Corp.	3.2	Software
Johnson & Johnson	2.8	Pharmaceuticals
Cisco Systems, Inc.	2.6	Communications Equipment
Schlumberger Ltd.	2.6	Energy Equipment & Services
QUALCOMM, Inc.	2.5	Communications Equipment
The Procter & Gamble Co.	2.2	Household Products
Oracle Corp.	2.0	Software
Target Corp.	1.9	Multiline Retail
PepsiCo., Inc.	1.8	Beverages

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF 8/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending reinvestment vehicle represented 1.9% of the Fund’s net assets as of 8/31/09. Short-term investments represented a repurchase agreement.

GOLDMAN SACHS ALL CAP GROWTH FUND

Performance Summary
August 31, 2009

The following graph shows the value, as of August 31, 2009, of a $10,000 investment made on January 31, 2008 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

All Cap Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 31, 2008 through August 31, 2009.

Average Annual Total Return through August 31, 2009	One Year	Since Inception

Class A (commenced January 31, 2008)
Excluding sales charges	–16.03%	–6.80%
Including sales charges	–20.65%	–10.05%

Class C (commenced January 31, 2008)
Excluding contingent deferred sales charges	–16.47%	–7.33%
Including contingent deferred sales charges	–17.31%	–7.33%

Institutional (commenced January 31, 2008)	–15.60%	–6.34%

Class IR (commenced January 31, 2008)	–15.71%	–6.47%

Class R (commenced January 31, 2008)	–16.14%	–6.93%

PORTFOLIO RESULTS

Goldman Sachs Capital Growth Fund

Portfolio Composition

The Fund invests primarily in large capitalization U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Capital Growth Fund’s performance and positioning for the 12 months ended August 31, 2009.

Q	How did the Goldman Sachs Capital Growth Fund (the “Fund”) perform during the annual period ended August 31, 2009?

A	During the 12-month period ended August 31, 2009, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of −19.11%, −19.73%, −19.69%, −18.78%, −19.17%, −18.90% and −19.29%, respectively. These returns compare to the −16.76% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the 12-month reporting period?

A	Both stock selection and sector allocation overall detracted from the Fund’s performance during the 12-month reporting period. It should be noted that we do not make active sector or industry bets in managing this Fund, and so sector allocation is purely the result of our bottom-up security selection.

Q	Which equity market sectors most significantly affected Fund performance?

A	Stock selection in the utilities, consumer discretionary, and producer goods and services sectors helped the Fund’s performance most. Having an underweighted allocation to the cyclicals sector, which lagged the Russell Index, an overweighted exposure to the health care sector, which outpaced the Russell Index, and an increased position in finance also contributed positively to the Fund’s results. The finance sector underperformed the Russell Index for the fiscal year, but rebounded strongly to outpace the Russell Index year-to-date 2009.

Detracting from the Fund’s performance was weak stock selection in the technology, consumer staples and energy sectors. Having overweighted allocations to the energy and utilities sectors, which were the two worst-performing segments of the Russell Index during the annual period, and an underweighted position in consumer staples, which was the second-best performing segment of the Russell Index during the annual period, hurt performance as well.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Apple, the consumer electronics and software manufacturing giant; Equinix, the largest data center solutions and interconnection services provider in the world; Avon Products, a global manufacturer and marketer of cosmetics, fragrances, skin care products and other fashion-related products; Oracle, a computer software developer; and CME Group, the world’s largest futures and options exchange.

Apple contributed to performance, as sales of the new iPhone and MacBook computers drove earnings higher, particularly during the second quarter of 2009. Equinix saw its share price advance, especially after it reported second quarter profits that were above expectations. Equinix also benefited from secular trends, including content companies’ demand for optimized network performance, enterprises’ demand for operations, and growth in Internet traffic. Avon Products performed well, demonstrating its ability to successfully navigate the economic downturn across its key international markets, mainly through

PORTFOLIO RESULTS

local currency sales growth and strong recruitment of new sales representatives. Consumers in emerging markets ramped up consumption of western beauty products as they became more affordable. Avon’s restructuring programs also started to gain traction, as evidenced by the company’s better-than-expected operating margins during its second quarter. Oracle, which specializes in database management systems, performed well during the annual period, benefiting from its business model that focuses on recurring revenue through maintenance and support contracts. Oracle was able to take market share from its competitors due to its consistent cash flow generation even during the economic downturn. Shares of CME Group moved up upon company reports of improved trading volumes. CME Group’s vertically integrated clearing house and exchanges appeared to be a competitive advantage. Also, its over-the-counter clearing business, Clearport, was anticipated to be a significant growth opportunity as it meets its customers’ demands for more transparency and less counterparty risk.

Q	Which stocks detracted significantly from the Fund’s performance during the annual period?

A	Detracting most from the Fund’s results relative to its benchmark index were several positions in the energy sector, including Canadian oil refiner and natural gas exploration and production company Suncor Energy; oil and natural gas producer Hess; oil field services giant Schlumberger; and exploration and drilling services company Chesapeake Energy. The energy sector overall sold off, especially during the first half of the annual period, as oil prices tumbled. Many energy companies also struggled with continued speculation of slowing demand and concerns about project financing. There was little regard to the differences between individual businesses within the sector, as investors focused on safety rather than on the long-term fundamentals of the individual businesses. Indeed, shares of several energy companies within the Fund’s portfolio were down despite reporting positive news. Suncor Energy announced it was in the process of acquiring Petro-Canada, a merger that would form the largest energy company in Canada. In addition, Suncor Energy reported strong production numbers. Hess added to its acreage in North Dakota’s Bakken oil shale formation where it already had seven rigs and plans to add an additional rig by the end of the year. Schlumberger continued to enjoy dominant market share and expertise in directional drilling that allowed the company to increase the production of oil wells. Chesapeake Energy, which operates the largest number of natural gas rigs in the U.S., was, in March 2009, one of the key players in forming America’s Natural Gas Alliance, a Washington-based group aimed at generating increased demand for natural gas.

Video game software developer Electronic Arts also detracted significantly from the Fund’s performance during the annual period. Formerly the largest interactive entertainment publisher until the formation of ActivisionBlizzard, Electronic Arts utilizes its portfolio of annually produced sports simulation franchises to generate a consistent base of cash flow in order to fund new game development. During the period, the company had difficulty executing effectively despite the strong success of its top selling games. The company’s shares also fell on concerns of declining sales and fears that weakness could extend to one of the company’s top game franchises, Madden NFL, which is released annually in August. In response, Electronic Arts began a restructuring, brought in a new CEO and division heads and reinvigorated its creative process.

Q	Did the Fund make any significant purchases or sales during the fiscal year?

A	Among the Fund’s sales during the fiscal year were positions in semiconductor bellwether Intel; diversified consumer and commercial products manufacturer Newell Rubbermaid; computer systems manufacturer Dell; electro-optical products manufacturer Gentex; and oilwell services company Weatherford International.

The Fund established new positions during the annual period in such names as multinational computer software developer Oracle; regional bank People’s United Financial; office products retailer Staples; leading consumer brands manufacturer Procter & Gamble; and wired and wireless broadband communications semiconductor manufacturer Broadcom.

Q	Were there any notable changes in the Fund’s weightings during the 12-month period?

A	During the annual period, the Fund’s exposure to technology and producer goods and services shifted from overweighted positions to underweighted allocations compared to the Russell Index. Conversely, the Fund’s exposure to

PORTFOLIO RESULTS

finance shifted from an underweighted position to an overweighted allocation compared to the Russell Index. The Fund’s exposure to energy remained overweighted but was reduced. We increased the Fund’s exposure to consumer discretionary and utilities and decreased its position in cyclicals.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2009?

A	As of August 2009, the Fund had overweighted positions relative to the Russell Index in the finance, utilities, health care and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in cyclicals, consumer staples and technology and was rather neutrally weighted to the Index in consumer discretionary, media, and producer goods and services.

Goldman Sachs Growth Equity Investment Team

New York, October 1, 2009

FUND BASICS

Capital Growth Fund
As of August 31, 2009

PERFORMANCE REVIEW

September 1, 2008–August 31, 2009	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	-19.11%	-16.76%
Class B	-19.73	-16.76
Class C	-19.69	-16.76
Institutional	-18.78	-16.76
Service	-19.17	-16.76
Class IR	-18.90	-16.76
Class R	-19.29	-16.76

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-29.16%	-3.25%	-3.33%	7.29%	4/20/90
Class B	-29.27	-3.27	-3.50	3.50	5/1/96
Class C	-26.31	-2.88	-3.50	0.92	8/15/97
Institutional	-24.70	-1.77	-2.39	2.06	8/15/97
Service	-25.05	-2.25	-2.87	1.57	8/15/97
Class IR	-24.85	N/A	N/A	-19.80	11/30/07
Class R	-25.19	N/A	N/A	-20.16	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.14%	1.42%
Class B	1.89	2.17
Class C	1.89	2.17
Institutional	0.74	1.02
Service	1.24	1.52
Class IR	0.89	1.17
Class R	1.39	1.67

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/095

Holding	% of Net Assets	Line of Business

Apple, Inc.	4.0%	Computers & Peripherals
Microsoft Corp.	3.9	Software
Cisco Systems, Inc.	3.7	Communications Equipment
Johnson & Johnson	3.0	Pharmaceuticals
The Procter & Gamble Co.	3.0	Household Products
Schlumberger Ltd.	2.9	Energy Equipment & Services
QUALCOMM, Inc.	2.7	Communications Equipment
Oracle Corp.	2.6	Software
Target Corp.	2.4	Multiline Retail
American Tower Corp.	2.4	Wireless Telecommunication Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 8/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending reinvestment vehicle represented 10.9% of the Fund’s net assets at 8/31/09. Short-term investments represented a repurchase agreement.

GOLDMAN SACHS CAPITAL GROWTH FUND

Performance Summary
August 31, 2009

The following graph shows the value, as of August 31, 2009, of a $10,000 investment made on September 1, 1999 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Capital Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 1999 through August 31, 2009.

Average Annual Total Return through August 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (commenced April 20, 1990)
Excluding sales charges	–19.11%	0.02%	–1.51%	7.95%
Including sales charges	–23.55%	–1.11%	–2.07%	7.63%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	–19.73%	–0.74%	–2.25%	4.01%
Including contingent deferred sales charges	–23.74%	–1.14%	–2.25%	4.01%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	–19.69%	–0.72%	–2.24%	1.51%
Including contingent deferred sales charges	–20.49%	–0.72%	–2.24%	1.51%

Institutional (commenced August 15, 1997)	–18.78%	–0.43%	–1.12%	2.66%

Service (commenced August 15, 1997)	–19.17%	–0.08%	–1.61%	2.16%

Class IR (commenced November 30, 2007)	–18.90%	N/A	N/A	–14.52%

Class R (commenced November 30, 2007)	–19.29%	N/A	N/A	–14.90%

PORTFOLIO RESULTS

Goldman Sachs Concentrated Growth Fund

Portfolio Composition

The Fund typically holds 30-45 high quality growth companies and tends to be more concentrated in individual holdings, industries and sectors than the typical broadly diversified large-cap growth fund.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Concentrated Growth Fund’s performance and positioning for the 12 months ended August 31, 2009.

Q	How did the Goldman Sachs Concentrated Growth Fund (the “Fund”) perform during the annual period ended August 31, 2009?

A	During the 12-month period ended August 31, 2009, the Fund’s Class A, B, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of −22.38%, −22.98%, −22.96%, −22.09%, −22.21% and −22.58%, respectively. These returns compare to the −16.76% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the 12-month reporting period?

A	Both stock selection and sector allocation overall detracted from the Fund’s performance during the 12-month reporting period. It should be noted that we do not make active sector or industry bets in managing this Fund, and so sector allocation is purely the result of our bottom-up security selection.

Q	Which equity market sectors most significantly affected Fund performance?

A	Stock selection in the utilities, consumer discretionary and finance sectors helped the Fund’s performance most. Having no exposure to the cyclicals sector, which significantly lagged the Russell Index, and an increased position in the finance sector also contributed positively to the Fund’s results. The finance sector underperformed the Russell Index for the fiscal year, but rebounded strongly to outpace the Russell Index year-to-date 2009.

Detracting most from the Fund’s performance was weak stock selection in the technology sector. To a lesser degree, stock selection in the health care, producer goods and services, energy and consumer staples sectors also detracted.

Having overweighted allocations to the energy sector and utilities sectors, which were the two worst-performing segments of the Russell Index during the annual period, and underweighted positions in technology and consumer staples, which were the two best-performing segments of the Russell Index during the annual period, hurt performance as well.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Apple, the consumer electronics and software manufacturing giant; Marriott International, a hotel operator and franchiser; CME Group, the world’s largest futures and options exchange; St. Jude Medical, a cardiovascular medical device supplier; and Oracle, a computer software developer.

Apple contributed to performance, as sales of the new iPhone and MacBook computers drove earnings higher, particularly during the second quarter of 2009. Marriott International contributed strongly to the Fund’s relative performance, as lodging stocks rallied on anticipation of an economic recovery. In our view, Marriott International was better positioned than competitors in the recent economic environment given its dominant franchise and strong capital base. Shares of CME Group moved up upon company reports of improved trading volumes. CME Group’s vertically integrated clearing house and exchanges appeared to be a competitive advantage. Also, its over-the-counter clearing business, Clearport, was anticipated to be a significant growth opportunity as it meets its customers’ demands for more transparency and less counterparty risk. Early in the reporting period, shares of St. Jude Medical had performed poorly due to concerns about debt refinancing and unhedged currency exposure. However, we believed these factors were more than reflected in the stock price and that the sell off was overdone. In fact, St. Jude Medical was well positioned to benefit from the rebound in the implantable cardioverter defibrillators market, reporting an increase in sales of heart implants and devices in July 2009. This led to a jump in St. Jude Medical’s second quarter profits. Oracle, which specializes in

PORTFOLIO RESULTS

database management systems, performed well during the annual period, benefiting from its business model that focuses on recurring revenue through maintenance and support contracts. Oracle was able to take market share from its competitors due to its consistent cash flow generation even during the economic downturn.

Q	Which stocks detracted significantly from the Fund’s performance during the annual period?

A	Detracting most from the Fund’s results relative to its benchmark index were several positions in the energy sector, including oil and natural gas producer Hess; exploration and drilling services company Chesapeake Energy; and Canadian oil refiner and natural gas exploration and production company Suncor Energy. The energy sector overall sold off, especially during the first half of the annual period, as oil prices tumbled. Many energy companies also struggled with continued speculation of slowing demand and concerns about project financing. There was little regard to the differences between individual businesses within the sector, as investors focused on safety rather than on the long-term fundamentals of the individual businesses. Indeed, shares of several energy companies within the Fund’s portfolio were down despite reporting positive news. Hess added to its acreage in North Dakota’s Bakken oil shale formation where it already had seven rigs and plans to add an additional rig by the end of the year. Chesapeake Energy, which operates the largest number of natural gas rigs in the U.S., was, in March 2009, one of the key players in forming America’s Natural Gas Alliance, a Washington-based group aimed at generating increased demand for natural gas. Suncor Energy announced it was in the process of acquiring Petro-Canada, a merger that would form the largest energy company in Canada. In addition, Suncor Energy reported strong production numbers. Schlumberger continued to enjoy dominant market share and expertise in directional drilling that allowed the company to increase the production of oil wells.

Video game software developer Electronic Arts also detracted significantly from the Fund’s performance during the annual period. Formerly the largest interactive entertainment publisher until the formation of ActivisionBlizzard, Electronic Arts utilizes its portfolio of annually produced sports simulation franchises to generate a consistent base of cash flow in order to fund new game development. During the period, the company had difficulty executing effectively despite the strong success of its top selling games. The company’s shares also fell on concerns of declining sales and fears that weakness could extend to one of the company’s top game franchises, Madden NFL, which is released annually in August. In response, Electronic Arts began a restructuring, brought in a new CEO and division heads and reinvigorated its creative process.

Analytical technologies and laboratory products provider Thermo Fisher Scientific detracted from the Fund’s performance during the annual period, as shares sold off due to concerns about cyclical headwinds. In our view, the stock’s sell-off was unrelated to company fundamentals, so we took advantage of the stock’s weakness and increased the size of the Fund’s position in Thermo Fisher Scientific.

Q	Did the Fund make any significant purchases or sales during the fiscal year?

A	Among the Fund’s sales during the fiscal year were positions in provider of high technology products and services to the building systems and aerospace industries United Technologies; exploration and drilling services company Chesapeake Energy; pharmaceutical manufacturing giant Schering-Plough; printing and publishing industry leader McGraw-Hill; pharmaceutical manufacturer Genentech; television, motion picture and other entertainment producer Viacom, global Internet search engine behemoth Google; and oilwell services company Weatherford International.

The Fund established new positions during the annual period in such names as data center solutions and interconnection services provider Equinix; orthopedic reconstructive implants supplier Zimmer Holdings; leading global commercial real estate services firm CB Richard Ellis; health care products manufacturer Johnson & Johnson; hotel operator and franchiser Marriott International; consumer electronics and software manufacturing giant Apple; leading consumer brands manufacturer Procter & Gamble; computer software developer Oracle; membership warehouse operator Costco; financial services firm Morgan Stanley; health care management and administration services provider Express Scripts; wired and wireless broadband communications semiconductor manufacturer

PORTFOLIO RESULTS

Broadcom; and pharmaceutical manufacturer Gilead Sciences.

Q	Were there any notable changes in the Fund’s weightings during the 12-month period?

A	During the annual period, the Fund’s exposure to consumer discretionary shifted from a rather neutral position to a modestly overweighted allocation compared to the Russell Index. The Fund’s exposure to energy remained overweighted but was reduced. The Fund’s overweighted exposure to finance was increased further. We increased the Fund’s exposure to consumer staples and health care and decreased its positions in media and producer goods and services.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2009?

A	At the end of August 2009, the Fund had overweighted positions relative to the Russell Index in the finance, utilities, health care and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, producer goods and services, and technology and was rather neutrally weighted to the Index in consumer discretionary. The Fund had no exposure to the cyclicals and media sectors at August 31, 2009.

 Goldman Sachs Growth Equity Investment Team

 New York, October 1, 2009

FUND BASICS

Concentrated Growth Fund
as of August 31, 2009

PERFORMANCE REVIEW

September 1, 2008–August 31, 2009	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	-22.38%	-16.76%
Class B	-22.98	-16.76
Class C	-22.96	-16.76
Institutional	-22.09	-16.76
Class IR	-22.21	-16.76
Class R	-22.58	-16.76

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/09	One Year	Five Years	Since Inception	Inception Date

Class A	-30.50%	-2.55%	1.21%	9/3/02
Class B	-30.75	-2.59	1.28	9/3/02
Class C	-27.74	-2.18	1.27	9/3/02
Institutional	-26.20	-1.05	2.45	9/3/02
Class IR	-26.39	N/A	-20.59	11/30/07
Class R	-26.75	N/A	-20.94	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.30%	1.51%
Class B	2.05	2.26
Class C	2.05	2.26
Institutional	0.90	1.11
Class IR	1.05	1.26
Class R	1.55	1.76

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/095

Holding	% of Net Assets	Line of Business

Apple, Inc.	4.0%	Computers & Peripherals
Johnson & Johnson	4.0	Pharmaceuticals
QUALCOMM, Inc.	4.0	Communications Equipment
Schlumberger Ltd.	3.9	Energy Equipment & Services
Thermo Fisher Scientific, Inc.	3.9	Life Sciences Tools & Services
The Procter & Gamble Co.	3.9	Household Products
American Tower Corp.	3.9	Wireless Telecommunication Services
Microsoft Corp.	3.9	Software
Cisco Systems, Inc.	3.8	Communications Equipment
Equinix, Inc.	3.6	Internet Software & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 8/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending reinvestment vehicle represented 9.9% of the Fund’s net assets at 8/31/09. Short-term investments represented a repurchase agreement.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Performance Summary
August 31, 2009

The following graph shows the value, as of August 31, 2009, of a $10,000 investment made on September 3, 2002 (commencement of operations) in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Concentrated Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 3, 2002 through August 31, 2009.

Average Annual Total Return through August 31, 2009	One Year	Five Years	Since Inception

Class A (commenced September 3, 2002)
Excluding sales charges	–22.38%	0.75%	2.86%
Including sales charges	–26.66%	–0.39%	2.03%

Class B (commenced September 3, 2002)
Excluding contingent deferred sales charges	–22.98%	–0.02%	2.09%
Including contingent deferred sales charges	–26.83%	–0.42%	2.09%

Class C (commenced September 3, 2002)
Excluding contingent deferred sales charges	–22.96%	–0.02%	2.07%
Including contingent deferred sales charges	–23.73%	–0.02%	2.07%

Institutional (commenced September 3, 2002)	–22.09%	1.14%	3.26%

Class IR (commenced November 30, 2007)	–22.21%	N/A	–15.99%

Class R (commenced November 30, 2007)	–22.58%	N/A	–16.36%

PORTFOLIO RESULTS

Goldman Sachs Growth Opportunities Fund

Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Growth Opportunities Fund’s performance and positioning for the 12 months ended August 31, 2009.

Q	How did the Goldman Sachs Growth Opportunities Fund (the “Fund”) perform during the annual period ended August 31, 2009?

A	During the 12-month period ended August 31, 2009, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of −15.03%, −15.64%, −15.62%, −14.66%, −15.08%, −14.81 and −15.20%, respectively. These returns compare to the −20.21% cumulative total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the 12-month reporting period?

A	Effective stock selection overall contributed most to the Fund’s performance during the 12-month reporting period. Sector allocation detracted from the Fund’s results relative to the Russell Index but only to a modest degree. That said, it should be noted that we do not make active sector or industry bets in managing this Fund, and so sector allocation is purely the result of our bottom-up security selection.

Q	Which equity market sectors most significantly affected Fund performance?

A	Stock selection in the utilities, consumer discretionary and technology sectors helped the Fund’s performance most. Having an underweighted allocation to the cyclicals sector, which lagged the Russell Index, and an increased position in finance also contributed positively to the Fund’s results. The finance sector underperformed the Russell Index for the fiscal year, but rebounded strongly to outpace the Russell Index year-to-date 2009.

Detracting somewhat from the Fund’s performance was weak stock selection in the health care sector. Having an overweighted allocation to the energy sector, which was the worst-performing segment of the Russell Index during the annual period, also hurt performance.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in CME Group, the world’s largest futures and options exchange; Netflix, the online movie rental service provider; Urban Outfitters, an apparel retailer and wholesaler; Cognizant Technology Solutions, an information technology design development services consultant; and Best Buy, a consumer electronics and appliances retailer.

Shares of CME Group moved up upon company reports of improved trading volumes. CME Group’s vertically integrated clearing house and exchanges appeared to be a competitive advantage. Also, its over-the-counter clearing business, Clearport, was anticipated to be a significant growth opportunity as it meets its customers’ demands for more transparency and less counterparty risk. Shares of Netflix were up upon company reports of strong earnings and substantial growth in subscribers. During the annual period, Netflix incurred higher costs associated with building out its high definition DVD (Blu-ray format) inventory, but the addition of these products has differentiated Netflix’s service and allowed the company to offset these costs with enhanced pricing power. The company also

PORTFOLIO RESULTS

gained traction with a new service that can stream an unlimited number of movies and TV shows from the Internet to subscribers’ computers. Shares of Urban Outfitters increased after reporting increased revenues despite macroeconomic headwinds. Cognizant Technology Solutions reported strong earnings, as corporate clients have increased the kind of outsourcing activities that require Cognizant Technology Solutions’ services. In addition, the company raised its full-year guidance, as corporations are increasingly outsourcing operations in order to cut costs and boost profits. Best Buy was able to grow square footage during the annual period and produced strong, consistent sales growth. Further, Best Buy’s main competitor, Circuit City, is widely anticipated to liquidate its store base, providing potential opportunity for Best Buy to gain market share.

Q	Which stocks detracted significantly from the Fund’s performance during the annual period?

A	Detracting most from the Fund’s results relative to its benchmark index were several positions in the energy sector, including oil and natural gas producers Hess, Whiting Petroleum and Petrohawk Energy and oilwell services company Weatherford International. The energy sector overall sold off, especially during the first half of the annual period, as oil prices tumbled. Many energy companies also struggled with continued speculation of slowing demand and concerns about project financing. There was little regard to the differences between individual businesses within the sector, as investors focused on safety rather than on the long-term fundamentals of the individual businesses. Indeed, shares of several energy companies within the Fund’s portfolio were down despite reporting positive news. Hess added to its acreage in North Dakota’s Bakken oil shale formation where it already had seven rigs and plans to add an additional rig by the end of the year. Whiting Petroleum reported a profit in its fiscal second quarter, which exceeded analysts’ estimates for a loss. Higher production in the Bakken shale area and enhanced oil recovery projects were the main drivers of Whiting Petroleum’s strong results. Whiting Petroleum also raised production growth guidance for the second half of this year as well as its exploration and development budget. Petrohawk Energy raised its full year production guidance on strong execution. Weatherford International announced increased profits driven by strong international growth as well as an increase in rig count.

Drug manufacturer Charles River Laboratories International detracted from the Fund’s performance during the annual period, as the company was impacted by a deceleration in demand from pharmaceutical and biotech customers as access to capital became more scarce and customer budgets tightened. On the positive side, the company opened a new facility in Shanghai during the annual period, which should expand its global footprint and increase its market share.

Q	Did the Fund make any significant purchases or sales during the fiscal year?

A	Among the Fund’s sales during the fiscal year were positions in communications industry clearinghouse services provider NeuStar; wireless voice and data services and products provider MetroPCS Communications; automotive products retailer Advance Auto Parts; consumer electronics and appliances retailer Best Buy; Canadian oil refiner and natural gas exploration and production company Suncor Energy; and semiconductor packaging technology developer Tessera Technologies.

The Fund established new positions during the annual period in such names as video and computer game systems and software retailer GameStop; regional bank People’s United Financial; domestics merchandise retailer Bed Bath & Beyond; wired and wireless broadband communications semiconductor manufacturer Broadcom; and luxury retailer Tiffany.

Q	Were there any notable changes in the Fund’s weightings during the 12-month period?

A	During the annual period, the Fund’s exposure to consumer discretionary shifted from a significantly underweighted position to a modestly overweighted allocation compared to the Russell Index. The Fund’s exposure to energy remained overweighted but decreased. We significantly increased the Fund’s exposure to finance and health care and materially decreased the Fund’s positions in producer goods and services and technology.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of August 2009?

A	At the end of August 2009, the Fund had overweighted positions relative to the Russell Index in the health care, telecommunication services, energy and consumer discretionary sectors. On the same date the Fund had underweighted positions compared to the Russell Index in cyclicals, producer goods and services, and technology and was rather neutrally weighted to the Index in finance and media.

 Goldman Sachs Growth Equity Investment Team

 New York, October 1, 2009

FUND BASICS

Growth Opportunities Fund
as of August 31, 2009

PERFORMANCE REVIEW

	Fund Total Return	Russell Midcap
September 1, 2008–August 31, 2009	(based on NAV)[1]	Growth Index[2]

Class A	-15.03%	-20.21%
Class B	-15.64	-20.21
Class C	-15.62	-20.21
Institutional	-14.66	-20.21
Service	-15.08	-20.21
Class IR	-14.81	-20.21
Class R	-15.20	-20.21

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell Midcap Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

				Since
For the period ended 6/30/09	One Year	Five Years	Ten Years	Inception	Inception Date

Class A	-27.57%	0.10%	7.01%	7.56%	5/24/99
Class B	-27.74	0.07	6.89	7.42	5/24/99
Class C	-24.64	0.50	6.83	7.36	5/24/99
Institutional	-23.04	1.63	8.04	8.58	5/24/99
Service	-23.41	1.14	7.50	8.04	5/24/99
Class IR	-23.12	N/A	N/A	-16.50	11/30/07
Class R	-23.53	N/A	N/A	-16.92	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.38%	1.47%
Class B	2.13	2.22
Class C	2.13	2.22
Institutional	0.98	1.07
Service	1.48	1.57
Class IR	1.13	1.22
Class R	1.63	1.72

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/095

Holding	% of Net Assets	Line of Business

Equinix, Inc.	2.9%	Internet Software & Services
C.R. Bard, Inc.	2.6	Health Care Equipment & Supplies
Cameron International Corp.	2.5	Energy Equipment & Services
Amphenol Corp.	2.5	Electronic Equipment, Instruments & Components
St. Jude Medical, Inc.	2.4	Health Care Equipment & Supplies
Global Payments, Inc.	2.3	IT Services
CB Richard Ellis Group, Inc.	2.3	Real Estate Management & Development
People’s United Financial, Inc.	2.2	Thrifts & Mortgage Finance
Coach, Inc.	2.1	Textiles, Apparel & Luxury Goods
PetSmart, Inc.	2.1	Specialty Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 8/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending reinvestment vehicle represented 16.4% of the Fund’s net assets at 8/31/09. Short-term investments represented a repurchase agreement.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Performance Summary
August 31, 2009

The following graph shows the value, as of August 31, 2009, of a $10,000 investment made on September 1, 1999 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark the Russell Midcap Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Growth Opportunities Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 1999 through August 31, 2009.

Average Annual Total Return through August 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (commenced May 24, 1999)
Excluding sales charges	–15.03%	4.72%	9.25%	9.13%
Including sales charges	–19.70%	3.55%	8.63%	8.53%

Class B (commenced May 24, 1999)
Excluding contingent deferred sales charges	–15.64%	3.94%	8.44%	8.39%
Including contingent deferred sales charges	–19.86%	3.53%	8.44%	8.39%

Class C (commenced May 24, 1999)
Excluding contingent deferred sales charges	–15.62%	3.95%	8.46%	8.33%
Including contingent deferred sales charges	–16.46%	3.95%	8.46%	8.33%

Institutional (commenced May 24, 1999)	–14.66%	5.14%	9.70%	9.56%

Service (commenced May 24, 1999)	–15.08%	4.63%	9.14%	9.02%

Class IR (commenced November 30, 2007)	–14.81%	N/A	N/A	–9.77%

Class R (commenced November 30, 2007)	–15.20%	N/A	N/A	–10.17%

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Growth Fund

Portfolio Composition

The Fund invests primarily in small and medium-sized growth companies with a market capitalization between $200 million and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Small/Mid Cap Growth Fund’s performance and positioning for the 12 months ended August 31, 2009.

Q	How did the Goldman Sachs Small/Mid Cap Growth Fund (the “Fund”) perform during the annual period ended August 31, 2009?

A	During the 12-month period ended August 31, 2009, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of −13.22%, −13.87%, −13.87%, −12.85%, −13.32%, −12.96% and −13.34%, respectively. These returns compare to the −21.08% cumulative total return of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the 12-month reporting period?

A	Effective stock selection overall contributed most to the Fund’s performance during the 12-month reporting period. Sector allocation detracted from the Fund’s results relative to the Russell Index but only to a modest degree. That said, it should be noted that we do not make active sector or industry bets in managing this Fund, and so sector allocation is purely the result of our bottom-up security selection.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in eight of the ten sectors of the Russell Index helped the Fund’s performance most. These sectors were consumer discretionary, utilities, technology, finance, media and producer goods and services. Having an underweighted allocation to the cyclicals sector, which significantly lagged the Russell Index, also contributed positively to the Fund’s results.

Detracting somewhat from the Fund’s performance was weak stock selection in the health care sector. Having an overweighted position in energy, which was the worst-performing sector of the Russell Index during the annual period, hurt as well.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Netflix, the online movie rental service provider; Starwood Hotels & Resorts Worldwide, a hotel and leisure resort operator; OfficeMax, an office products retailer; Evercore Partners, an investment banking company; and IntercontinentalExchange, an Internet-based futures, over-the-counter commodities and derivative financial products trading exchange.

Shares of Netflix were up upon company reports of strong earnings and substantial growth in subscribers. During the annual period, Netflix incurred higher costs associated with building out its high definition DVD (Blu-ray format) inventory, but the addition of these products has differentiated Netflix’s service and allowed the company to offset these costs with enhanced pricing power. The company also gained traction with a new service that can stream an unlimited number of movies and TV shows from the Internet to subscribers’ computers. Starwood Hotels & Resorts contributed to performance despite overall weakness in the lodging industry due, in part, to the fact that it

PORTFOLIO RESULTS

has sold off existing properties that are relatively capital-intensive in an effort to shift its focus to the management and franchising side of the business. The company was also well positioned to benefit from the recent economic environment with its strong brands — W, Westin, Sheraton and St. Regis. OfficeMax saw its shares advance upon reports of smaller-than-expected losses, as the company was able to offset revenue declines with effective cost-cutting measures. Evercore Partners was a top contributor, as the market began to differentiate its business model from that of more credit sensitive financial firms. As Evercore Partners provides advisory services, it had limited balance sheet exposure to the credit markets. The share price of IntercontinentalExchange was up on increased trading volumes.

Q	Which stocks detracted significantly from the Fund’s performance during the annual period?

A	Detracting most from the Fund’s results relative to its benchmark index were several positions in the energy sector, including oil and natural gas producers Rex Energy and Whiting Petroleum and exploration and drilling services provider Tesco. The energy sector overall sold off, especially during the first half of the annual period, as oil prices tumbled. Many energy companies also struggled with continued speculation of slowing demand and concerns about project financing. There was little regard to the differences between individual businesses within the sector, as investors focused on safety rather than on the long-term fundamentals of the individual businesses. Indeed, shares of several energy companies within the Fund’s portfolio were down despite reporting positive news. Rex Energy reported fiscal first quarter revenues that were slightly up compared to one year prior. In addition, Rex Energy has a large ownership stake in the Marcellus Shale, which it began to develop through a horizontal drilling program. Whiting Petroleum reported a profit in its fiscal second quarter, which exceeded analysts’ estimates for a loss. Higher production in the Bakken shale area and enhanced oil recovery projects were the main drivers of Whiting Petroleum’s strong results. Whiting Petroleum also raised production growth guidance for the second half of this year as well as its exploration and development budget. Tesco was able to reduce costs and improve execution such that free cash flow generation was strong and net debt outstanding was reduced.

Drug manufacturer Charles River Laboratories International detracted from the Fund’s performance during the annual period, as the company was impacted by a deceleration in demand from pharmaceutical and biotech customers as access to capital became more scarce and customer budgets tightened. On the positive side, the company opened a new facility in Shanghai during the annual period, which should expand its global footprint and increase its market share.

THQ, an entertainment software developer, also detracted significantly from the Fund’s results. The video game industry broadly struggled, as video games sales in the U.S. experienced weakness during both the holiday season of 2008 and year-to-date in 2009.

Q	Did the Fund make any significant purchases or sales during the fiscal year?

A	Among the Fund’s sales during the fiscal year were positions in communications industry clearinghouse services provider NeuStar; wireless voice and data services and products provider MetroPCS Communications; entertainment software developer THQ; oilwell services company Weatherford International; automotive products retailer Advance Auto Parts; luxury accessories designer Coach; and semiconductor packaging technology developer Tessera Technologies.

The Fund established new positions during the annual period in such names as Internet-based futures, over-the-counter commodities and derivative financial products trading exchange IntercontinentalExchange; regional bank People’s United Financial; apparel retailer and wholesaler Urban Outfitters; office products retailer OfficeMax; luxury retailer Tiffany; language-learning software developer Rosetta Stone; and analytical instruments manufacturer Bruker.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the 12-month period?

A	During the annual period, the Fund’s exposure to consumer discretionary shifted from a modestly underweighted position to a moderately overweighted allocation compared to the Russell Index. The Fund’s exposure to energy remained overweighted but decreased. We materially increased the Fund’s exposure to finance and health care.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2009?

A	At the end of August 2009, the Fund had overweighted positions relative to the Russell Index in the telecommunication services, energy, consumer discretionary and finance sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in cyclicals, producer goods and services, and health care and was rather neutrally weighted to the Index in consumer staples, media and technology.

Goldman Sachs Growth Equity Investment Team

New York, October 1, 2009

FUND BASICS

Small/Mid Cap Growth Fund
as of August 31, 2009

PERFORMANCE REVIEW

	Fund Total Return	Russell 2500
September 1, 2008–August 31, 2009	(based on NAV)[1]	Growth Index[2]

Class A	-13.22%	-21.08%
Class B	-13.87	-21.08
Class C	-13.87	-21.08
Institutional	-12.85	-21.08
Service	-13.32	-21.08
Class IR	-12.96	-21.08
Class R	-13.34	-21.08

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2500 Growth Index offers investors access to the small to mid cap growth segment of the US equity universe. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small to mid cap growth manager’s opportunity set. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/09	One Year	Since Inception	Inception Date

Class A	-25.82%	-0.24%	6/30/05
Class B	-25.98	-0.17	6/30/05
Class C	-22.86	0.34	6/30/05
Institutional	-21.20	1.50	6/30/05
Service	-21.49	1.00	6/30/05
Class IR	-21.30	-16.24	11/30/07
Class R	-21.61	-16.61	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.50%	1.68%
Class B	2.25	2.43
Class C	2.25	2.43
Institutional	1.10	1.28
Service	1.60	1.78
Class IR	1.25	1.43
Class R	1.75	1.93

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/095

Holding	% of Net Assets	Line of Business

Equinix, Inc.	2.4%	Internet Software & Services
CB Richard Ellis Group, Inc.	2.2	Real Estate Management & Development
Charles River Laboratories International, Inc.	2.1	Life Sciences Tools & Services
SBA Communications Corp.	2.1	Wireless Telecommunication Services
Evercore Partners, Inc.	2.1	Capital Markets
Tiffany & Co.	2.0	Specialty Retail
Chattem, Inc.	2.0	Personal Products
Amphenol Corp.	2.0	Electronic Equipment, Instruments & Components
Ritchie Bros. Auctioneers, Inc.	1.9	Commercial Services & Supplies
People’s United Financial, Inc.	1.9	Thrifts & Mortgage Finance

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 8/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending reinvestment vehicle represented 18.2% of the Fund’s net assets at 8/31/09. Short-term investments represented a repurchase agreement.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Performance Summary
August 31, 2009

The following graph shows the value, as of August 31, 2009, of a $10,000 investment made on June 30, 2005 (commencement of operations) in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Small/Mid Cap Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 30, 2005 through August 31, 2009.

Average Annual Total Return through August 31, 2009	One Year	Since Inception

Class A (commenced June 30, 2005)
Excluding sales charges	–13.22%	3.42%
Including sales charges	–17.98%	2.03%

Class B (commenced June 30, 2005)
Excluding contingent deferred sales charges	–13.87%	2.56%
Including contingent deferred sales charges	–18.17%	2.07%

Class C (commenced June 30, 2005)
Excluding contingent deferred sales charges	–13.87%	2.56%
Including contingent deferred sales charges	–14.73%	2.56%

Institutional (commenced June 30, 2005)	–12.85%	3.75%

Service (commenced June 30, 2005)	–13.32%	3.21%

Class IR (commenced November 30, 2007)	–12.96%	–10.09%

Class R (commenced November 30, 2007)	–13.34%	–10.52%

PORTFOLIO RESULTS

Goldman Sachs Strategic Growth Fund

Portfolio Composition

The Fund invests primarily in large cap growth stocks. More specifically, the Goldman Sachs Growth Equity Investment Team seeks businesses with dominant market share, established brand name, pricing power, recurring revenue stream and free cash flow. Additionally, the Team seeks companies with high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Fund is more selective and focused than many mutual funds and there are typically 50 to 70 holdings in the portfolio.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Strategic Growth Fund’s performance and positioning for the 12 months ended August 31, 2009.

Q	How did the Goldman Sachs Strategic Growth Fund (the “Fund”) perform during the annual period ended August 31, 2009?

A	During the 12-month period ended August 31, 2009, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of −20.50%, −21.14%, −21.20%, −20.22% and −20.77%, respectively. These returns compare to the −16.76% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

From their inception on January 6, 2009 through August 31, 2009, the Fund’s IR and R Shares generated cumulative total returns of 20.37% and 20.20%, respectively. During the same period, the Russell Index returned 16.26%.

Q	What key factors were responsible for the Fund’s performance during the 12-month reporting period?

A	Stock selection overall detracted most from the Fund’s performance during the 12-month reporting period. Sector allocation also hurt the Fund’s results relative to the Russell Index, though to a more modest degree. It should be noted that we do not make active sector or industry bets in managing this Fund, and so sector allocation is purely the result of our bottom-up security selection.

Q	Which equity market sectors most significantly affected Fund performance?

A	Stock selection in the consumer discretionary, utilities, finance and health care sectors helped the Fund’s performance most. Having an underweighted allocation to cyclicals, which lagged the Russell Index, an overweighted exposure to health care, which outpaced the Russell Index, and an increased position in finance also contributed positively to the Fund’s results. The finance sector under-performed the Russell Index for the fiscal year, but rebounded strongly to outpace the Russell Index year-to-date 2009.

Detracting most from the Fund’s performance was weak stock selection in the technology sector, and to a lesser extent, in the energy, consumer staples and producer goods and services sectors. Having overweighted positions in energy and utilities, which were the two worst-performing sectors of the Russell Index during the annual period, hurt performance as well. Similarly, having underweighted allocations to technology and consumer staples, which were the two best-performing sectors in the Russell Index during the annual period, detracted from the Fund’s results.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Avon Products, a global manufacturer and marketer of cosmetics, fragrances, skin care products and other fashion-related products; Apple, the consumer electronics and software manufacturing giant; Oracle, a computer software developer; CME Group, the world’s largest futures and options exchange; and Best Buy, a consumer electronics and appliances retailer.

Avon Products performed well, demonstrating its ability to successfully navigate the economic downturn across its key international markets, mainly through local currency sales growth and strong recruitment of new sales representatives. Consumers in emerging markets ramped up consumption of western beauty products as they became more affordable. Avon’s restructuring programs also started to gain

PORTFOLIO RESULTS

traction, as evidenced by the company’s better-than-expected operating margins during its second quarter. Apple contributed to performance, as sales of the new iPhone and MacBook computers drove earnings higher, particularly during the second quarter of 2009. Oracle, which specializes in database management systems, performed well during the annual period, benefiting from its business model that focuses on recurring revenue through maintenance and support contracts. Oracle was able to take market share from its competitors due to its consistent cash flow generation even during the economic downturn. Shares of CME Group moved up upon company reports of improved trading volumes. CME Group’s vertically integrated clearing house and exchanges appeared to be a competitive advantage. Also, its over-the-counter clearing business, Clearport, was anticipated to be a significant growth opportunity as it meets its customers’ demands for more transparency and less counterparty risk. Best Buy was able to grow square footage during the annual period and produced strong, consistent sales growth. Further, Best Buy’s main competitor, Circuit City, is widely anticipated to liquidate its store base, providing potential opportunity for Best Buy to gain market share.

Q	Which stocks detracted significantly from the Fund’s performance during the annual period?

A	Detracting most from the Fund’s results relative to its benchmark index were several positions in the energy sector, including exploration and drilling services company Chesapeake Energy; oil and natural gas producer Hess; oilwell services company Weatherford International; and Canadian oil refiner and natural gas exploration and production company Suncor Energy. The energy sector overall sold off, especially during the first half of the annual period, as oil prices tumbled. Many energy companies also struggled with continued speculation of slowing demand and concerns about project financing. There was little regard to the differences between individual businesses within the sector, as investors focused on safety rather than on the long-term fundamentals of the individual businesses. Indeed, shares of several energy companies within the Fund’s portfolio were down despite reporting positive news. Chesapeake Energy, which operates the largest number of natural gas rigs in the U.S., was, in March 2009, one of the key players in forming America’s Natural Gas Alliance, a Washington-based group aimed at generating increased demand for natural gas. Hess added to its acreage in North Dakota’s Bakken oil shale formation where it already had seven rigs and plans to add an additional rig by the end of the year. Weatherford International announced increased profits driven by strong international growth as well as an increase in rig count. Suncor Energy announced it was in the process of acquiring Petro-Canada, a merger that would form the largest energy company in Canada. In addition, Suncor Energy reported strong production numbers.

Video game software developer Electronic Arts also detracted significantly from the Fund’s performance during the annual period. Formerly the largest interactive entertainment publisher until the formation of ActivisionBlizzard, Electronic Arts utilizes its portfolio of annually produced sports simulation franchises to generate a consistent base of cash flow in order to fund new game development. During the period, the company had difficulty executing effectively despite the strong success of its top selling games. The company’s shares also fell on concerns of declining sales and fears that weakness could extend to one of the company’s top game franchises, Madden NFL, which is released annually in August. In response, Electronic Arts began a restructuring, brought in a new CEO and division heads and reinvigorated its creative process.

Q	Did the Fund make any significant purchases or sales during the fiscal year?

A	Among the Fund’s sales during the fiscal year were positions in diversified consumer and commercial products manufacturer Newell Rubbermaid; metal components manufacturer Precision Castparts; online retail sales behemoth Amazon.com; pharmaceutical manufacturing giant Schering-Plough; diversified manufacturer Fortune Brands; semiconductor bellwether Intel; exploration and drilling services company Chesapeake Energy; and oilwell services company Weatherford International.

PORTFOLIO RESULTS

The Fund established new positions during the annual period in such names as leading consumer brands manufacturer Procter & Gamble; computer software developer Oracle; membership warehouse operator Costco Wholesale; agricultural products leader Monsanto; wired and wireless broadband communications semiconductor manufacturer Broadcom; office products retailer Staples; fast-food retailing leader McDonald’s; and regional bank People’s United Financial.

Q	Were there any notable changes in the Fund’s weightings during the 12-month period?

A	During the annual period, the Fund’s exposure to technology shifted from a neutral position to a significantly underweighted allocation compared to the Russell Index. The Fund’s exposure to energy remained overweighted but decreased substantially. We materially increased the Fund’s exposure to finance, consumer discretionary and consumer staples.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2009?

A	At the end of August 2009, the Fund had overweighted positions relative to the Russell Index in the health care, finance, utilities, energy, consumer discretionary and media sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in cyclicals, technology, consumer staples and producer goods and services.

Goldman Sachs Growth Equity Investment Team

New York, October 1, 2009

FUND BASICS

Strategic Growth Fund
as of August 31, 2009

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2008–August 31, 2009	(based on NAV)[1]	Growth Index[2]

Class A	-20.50%	-16.76%
Class B	-21.14	-16.76
Class C	-21.20	-16.76
Institutional	-20.22	-16.76
Service	-20.77	-16.76

January 6, 2009–August 31, 2009

Class IR	20.37%	16.26%
Class R	20.20	16.26

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

				Since
For the period ended 6/30/09	One Year	Five Years	Ten Years	Inception	Inception Date

Class A	-28.90%	-2.96%	-3.62%	-3.09%	5/24/99
Class B	-29.05	-2.98	-3.80	-3.27	5/24/99
Class C	-26.03	-2.58	-3.79	-3.26	5/24/99
Institutional	-24.53	-1.48	-2.69	-2.16	5/24/99
Service	-24.81	-1.83	-3.04	-2.51	5/24/99
Class IR	N/A	N/A	N/A	12.73	1/6/09
Class R	N/A	N/A	N/A	12.59	1/6/09

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end, except for Class IR and Class R Shares, which are cumulative total returns. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.15%	1.52%
Class B	1.90	2.27
Class C	1.90	2.27
Institutional	0.75	1.12
Service	1.25	1.62
Class IR	0.90	1.27
Class R	1.40	1.77

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/095

Holding	% of Net Assets	Line of Business

Apple, Inc.	4.0%	Computers & Peripherals
Microsoft Corp.	3.8	Software
Johnson & Johnson	3.5	Pharmaceuticals
The Procter & Gamble Co.	3.4	Household Products
Cisco Systems, Inc.	3.2	Communications Equipment
Schlumberger Ltd.	3.1	Energy Equipment & Services
QUALCOMM, Inc.	3.0	Communications Equipment
Target Corp.	2.8	Multiline Retail
Oracle Corp.	2.8	Software
Baxter International, Inc.	2.7	Health Care Equipment & Supplies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 8/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending reinvestment vehicle represented 5.1% of the Fund’s net assets as of 8/31/09. Short-term investments represented a repurchase agreement.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Performance Summary
August 31, 2009

The following graph shows the value, as of August 31, 2009, of a $10,000 investment made on September 1, 1999 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 1999 through August 31, 2009.

Average Annual Total Return through August 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (commenced May 24, 1999)
Excluding sales charges	–20.50%	0.37%	–1.99%	–1.88%
Including sales charges	–24.86%	–0.76%	–2.55%	–2.42%

Class B (commenced May 24, 1999)
Excluding contingent deferred sales charges	–21.14%	–0.39%	–2.73%	–2.62%
Including contingent deferred sales charges	–25.08%	–0.79%	–2.73%	–2.62%

Class C (commenced May 24, 1999)
Excluding contingent deferred sales charges	–21.20%	–0.41%	–2.72%	–2.60%
Including contingent deferred sales charges	–21.99%	–0.41%	–2.72%	–2.60%

Institutional (commenced May 24, 1999)	–20.22%	0.75%	–1.60%	–1.49%

Service (commenced May 24, 1999)	–20.77%	0.34%	–1.97%	–1.86%

Class IR (commenced January 6, 2009)	N/A	N/A	N/A	20.37%	*

Class R (commenced January 6, 2009)	N/A	N/A	N/A	20.20%	*

*	Total returns for periods less than one year represent cumulative total returns.

PORTFOLIO RESULTS

Goldman Sachs Tollkeeper Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in equity investments of “Tollkeeper” companies. In general, the Goldman Sachs Growth Equity Investment Team defines a Tollkeeper company as a high quality technology, media or service company that adopts or uses technology to improve its cost structure, revenue opportunities or competitive advantage. The Team believes Tollkeeper connotes a promising growth business. Like a toll collector for a highway or bridge, Tollkeeper companies may grow revenue by increasing “traffic,” or customers and sales, and raising “tolls,” or prices, and margins. The Team believes that the characteristics of recurring revenue or the ability to generate free cash flow should enable them to consistently grow their business.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Tollkeeper Fund’s performance and positioning for the 12 months ended August 31, 2009.

Q	How did the Goldman Sachs Tollkeeper Fund (the “Fund”) perform during the annual period ended August 31, 2009?

A	During the 12-month period ended August 31, 2009, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of −10.22%, −10.92%, −10.94%, −9.85% and −10.28%, respectively. These returns compare to the −15.14% cumulative total return of the Fund’s benchmark, the NASDAQ Composite Index (the “NASDAQ Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the 12-month reporting period?

A	Effective stock selection overall contributed most to the Fund’s performance during the 12-month reporting period. Sector allocation detracted from the Fund’s results relative to the NASDAQ Index but only to a modest degree.

Q	Which equity market sectors most significantly affected Fund performance?

A	Stock selection in the utilities sector helped the performance most. To a lesser extent, stock selection in the finance, media, producer goods and services, and health care sectors also helped. Having a significantly overweighted allocation to technology, which was among the best-performing segments of the NASDAQ Index during the annual period, also contributed positively to the Fund’s results. So, too, did having an underweighted allocation to finance and no exposure at all to the cyclicals and energy sectors, each of which lagged the NASDAQ Index during the 12-month reporting period.

Detracting somewhat from the Fund’s performance was weak stock selection in the technology and consumer discretionary sectors. Having substantially overweighted allocations to utilities and producer goods and services, which each significantly lagged the NASDAQ Index, and an underweighted positions in consumer discretionary and consumer staples, which were the two best-performing sectors in the NASDAQ Index during the annual period, also hurt the Fund’s results.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the NASDAQ Index from positions in Netflix, the online movie rental service provider; Neutral Tandem, a telephony services provider; Lamar Advertising, the largest outdoor advertising services company in the U.S.; Apple, the consumer electronics and software manufacturing giant; and Oracle, a computer software developer.

Shares of Netflix were up upon company reports of strong earnings and substantial growth in subscribers. During the annual period, Netflix incurred higher costs associated with building out its high definition DVD (Blu-ray format) inventory, but the addition of these products has differentiated Netflix’s service and allowed the company to offset these costs with enhanced pricing power. The company also gained traction with a new service that can stream an unlimited number of movies and TV shows from the Internet to subscribers’ computers. Neutral Tandem has created a tandem network capable of exchanging both voice and data traffic between wireline, wireless and broadband customers. This allows for information to be routed to the network most able to accommodate the traffic, thereby enhancing network efficiency. The

PORTFOLIO RESULTS

company’s shares advanced during the period upon reports of rapid growth in its revenues and earnings driven by an increase in billed minutes, i.e. minutes of data traffic carried over its networks. Lamar Advertising saw its shares gain ground as advertising spending began to show early signs of a recovery. Also, Lamar Advertising was able to cut costs significantly, which allowed the company to perform better than expected during the recent downturn. Apple contributed to performance, as sales of the new iPhone and MacBook computers drove earnings higher, particularly during the second quarter of 2009. Oracle, which specializes in database management systems, performed well during the annual period, benefiting from its business model that focuses on recurring revenue through maintenance and support contracts. Oracle was able to take market share from its competitors due to its consistent cash flow generation even during the economic downturn.

Q	Which stocks detracted significantly from the Fund’s performance during the annual period?

A	Detracting most from the Fund’s results relative to its benchmark index were several positions in entertainment software-related companies, including video game software developer Electronic Arts; entertainment software developer THQ; and interactive entertainment software publisher Activision Blizzard. The video game industry broadly struggled, as video games sales in the U.S. experienced weakness during both the holiday season of 2008 and year-to-date in 2009.

Computer systems giant Dell detracted from Fund performance during the annual period, as the company has been facing margin pressures from increasing costs of component inputs. Further, while the company has been executing a restructuring that has resulted in significant cost cutting, a full recovery in enterprise spending may take longer than originally estimated.

A position in Tessera Technologies, a semiconductor packaging technology developer, also detracted significantly from the Fund’s results. The stock actually generated strong positive returns during the period the Fund held the position, but because Tessera Technologies’ shares continued to rise after we sold the stock from the portfolio, the Fund did not participate fully in its upward move. Thus, what proved to be a premature sale of the stock from the portfolio detracted from the Fund’s annual results relative to its benchmark index.

Q	Did the Fund make any significant purchases or sales during the fiscal year?

A	Among the Fund’s sales during the fiscal year were positions in Internet-based consumer banking and personal finance network Bankrate; Internet-based insurance agency eHealth; wireless voice and data services and products provider MetroPCS Communications; storage and data management solutions provider NetApp; computer systems manufacturer Dell; and semiconductor packaging technology developer Tessera Technologies.

The Fund established new positions during the annual period in such names as computer software developer Oracle; wired and wireless broadband communications semiconductor manufacturer Broadcom; video and computer game systems and software retailer GameStop; electronic payment transaction processing services provider Global Payments; earth imagery and geospatial information company DigitalGlobe; credit card company Visa; mobile technology products developer Palm; self-service coin counting and e-payment services provider Coinstar; and customer relationship management services organization Salesforce.com.

Q	Were there any notable changes in the Fund’s weightings during the 12-month period?

A	During the annual period, the Fund’s sector weightings did not change substantially. To a modest degree, the Fund’s exposure to consumer discretionary, finance, media and producer goods and services increased. The Fund’s exposure to health care, technology and utilities decreased moderately.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of August 2009?

A	At the end of August 2009, the Fund’s most significant overweighting relative to the NASDAQ Index continued to be in the technology sector. The Fund also had overweighted positions relative to the NASDAQ Index in the utilities, and producer goods and services sectors. On the same date, the Fund had underweighted positions compared to the NASDAQ Index in finance, consumer discretionary and media. The Fund had no exposure to the consumer staples, cyclicals, energy or health care sectors on August 31, 2009.

Goldman Sachs Growth Equity Investment Team

New York, October 1, 2009

FUND BASICS

Tollkeeper Fund
as of August 31, 2009

PERFORMANCE REVIEW

	Fund Total Return	NASDAQ
September 1, 2008–August 31, 2009	(based on NAV)[1]	Composite Index[2]

Class A	-10.22%	-15.14%
Class B	-10.92	-15.14
Class C	-10.94	-15.14
Institutional	-9.85	-15.14
Service	-10.28	-15.14

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and small-cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/09	One Year	Five Years	Since Inception	Inception Date

Class A	-18.45%	2.72%	-2.03%	10/1/99
Class B	-18.57	2.74	-2.21	10/1/99
Class C	-15.14	3.09	-2.21	10/1/99
Institutional	-13.29	4.29	-1.07	10/1/99
Service	-13.75	3.77	-1.54	10/1/99

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.50%	1.57%
Class B	2.25	2.32
Class C	2.25	2.32
Institutional	1.10	1.17
Service	1.60	1.67

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP 10 HOLDINGS AS OF 8/31/095

Holding	% of Net Assets	Line of Business

Apple, Inc.	6.3%	Technology Hardware & Equipment
Microsoft Corp.	6.0	Software & Services
QUALCOMM, Inc.	4.3	Technology Hardware & Equipment
American Tower Corp. Class A	4.1	Telecommunication Services
Iron Mountain, Inc.	3.8	Commercial & Professional Services
Google, Inc. Class A	3.6	Software & Services
Cisco Systems, Inc.	3.6	Technology Hardware & Equipment
Oracle Corp.	3.5	Software & Services
Research In Motion Ltd.	3.1	Technology Hardware & Equipment
Lamar Advertising Co. Class A	3.1	Media

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATIONS AS OF 8/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending reinvestment vehicle represented 14.1% of the Fund’s net assets as of 8/31/09.

GOLDMAN SACHS TOLLKEEPER FUNDSM

Performance Summary
August 31, 2009

The following graph shows the value as of August 31, 2009, of a $10,000 investment made on October 1, 1999 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark (the NASDAQ Composite Index) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Tollkeeper Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from October 1, 1999 through August 31, 2009.

Average Annual Total Return through August 31, 2009	One Year	Five Years	Since Inception

Class A (commenced October 1, 1999)
Excluding sales charges	–10.22%	6.47%	–0.75%
Including sales charges	–15.13%	5.27%	–1.31%

Class B (commenced October 1, 1999)
Excluding contingent deferred sales charges	–10.92%	5.65%	–1.50%
Including contingent deferred sales charges	–15.38%	5.33%	–1.50%

Class C (commenced October 1, 1999)
Excluding contingent deferred sales charges	–10.94%	5.66%	–1.51%
Including contingent deferred sales charges	–11.83%	5.66%	–1.51%

Institutional (commenced October 1, 1999)	–9.85%	6.89%	–0.34%

Service (commenced October 1, 1999)	–10.28%	6.36%	–0.82%

GOLDMAN SACHS ALL CAP GROWTH FUND

Schedule of Investments
August 31, 2009

Shares	Description	Value

Common Stocks – 96.8%

Aerospace & Defense – 2.1%
1,438	Aerovironment, Inc.*	$40,451
1,504	Alliant Techsystems, Inc.*	116,229
3,270	DigitalGlobe, Inc.*	65,596
1,744	United Technologies Corp.	103,524

		325,800

Auto Components – 0.7%
7,852	Gentex Corp.	114,561

Beverages – 2.8%
4,679	Hansen Natural Corp.*	152,816
5,147	PepsiCo., Inc.	291,681

		444,497

Biotechnology* – 2.2%
11,239	Amylin Pharmaceuticals, Inc.(a)	141,611
4,582	Gilead Sciences, Inc.	206,465

		348,076

Capital Markets – 3.5%
5,312	Evercore Partners, Inc.	133,756
5,881	Morgan Stanley & Co.	170,314
1,204	Northern Trust Corp.	70,386
9,691	The Charles Schwab Corp.	175,019

		549,475

Chemicals – 2.2%
2,213	Monsanto Co.	185,626
2,043	Praxair, Inc.	156,535

		342,161

Commercial Services & Supplies* – 0.9%
4,850	Iron Mountain, Inc.	142,056

Communications Equipment – 5.8%
19,270	Cisco Systems, Inc.*	416,232
8,446	QUALCOMM, Inc.	392,063
1,545	Research In Motion Ltd.*	112,878

		921,173

Computers & Peripherals* – 3.7%
3,479	Apple, Inc.	585,203

Diversified Financial Services – 1.4%
785	CME Group, Inc.	228,466

Diversified Telecommunication Services* – 0.8%
11,175	tw telecom, inc.	127,954

Electrical Equipment – 1.5%
5,043	ABB Ltd. ADR*	96,674
1,156	Rockwell Automation, Inc.	48,379
1,983	Roper Industries, Inc.	93,954

		239,007

Electronic Equipment, Instruments & Components – 2.0%
4,180	Amphenol Corp.	146,133
1,431	Dolby Laboratories, Inc.*	55,823
4,882	FLIR Systems, Inc.*	112,384

		314,340

Energy Equipment & Services – 4.5%
1,873	Cameron International Corp.*	66,885
789	Core Laboratories NV	73,117
6,767	Halliburton Co.	160,445
7,201	Schlumberger Ltd.	404,752

		705,199

Food & Staples Retailing – 0.9%
2,905	Costco Wholesale Corp.	148,097

Food Products – 0.4%
2,448	Kraft Foods, Inc.	69,401

Health Care Equipment & Supplies – 5.5%
5,117	Baxter International, Inc.	291,260
1,554	C.R. Bard, Inc.	125,221
2,789	NuVasive, Inc.*	111,755
5,944	St. Jude Medical, Inc.*	229,082
2,398	Zimmer Holdings, Inc.*	113,545

		870,863

Health Care Providers & Services* – 2.2%
3,221	Express Scripts, Inc.	232,621
1,473	Henry Schein, Inc.	78,039
1,421	Psychiatric Solutions, Inc.	38,069

		348,729

Health Care Technology* – 0.3%
2,448	MedAssets, Inc.	54,664

Hotels, Restaurants & Leisure – 2.6%
1,902	Choice Hotels International, Inc.	56,109
1,507	Life Time Fitness, Inc.*	46,898
3,072	Marriott International, Inc.	73,411
2,321	McDonald’s Corp.	130,533
2,778	Pinnacle Entertainment, Inc.*	26,058
2,545	Starwood Hotels & Resorts Worldwide, Inc.	75,790

		408,799

Household Durables – 1.0%
2,145	Fortune Brands, Inc.	85,392
5,193	Newell Rubbermaid, Inc.	72,287

		157,679

Household Products – 2.7%
1,014	Energizer Holdings, Inc.*	66,346
6,568	The Procter & Gamble Co.	355,394

		421,740

Internet & Catalog Retail*(a) – 0.8%
2,998	Netflix, Inc.	130,893

Internet Software & Services* – 2.8%
2,990	Equinix, Inc.	251,937
418	Google, Inc.	192,978

		444,915

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALL CAP GROWTH FUND

Schedule of Investments (continued)
August 31, 2009

Shares	Description	Value

Common Stocks – (continued)

IT Services – 5.4%
4,496	Cognizant Technology Solutions Corp.*	$156,820
5,809	Genpact Ltd.*	73,368
3,248	Global Payments, Inc.	137,845
601	MasterCard, Inc.	121,781
2,454	Visa, Inc.	174,479
10,464	Western Union Co.	188,771

		853,064

Life Sciences Tools & Services* – 3.1%
5,924	Bruker Corp.	60,128
5,698	Charles River Laboratories International, Inc.	196,524
5,184	Thermo Fisher Scientific, Inc.	234,369

		491,021

Machinery – 1.7%
1,259	Danaher Corp.	76,434
8,021	Energy Recovery, Inc.*(a)	42,190
2,625	IDEX Corp.	69,405
3,776	Kennametal, Inc.	83,261

		271,290

Media – 1.3%
2,275	Comcast Corp.	34,853
3,454	Lamar Advertising Co.*(a)	79,062
3,392	Viacom, Inc. Class B*	84,936

		198,851

Multiline Retail – 1.9%
6,386	Target Corp.	300,142

Oil, Gas & Consumable Fuels – 1.7%
3,275	Petrohawk Energy Corp.*	70,511
2,788	Suncor Energy, Inc.	85,424
2,453	Whiting Petroleum Corp.*	119,069

		275,004

Personal Products – 1.8%
4,031	Avon Products, Inc.	128,468
2,577	Chattem, Inc.*	157,815

		286,283

Pharmaceuticals – 4.8%
7,217	Johnson & Johnson	436,195
4,984	Merck & Co., Inc.	161,631
1,632	Shire PLC ADR	80,882
1,697	Teva Pharmaceutical Industries Ltd. ADR	87,396

		766,104

Real Estate Management & Development* – 1.4%
18,358	CB Richard Ellis Group, Inc.	217,359

Road & Rail – 0.4%
670	Burlington Northern Santa Fe Corp.	55,623

Semiconductors & Semiconductor Equipment – 2.8%
3,290	Altera Corp.	63,201
7,005	Broadcom Corp.*	199,292
3,517	FormFactor, Inc.*	77,163
3,845	Linear Technology Corp.	102,162

		441,818

Software – 7.1%
2,758	Activision Blizzard, Inc.*	32,020
2,021	Citrix Systems, Inc.*	72,109
5,876	Electronic Arts, Inc.*	107,061
20,661	Microsoft Corp.	509,294
14,209	Oracle Corp.	310,751
1,664	Salesforce.com, Inc.*	86,312

		1,117,547

Specialty Retail – 6.2%
4,224	Dick’s Sporting Goods, Inc.*	94,660
3,524	GameStop Corp.*	83,871
11,487	Lowe’s Cos., Inc.	246,970
7,015	PetSmart, Inc.	146,684
8,878	Staples, Inc.	191,854
3,513	Tiffany & Co.	127,803
3,245	Urban Outfitters, Inc.*	92,255

		984,097

Textiles, Apparel & Luxury Goods – 0.9%
5,072	Coach, Inc.	143,487

Thrifts & Mortgage Finance – 1.1%
11,281	People’s United Financial, Inc.	181,173

Wireless Telecommunication Services* – 1.9%
6,465	American Tower Corp.	204,617
3,282	Crown Castle International Corp.	88,155

		292,772

TOTAL COMMON STOCKS
(Cost $14,045,525)		$15,319,383

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(b) – 3.1%

Joint Repurchase Agreement Account II
$500,000	0.217%	09/01/09	$500,000
Maturity Value: $500,003
(Cost $500,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $14,545,525)			$15,819,383

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALL CAP GROWTH FUND

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 1.9%

Boston Global Investment Trust – Enhanced Portfolio
294,716	0.263%	$294,421
(Cost $294,032)

TOTAL INVESTMENTS – 101.8%
(Cost $14,839,557)		$16,113,804

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.8)%		(285,846)

NET ASSETS – 100.0%		$15,827,958

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2009. Additional information appears on page 67.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2009.

(d)	Represents an affiliated issuer.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments
August 31, 2009

Shares	Description	Value

Common Stocks – 98.2%

Aerospace & Defense – 1.0%
221,981	United Technologies Corp.	$13,176,792

Beverages – 3.7%
557,057	PepsiCo., Inc.	31,568,420
369,200	The Coca-Cola Co.	18,005,884

		49,574,304

Biotechnology* – 1.8%
164,369	Amylin Pharmaceuticals, Inc.(a)	2,071,049
505,676	Gilead Sciences, Inc.	22,785,761

		24,856,810

Capital Markets – 3.5%
635,200	Morgan Stanley & Co.	18,395,392
134,700	Northern Trust Corp.	7,874,562
1,183,886	The Charles Schwab Corp.	21,380,981

		47,650,935

Chemicals – 2.7%
214,300	Monsanto Co.	17,975,484
231,700	Praxair, Inc.	17,752,854

		35,728,338

Commercial Services & Supplies*(a) – 1.5%
704,543	Iron Mountain, Inc.	20,636,064

Communications Equipment – 7.2%
2,341,613	Cisco Systems, Inc.*	50,578,841
795,283	QUALCOMM, Inc.	36,917,037
137,090	Research In Motion Ltd.*	10,015,795

		97,511,673

Computers & Peripherals* – 4.1%
324,891	Apple, Inc.	54,649,915

Diversified Financial Services(a) – 1.9%
88,613	CME Group, Inc.	25,789,928

Electrical Equipment* – 0.8%
576,883	ABB Ltd. ADR	11,058,847

Electronic Equipment, Instruments & Components – 1.3%
496,700	Amphenol Corp.	17,364,632

Energy Equipment & Services – 4.4%
261,300	Cameron International Corp.*(a)	9,331,023
445,836	Halliburton Co.	10,570,771
695,888	Schlumberger Ltd.	39,108,906

		59,010,700

Food & Staples Retailing – 1.5%
403,364	Costco Wholesale Corp.	20,563,497

Food Products – 0.8%
385,247	Kraft Foods, Inc.	10,921,752

Health Care Equipment & Supplies – 6.3%
535,254	Baxter International, Inc.(a)	30,466,658
165,504	C.R. Bard, Inc.	13,336,312
651,788	St. Jude Medical, Inc.*	25,119,910
351,152	Zimmer Holdings, Inc.*	16,627,047

		85,549,927

Health Care Providers & Services* – 2.0%
367,698	Express Scripts, Inc.	26,555,150

Hotels, Restaurants & Leisure – 2.9%
541,375	Marriott International, Inc.(a)	12,938,864
233,975	McDonald’s Corp.	13,158,754
448,514	Starwood Hotels & Resorts Worldwide, Inc.(a)	13,356,747

		39,454,365

Household Products – 3.0%
748,130	The Procter & Gamble Co.	40,481,314

Internet Software & Services* – 3.8%
345,940	Equinix, Inc.(a)	29,148,904
47,291	Google, Inc.	21,832,836

		50,981,740

IT Services – 6.4%
461,680	Cognizant Technology Solutions Corp.*	16,103,398
335,538	Global Payments, Inc.	14,240,233
39,000	MasterCard, Inc.	7,902,570
350,870	Visa, Inc.(a)	24,946,857
1,319,166	Western Union Co.	23,797,755

		86,990,813

Life Sciences Tools & Services* – 3.6%
543,087	Charles River Laboratories International, Inc.	18,731,071
662,444	Thermo Fisher Scientific, Inc.	29,949,093

		48,680,164

Machinery – 0.4%
86,900	Danaher Corp.	5,275,699

Media – 1.4%
582,800	Comcast Corp.	8,928,496
404,965	Viacom, Inc. Class B*	10,140,324

		19,068,820

Multiline Retail – 2.4%
699,577	Target Corp.	32,880,119

Oil, Gas & Consumable Fuels – 1.8%
133,322	Hess Corp.	6,744,760
552,086	Suncor Energy, Inc.	16,915,915

		23,660,675

Personal Products – 1.1%
458,777	Avon Products, Inc.	14,621,223

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Pharmaceuticals – 6.1%
678,699	Johnson & Johnson	$41,020,568
656,100	Merck & Co., Inc.(a)	21,277,323
153,900	Shire PLC ADR	7,627,284
241,555	Teva Pharmaceutical Industries Ltd. ADR	12,440,082

		82,365,257

Real Estate Management & Development*(a) – 2.2%
2,452,317	CB Richard Ellis Group, Inc.	29,035,433

Road & Rail – 0.6%
104,400	Burlington Northern Santa Fe Corp.	8,667,288

Semiconductors & Semiconductor Equipment* – 1.5%
710,500	Broadcom Corp.	20,213,725

Software – 7.9%
319,736	Activision Blizzard, Inc.*	3,712,135
814,748	Electronic Arts, Inc.*	14,844,709
2,149,393	Microsoft Corp.	52,982,537
1,591,885	Oracle Corp.	34,814,525

		106,353,906

Specialty Retail – 3.2%
1,192,116	Lowe’s Cos., Inc.	25,630,494
791,625	Staples, Inc.	17,107,016

		42,737,510

Textiles, Apparel & Luxury Goods(a) – 1.0%
497,469	Coach, Inc.	14,073,398

Thrifts & Mortgage Finance – 1.1%
944,060	People’s United Financial, Inc.	15,161,604

Wireless Telecommunication Services* – 3.3%
1,021,000	American Tower Corp.	32,314,650
443,265	Crown Castle International Corp.(a)	11,906,098

		44,220,748

TOTAL COMMON STOCKS
(Cost $1,181,178,099)		$1,325,523,065

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(b) – 2.4%

Joint Repurchase Agreement Account II
$32,000,000	0.217%	09/01/09	$32,000,000
Maturity Value: $32,000,193
(Cost $32,000,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,213,178,099)			$1,357,523,065

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 10.9%

Boston Global Investment Trust – Enhanced Portfolio
147,820,469	0.263%	$147,672,648
(Cost $145,718,200)

TOTAL INVESTMENTS – 111.5%
(Cost $1,358,896,299)		$1,505,195,713

LIABILITIES IN EXCESS OF OTHER ASSETS – (11.5)%		(155,145,638)

NET ASSETS – 100.0%		$1,350,050,075

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2009. Additional information appears on page 67.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2009.

(d)	Represents an affiliated issuer.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments
August 31, 2009

Shares	Description	Value

Common Stocks – 98.2%

Beverages – 3.1%
141,900	PepsiCo., Inc.	$8,041,473

Biotechnology* – 1.6%
45,440	Amylin Pharmaceuticals, Inc.(a)	572,544
77,520	Gilead Sciences, Inc.	3,493,051

		4,065,595

Capital Markets – 4.8%
213,480	Morgan Stanley & Co.	6,182,381
339,290	The Charles Schwab Corp.	6,127,577

		12,309,958

Communications Equipment – 9.0%
452,480	Cisco Systems, Inc.*	9,773,568
218,720	QUALCOMM, Inc.	10,152,982
40,210	Research In Motion Ltd.*	2,937,743

		22,864,293

Computers & Peripherals* – 4.0%
61,310	Apple, Inc.	10,312,955

Diversified Financial Services(a) – 3.3%
28,980	CME Group, Inc.	8,434,339

Energy Equipment & Services – 3.9%
179,030	Schlumberger Ltd.	10,061,486

Food & Staples Retailing – 2.4%
118,650	Costco Wholesale Corp.	6,048,777

Health Care Equipment & Supplies – 6.1%
156,560	Baxter International, Inc.	8,911,396
170,380	St. Jude Medical, Inc.*	6,566,445

		15,477,841

Health Care Providers & Services* – 3.5%
123,070	Express Scripts, Inc.	8,888,115

Hotels, Restaurants & Leisure(a) – 1.9%
203,858	Marriott International, Inc.	4,872,223

Household Products – 3.9%
185,200	The Procter & Gamble Co.	10,021,172

Internet Software & Services*(a) – 3.6%
107,590	Equinix, Inc.	9,065,533

IT Services – 5.7%
91,970	Visa, Inc.(a)	6,539,067
438,440	Western Union Co.	7,909,458

		14,448,525

Life Sciences Tools & Services* – 3.9%
221,820	Thermo Fisher Scientific, Inc.	10,028,482

Multiline Retail – 3.1%
166,610	Target Corp.	7,830,670

Oil, Gas & Consumable Fuels – 2.8%
30,290	Hess Corp.	1,532,371
179,550	Suncor Energy, Inc.(a)	5,501,412

		7,033,783

Pharmaceuticals – 5.8%
169,250	Johnson & Johnson	10,229,470
88,910	Teva Pharmaceutical Industries Ltd. ADR	4,578,865

		14,808,335

Real Estate Management & Development* – 2.2%
481,980	CB Richard Ellis Group, Inc.	5,706,643

Semiconductors & Semiconductor Equipment* – 2.4%
215,570	Broadcom Corp.	6,132,967

Software – 9.5%
99,950	Activision Blizzard, Inc.*	1,160,420
245,940	Electronic Arts, Inc.*	4,481,027
399,090	Microsoft Corp.	9,837,568
403,010	Oracle Corp.	8,813,829

		24,292,844

Specialty Retail – 2.7%
325,130	Lowe’s Cos., Inc.	6,990,295

Textiles, Apparel & Luxury Goods – 1.6%
140,380	Coach, Inc.	3,971,350

Thrifts & Mortgage Finance – 1.5%
237,360	People’s United Financial, Inc.	3,812,002

Wireless Telecommunication Services* – 5.9%
315,890	American Tower Corp.	9,997,918
186,660	Crown Castle International Corp.	5,013,688

		15,011,606

TOTAL COMMON STOCKS
(Cost $240,164,338)		$250,531,262

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(b) – 2.0%

Joint Repurchase Agreement Account II
$5,100,000	0.217%	09/01/09	$5,100,000
Maturity Value: $5,100,031
(Cost $5,100,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $245,264,338)			$255,631,262

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 9.9%

Boston Global Investment Trust – Enhanced Portfolio
25,363,725	0.263%	$25,338,361
(Cost $25,132,099)

TOTAL INVESTMENTS – 110.1%
(Cost $270,396,437)		$280,969,623

LIABILITIES IN EXCESS OF OTHER ASSETS – (10.1)%		(25,673,485)

NET ASSETS – 100.0%		$255,296,138

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2009. Additional information appears on page 67.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2009.

(d)	Represents an affiliated issuer.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments
August 31, 2009

Shares	Description	Value

Common Stocks – 97.2%

Aerospace & Defense*(a) – 1.3%
354,177	Alliant Techsystems, Inc.	$27,370,799

Air Freight & Logistics – 0.5%
184,043	C.H. Robinson Worldwide, Inc.	10,354,259

Auto Components – 1.4%
1,932,239	Gentex Corp.	28,191,367

Beverages*(a) – 1.5%
912,432	Hansen Natural Corp.	29,800,029

Biotechnology*(a) – 1.4%
2,239,350	Amylin Pharmaceuticals, Inc.	28,215,810

Capital Markets – 2.9%
661,672	Northern Trust Corp.	38,681,345
1,073,700	TD Ameritrade Holding Corp.*	20,657,988

		59,339,333

Chemicals – 1.8%
868,300	Ecolab, Inc.	36,720,407

Commercial Services & Supplies* – 2.1%
1,229,636	Iron Mountain, Inc.(a)	36,016,038
160,450	Stericycle, Inc.	7,945,484

		43,961,522

Diversified Financial Services* – 1.5%
331,800	IntercontinentalExchange, Inc.	31,122,840

Diversified Telecommunication Services* – 1.9%
3,415,914	tw telecom, inc.	39,112,215

Electrical Equipment – 2.0%
485,129	Rockwell Automation, Inc.	20,302,649
428,426	Roper Industries, Inc.	20,298,824

		40,601,473

Electronic Equipment, Instruments & Components – 4.4%
1,438,983	Amphenol Corp.	50,306,846
1,686,769	FLIR Systems, Inc.*(a)	38,829,422

		89,136,268

Energy Equipment & Services – 4.9%
1,435,399	Cameron International Corp.*	51,258,098
299,304	Core Laboratories NV(a)	27,736,502
702,364	Dresser-Rand Group, Inc.*	20,860,211

		99,854,811

Health Care Equipment & Supplies – 8.0%
658,497	C.R. Bard, Inc.	53,061,688
618,896	NuVasive, Inc.*(a)	24,799,163
1,294,694	St. Jude Medical, Inc.*	49,897,507
738,149	Zimmer Holdings, Inc.*	34,951,355

		162,709,713

Health Care Providers & Services* – 3.7%
608,479	Emdeon, Inc.	10,611,874
502,872	Express Scripts, Inc.	36,317,416
538,844	Henry Schein, Inc.(a)	28,547,955

		75,477,245

Hotels, Restaurants & Leisure – 2.4%
799,092	Marriott International, Inc.(a)	19,098,302
1,116,822	Pinnacle Entertainment, Inc.*(a)	10,475,790
661,970	Starwood Hotels & Resorts Worldwide, Inc.	19,713,467

		49,287,559

Household Durables – 2.4%
681,296	Fortune Brands, Inc.	27,122,394
1,586,485	Newell Rubbermaid, Inc.	22,083,871

		49,206,265

Household Products* – 1.4%
449,620	Energizer Holdings, Inc.	29,418,637

Internet & Catalog Retail*(a) – 1.6%
761,377	Netflix, Inc.	33,241,720

Internet Software & Services*(a) – 2.9%
697,350	Equinix, Inc.	58,758,711

IT Services – 5.5%
1,000,313	Cognizant Technology Solutions Corp.*	34,890,917
1,128,566	Global Payments, Inc.	47,896,341
1,693,597	Western Union Co.	30,552,490

		113,339,748

Life Sciences Tools & Services* – 4.4%
1,232,775	Charles River Laboratories International, Inc.	42,518,410
509,794	Covance, Inc.	27,070,061
298,400	Millipore Corp.	19,763,032

		89,351,503

Machinery – 1.4%
1,261,507	Kennametal, Inc.	27,816,229

Media*(a) – 1.0%
896,563	Lamar Advertising Co.	20,522,327

Oil, Gas & Consumable Fuels* – 2.0%
603,575	Continental Resources, Inc.(a)	21,306,197
424,577	Whiting Petroleum Corp.	20,608,968

		41,915,165

Personal Products – 3.8%
1,175,122	Avon Products, Inc.	37,451,138
667,488	Chattem, Inc.*(a)	40,876,965

		78,328,103

Pharmaceuticals – 1.5%
637,311	Shire PLC ADR	31,585,133

Real Estate Management & Development* – 2.3%
3,895,873	CB Richard Ellis Group, Inc.	46,127,136

Semiconductors & Semiconductor Equipment – 4.9%
640,600	Altera Corp.	12,305,926
1,502,249	Broadcom Corp.*	42,738,984

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)

1,082,904	FormFactor, Inc.*(a)	$23,758,914
775,540	Linear Technology Corp.(a)	20,606,098

		99,409,922

Software* – 2.7%
512,130	Activision Blizzard, Inc.	5,945,829
457,159	Citrix Systems, Inc.	16,311,433
866,302	Electronic Arts, Inc.	15,784,023
346,014	Salesforce.com, Inc.(a)	17,947,746

		55,989,031

Specialty Retail – 10.2%
571,205	Bed Bath & Beyond, Inc.*	20,837,558
1,044,426	Dick’s Sporting Goods, Inc.*(a)	23,405,587
611,300	GameStop Corp.*	14,548,940
2,044,094	PetSmart, Inc.	42,742,006
1,903,013	Staples, Inc.	41,124,111
1,110,948	Tiffany & Co.(a)	40,416,288
863,300	Urban Outfitters, Inc.*(a)	24,543,619

		207,618,109

Textiles, Apparel & Luxury Goods – 2.1%
1,513,126	Coach, Inc.	42,806,335

Thrifts & Mortgage Finance – 2.2%
2,847,223	People’s United Financial, Inc.	45,726,401

Wireless Telecommunication Services* – 3.2%
1,276,483	American Tower Corp.	40,400,687
929,286	Crown Castle International Corp.(a)	24,960,622

		65,361,309

TOTAL COMMON STOCKS
(Cost $1,877,591,941)		$1,987,777,434

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(b) – 3.2%

Joint Repurchase Agreement Account II
$65,600,000	0.217%	09/01/09	$65,600,000
Maturity Value: $65,600,395
(Cost $65,600,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,943,191,941)			$2,053,377,434

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 16.4%

Boston Global Investment Trust – Enhanced Portfolio
335,521,830	0.263%	$335,186,308
(Cost $331,258,848)

TOTAL INVESTMENTS – 116.8%
(Cost $2,274,450,789)		$2,388,563,742

LIABILITIES IN EXCESS OF OTHER ASSETS – (16.8)%		(344,065,621)

NET ASSETS – 100.0%		$2,044,498,121

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2009. Additional information appears on page 67.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2009.

(d)	Represents an affiliated issuer.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments
August 31, 2009

Shares	Description	Value

Common Stocks – 95.7%

Aerospace & Defense* – 3.3%
113,877	Aerovironment, Inc.(a)	$3,203,360
44,407	Alliant Techsystems, Inc.	3,431,773
87,812	DigitalGlobe, Inc.	1,761,509

		8,396,642

Auto Components – 1.9%
210,458	Amerigon, Inc.*(a)	1,338,513
243,716	Gentex Corp.	3,555,816

		4,894,329

Beverages* – 1.5%
113,499	Hansen Natural Corp.	3,706,877

Biotechnology* – 2.4%
22,236	Alexion Pharmaceuticals, Inc.	1,003,733
306,156	Amylin Pharmaceuticals, Inc.(a)	3,857,566
139,446	NeurogesX, Inc.(a)	1,037,478

		5,898,777

Capital Markets – 4.2%
83,084	Eaton Vance Corp.	2,373,710
205,278	Evercore Partners, Inc.(a)	5,168,900
45,085	Oppenheimer Holdings, Inc.	1,164,094
245,446	TradeStation Group, Inc.*	1,759,848

		10,466,552

Commercial Services & Supplies – 6.4%
196,034	Healthcare Services Group, Inc.	3,465,881
154,684	Iron Mountain, Inc.*	4,530,695
189,251	Ritchie Bros. Auctioneers, Inc.(a)	4,742,630
66,100	Stericycle, Inc.*	3,273,272

		16,012,478

Communications Equipment*(a) – 0.7%
127,700	Palm, Inc.	1,702,241

Construction & Engineering* – 0.6%
68,091	Quanta Services, Inc.	1,506,173

Diversified Consumer Services* – 1.8%
26,432	Capella Education Co.(a)	1,674,467
83,910	Coinstar, Inc.	2,769,869

		4,444,336

Diversified Financial Services* – 0.7%
11,850	IntercontinentalExchange, Inc.	1,111,530
22,400	MSCI, Inc.	659,008

		1,770,538

Diversified Telecommunication Services* – 2.1%
43,732	Neutral Tandem, Inc.	1,093,737
362,643	tw telecom, inc.	4,152,263

		5,246,000

Electrical Equipment – 2.0%
40,495	Rockwell Automation, Inc.	1,694,716
68,838	Roper Industries, Inc.	3,261,544

		4,956,260

Electronic Equipment, Instruments & Components – 5.7%
141,171	Amphenol Corp.	4,935,338
163,524	Cogent, Inc.*(a)	1,717,002
53,064	Dolby Laboratories, Inc.*	2,070,027
159,584	FLIR Systems, Inc.*(a)	3,673,624
155,086	IPG Photonics Corp.*	1,879,642

		14,275,633

Energy Equipment & Services – 3.2%
44,100	Core Laboratories NV(a)	4,086,747
86,524	Dresser-Rand Group, Inc.*	2,569,763
188,914	Tesco Corp.*	1,450,859

		8,107,369

Health Care Equipment & Supplies* – 2.1%
128,639	Natus Medical, Inc.	1,833,106
87,127	NuVasive, Inc.(a)	3,491,179

		5,324,285

Health Care Providers & Services* – 2.8%
76,000	Emdeon, Inc.	1,325,440
67,479	Henry Schein, Inc.	3,575,038
74,679	Psychiatric Solutions, Inc.(a)	2,000,650

		6,901,128

Health Care Technology* – 1.5%
169,402	MedAssets, Inc.	3,782,747

Hotels, Restaurants & Leisure – 5.1%
109,877	Choice Hotels International, Inc.(a)	3,241,371
100,370	Life Time Fitness, Inc.*(a)	3,123,514
141,444	Pinnacle Entertainment, Inc.*	1,326,745
83,200	Starwood Hotels & Resorts Worldwide, Inc.	2,477,696
265,814	Texas Roadhouse, Inc.*(a)	2,708,645

		12,877,971

Household Durables – 0.7%
127,597	Newell Rubbermaid, Inc.	1,776,150

Household Products* – 1.2%
44,390	Energizer Holdings, Inc.	2,904,438

Internet & Catalog Retail*(a) – 2.0%
18,030	Blue Nile, Inc.	998,501
92,783	Netflix, Inc.	4,050,906

		5,049,407

Internet Software & Services*(a) – 4.1%
70,400	Equinix, Inc.	5,931,904
104,001	GSI Commerce, Inc.	1,803,377
188,207	Switch and Data Facilities Co.	2,557,733

		10,293,014

IT Services – 3.0%
239,208	Genpact Ltd.*	3,021,197
103,600	Global Payments, Inc.	4,396,784

		7,417,981

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Life Sciences Tools & Services* – 5.5%
264,800	Bruker Corp.	$2,687,720
154,913	Charles River Laboratories International, Inc.	5,342,949
59,180	Covance, Inc.	3,142,458
40,816	Millipore Corp.	2,703,244

		13,876,371

Machinery – 2.7%
264,171	Energy Recovery, Inc.*(a)	1,389,540
76,353	IDEX Corp.	2,018,773
157,200	Kennametal, Inc.	3,466,260

		6,874,573

Media*(a) – 1.0%
112,865	Lamar Advertising Co.	2,583,480

Oil, Gas & Consumable Fuels* – 4.0%
118,715	Petrohawk Energy Corp.	2,555,934
586,545	Rex Energy Corp.	3,495,808
80,909	Whiting Petroleum Corp.	3,927,323

		9,979,065

Personal Products* – 2.2%
81,757	Chattem, Inc.(a)	5,006,799
165,902	Physicians Formula Holdings, Inc.	408,119

		5,414,918

Real Estate Management & Development* – 2.2%
471,100	CB Richard Ellis Group, Inc.	5,577,824

Semiconductors & Semiconductor Equipment – 4.4%
79,500	Altera Corp.	1,527,195
99,646	Cavium Networks, Inc.*	2,023,810
137,519	FormFactor, Inc.*	3,017,167
38,800	Hittite Microwave Corp.*	1,335,496
213,320	Intellon Corp.*	1,073,000
82,213	Linear Technology Corp.(a)	2,184,399

		11,161,067

Software* – 1.7%
107,900	Electronic Arts, Inc.	1,965,938
36,200	Rosetta Stone, Inc.(a)	798,210
29,600	Salesforce.com, Inc.	1,535,352

		4,299,500

Specialty Retail – 8.5%
131,259	Dick’s Sporting Goods, Inc.*	2,941,514
104,936	GameStop Corp.*	2,497,477
323,490	OfficeMax, Inc.	3,658,672
191,803	PetSmart, Inc.	4,010,601
138,700	Tiffany & Co.	5,045,906
110,200	Urban Outfitters, Inc.*	3,132,986

		21,287,156

Textiles, Apparel & Luxury Goods*(a) – 0.5%
50,120	Under Armour, Inc.	1,196,364

Thrifts & Mortgage Finance – 1.9%
293,720	People’s United Financial, Inc.	4,717,143

Wireless Telecommunication Services*(a) – 2.1%
218,064	SBA Communications Corp.	5,257,523

TOTAL COMMON STOCKS
(Cost $228,018,971)		$239,936,310

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(b) – 5.2%

Joint Repurchase Agreement Account II
$12,900,000	0.217%	09/01/09	$12,900,000
Maturity Value: $12,900,078
(Cost $12,900,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $240,918,971)			$252,836,310

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 18.2%

Boston Global Investment Trust – Enhanced Portfolio
45,728,470	0.263%	$45,682,742
(Cost $45,341,525)

TOTAL INVESTMENTS – 119.1%
(Cost $286,260,496)		$298,519,052

LIABILITIES IN EXCESS OF OTHER ASSETS – (19.1)%		(47,912,368)

NET ASSETS – 100.0%		$250,606,684

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2009. Additional information appears on page 67.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2009.

(d)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments
August 31, 2009

Shares	Description	Value

Common Stocks – 97.9%

Aerospace & Defense – 1.4%
61,450	United Technologies Corp.	$3,647,672

Beverages – 3.8%
117,760	PepsiCo., Inc.	6,673,459
71,250	The Coca-Cola Co.	3,474,863

		10,148,322

Biotechnology* – 2.1%
32,010	Amylin Pharmaceuticals, Inc.(a)	403,326
115,850	Gilead Sciences, Inc.	5,220,201

		5,623,527

Capital Markets – 3.6%
148,330	Morgan Stanley & Co.	4,295,637
22,140	Northern Trust Corp.	1,294,304
232,380	The Charles Schwab Corp.	4,196,783

		9,786,724

Chemicals – 3.6%
58,000	Monsanto Co.	4,865,040
63,670	Praxair, Inc.	4,878,395

		9,743,435

Communications Equipment – 6.9%
399,180	Cisco Systems, Inc.*	8,622,288
172,020	QUALCOMM, Inc.	7,985,169
26,970	Research In Motion Ltd.*	1,970,428

		18,577,885

Computers & Peripherals* – 4.0%
63,910	Apple, Inc.	10,750,301

Diversified Financial Services(a) – 2.1%
19,720	CME Group, Inc.	5,739,309

Electrical Equipment* – 0.8%
112,250	ABB Ltd. ADR	2,151,833

Energy Equipment & Services – 4.4%
146,600	Halliburton Co.	3,475,886
149,790	Schlumberger Ltd.	8,418,198

		11,894,084

Food & Staples Retailing – 2.0%
106,500	Costco Wholesale Corp.	5,429,370

Food Products – 1.0%
99,140	Kraft Foods, Inc.	2,810,619

Health Care Equipment & Supplies – 7.0%
128,490	Baxter International, Inc.	7,313,651
31,950	C.R. Bard, Inc.	2,574,531
142,200	St. Jude Medical, Inc.*	5,480,388
73,710	Zimmer Holdings, Inc.*	3,490,168

		18,858,738

Health Care Providers & Services* – 2.6%
95,810	Express Scripts, Inc.	6,919,398

Hotels, Restaurants & Leisure – 3.2%
106,567	Marriott International, Inc.(a)	2,546,960
60,150	McDonald’s Corp.	3,382,836
88,290	Starwood Hotels & Resorts Worldwide, Inc.	2,629,276

		8,559,072

Household Products – 3.4%
168,480	The Procter & Gamble Co.	9,116,453

Internet Software & Services* – 1.6%
9,018	Google, Inc.	4,163,340

IT Services – 5.3%
11,060	MasterCard, Inc.	2,241,088
74,860	Visa, Inc.(a)	5,322,546
364,050	Western Union Co.	6,567,462

		14,131,096

Life Sciences Tools & Services* – 2.7%
159,210	Thermo Fisher Scientific, Inc.	7,197,884

Machinery – 1.0%
42,520	Danaher Corp.	2,581,389

Media – 1.8%
154,690	Comcast Corp.	2,369,851
94,837	Viacom, Inc. Class B*	2,374,718

		4,744,569

Multiline Retail – 2.8%
160,900	Target Corp.	7,562,300

Oil, Gas & Consumable Fuels – 1.8%
26,400	Hess Corp.	1,335,576
112,090	Suncor Energy, Inc.	3,434,438

		4,770,014

Personal Products – 1.4%
118,910	Avon Products, Inc.	3,789,662

Pharmaceuticals – 6.5%
154,230	Johnson & Johnson	9,321,661
137,530	Merck & Co., Inc.(a)	4,460,098
70,490	Teva Pharmaceutical Industries Ltd. ADR	3,630,235

		17,411,994

Road & Rail – 0.9%
29,270	Burlington Northern Santa Fe Corp.	2,429,995

Semiconductors & Semiconductor Equipment* – 1.7%
159,590	Broadcom Corp.	4,540,335

Software – 8.2%
68,940	Activision Blizzard, Inc.*	800,394
192,300	Electronic Arts, Inc.*	3,503,706
414,960	Microsoft Corp.	10,228,764
337,390	Oracle Corp.	7,378,719

		21,911,583

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Specialty Retail – 3.9%
288,700	Lowe’s Cos., Inc.	$6,207,050
200,910	Staples, Inc.	4,341,665

		10,548,715

Textiles, Apparel & Luxury Goods – 1.0%
97,300	Coach, Inc.	2,752,617

Thrifts & Mortgage Finance – 1.2%
196,190	People’s United Financial, Inc.	3,150,811

Wireless Telecommunication Services* – 4.2%
203,270	American Tower Corp.	6,433,496
175,290	Crown Castle International Corp.	4,708,289

		11,141,785

TOTAL COMMON STOCKS
(Cost $243,434,362)		$262,584,831

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(b) – 2.4%

Joint Repurchase Agreement Account II
$6,300,000	0.217%	09/01/09	$6,300,000
Maturity Value: $6,300,038
(Cost $6,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $249,734,362)			$268,884,831

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 5.1%

Boston Global Investment Trust – Enhanced Portfolio
13,802,196	0.263%	$13,788,394
(Cost $13,692,887)

TOTAL INVESTMENTS – 105.4%
(Cost $263,427,249)		$282,673,225

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.4)%		(14,478,725)

NET ASSETS – 100.0%		$268,194,500

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2009. Additional information appears on page 67.

(c)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2009.

(d)	Represents an affiliated issuer.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUND

Schedule of Investments
August 31, 2009

Shares	Description	Value

Common Stocks – 96.4%

Capital Goods* – 2.1%
301,730	DigitalGlobe, Inc.	$6,052,704

Commercial & Professional Services*(a) – 3.8%
367,050	Iron Mountain, Inc.	10,750,894

Consumer Services* – 1.4%
119,020	Coinstar, Inc.	3,928,850

Diversified Financials – 3.0%
29,520	CME Group, Inc.	8,591,501

Media*(a) – 3.1%
382,080	Lamar Advertising Co. Class A	8,745,811

Retailing* – 7.2%
61,330	Amazon.com, Inc.	4,979,383
319,360	GameStop Corp. Class A	7,600,768
185,580	Netflix, Inc.(a)	8,102,423

		20,682,574

Semiconductors & Semiconductor Equipment – 9.4%
304,170	Broadcom Corp. Class A*	8,653,636
195,312	Cavium Networks, Inc.*(a)	3,966,787
156,450	FormFactor, Inc.*	3,432,513
715,730	Intellon Corp.*	3,600,122
274,100	Linear Technology Corp.	7,282,837

		26,935,895

Software & Services – 34.7%
537,730	Activision Blizzard, Inc.*	6,243,045
78,180	Citrix Systems, Inc.*	2,789,462
235,170	Cognizant Technology Solutions Corp. Class A*	8,202,730
456,093	Electronic Arts, Inc.*	8,310,015
97,820	Equinix, Inc.*(a)	8,242,313
143,990	Global Payments, Inc.	6,110,936
22,591	Google, Inc. Class A*	10,429,587
701,795	Microsoft Corp.	17,299,247
464,330	Oracle Corp.	10,154,897
61,700	Salesforce.com, Inc.*(a)	3,200,379
421,853	Switch & Data Facilities Co., Inc.*(a)	5,732,982
81,240	Visa, Inc. Class A(a)	5,776,164
381,350	Western Union Co.	6,879,554

		99,371,311

Technology Hardware & Equipment – 24.8%
229,270	Amphenol Corp. Class A	8,015,279
107,033	Apple, Inc.*	18,004,021
477,305	Cisco Systems, Inc.*	10,309,788
198,178	Dolby Laboratories, Inc. Class A*	7,730,924
424,460	Palm, Inc.*(a)	5,658,052
267,915	QUALCOMM, Inc.	12,436,614
123,090	Research In Motion Ltd.*	8,992,955

		71,147,633

Telecommunication Services* – 6.9%
373,340	American Tower Corp. Class A	11,816,211
98,540	Neutral Tandem, Inc.	2,464,485
488,246	tw telecom, inc.	5,590,417

		19,871,113

TOTAL COMMON STOCKS
(Cost $275,099,526)		$276,078,286

Shares	Rate	Value

Investment Company(b) – 3.8%

JPMorgan U.S. Government Money Market Fund – Capital Shares
10,952,147	0.187%	$10,952,147
(Cost $10,952,147)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $286,051,673)		$287,030,433

Securities Lending Reinvestment Vehicle(b)(c) – 14.1%

Boston Global Investment Trust – Enhanced Portfolio
40,250,778	0.263%	$40,210,527
(Cost $40,193,789)

TOTAL INVESTMENTS – 114.3%
(Cost $326,245,462)		$327,240,960

LIABILITIES IN EXCESS OF OTHER ASSETS – (14.3)%		(40,871,793)

NET ASSETS – 100.0%		$286,369,167

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2009.

(c)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2009, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

All Cap Growth	$500,000

Capital Growth	32,000,000

Concentrated Growth	5,100,000

Growth Opportunities	65,600,000

Small/Mid Cap Growth	12,900,000

Strategic Growth	6,300,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$3,850,000,000	0.22%	09/01/09	$3,850,023,528

Barclays Capital, Inc.	11,999,900,000	0.22	09/01/09	11,999,973,333

Citigroup Global Markets, Inc.	8,000,000,000	0.21	09/01/09	8,000,046,667

Credit Suisse Securities (USA) LLC	2,450,000,000	0.22	09/01/09	2,450,014,972

Deutsche Bank Securities, Inc.	3,100,000,000	0.22	09/01/09	3,100,018,944

JPMorgan Securities	4,150,000,000	0.21	09/01/09	4,150,024,208

Merrill Lynch & Co., Inc.	950,000,000	0.22	09/01/09	950,005,806

Morgan Stanley & Co.	6,700,000,000	0.22	09/01/09	6,700,040,944

RBS Securities, Inc.	500,000,000	0.22	09/01/09	500,003,056

UBS Securities LLC	1,650,000,000	0.21	09/01/09	1,650,009,625

Wachovia Capital Markets	550,000,000	0.22	09/01/09	550,003,361

TOTAL				$43,900,164,444

At August 31, 2009, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 2.625% to 7.350%, due 12/06/10 to 08/03/37; Federal Farm Credit Bank Principal-Only Stripped Security, 0.000%, due 12/16/15; Federal Home Loan Bank, 0.000% to 8.290%, due 09/15/09 to 06/12/37; Federal Home Loan Mortgage Corp., 0.000% to 15.000%, due 09/14/09 to 08/01/39; Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities, 0.000%, due 07/15/12 to 03/15/25; Federal National Mortgage Association, 0.000% to 16.000%, due 09/01/09 to 07/01/49; Federal National Mortgage Association Interest-Only Stripped Securities, 0.000% due 11/15/10 to 10/08/27; Government National Mortgage Association, 3.500% to 7.000%, due 02/15/18 to 08/20/39; Tennessee Valley Authority Interest-Only Stripped Security, 0.000%, due 11/01/10; U.S. Treasury Bill, 0.000%, due 09/24/09; U.S. Treasury Inflation Protected Securities, 1.375% to 2.625%, due 01/15/15 to 07/15/19; and U.S. Treasury Notes, 3.500% to 4.625%, due 11/15/09 to 11/15/18. The aggregate market value of the collateral, including accrued interest, was $44,990,900,182.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities
August 31, 2009

All Cap
Growth Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $14,545,525, $1,213,178,099, $245,264,338, $1,943,191,941, $240,918,971, $249,734,362 and $286,051,673, respectively)(a)	$15,819,383
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (identified cost $294,032, $145,718,200, $25,132,099, $331,258,848, $45,341,525, $13,692,887 and $40,193,789, respectively)	294,421
Cash	96,311
Receivables:
Fund shares sold	30,168
Dividends and interest	15,202
Reimbursement from investment adviser	13,002
Securities lending income	174
Investment securities sold	—
Foreign tax reclaims, at value	—
Other assets	133

Total assets	16,268,794

Liabilities:

Payables:
Payable upon return of securities loaned	293,750
Investment securities purchased	35,135
Fund shares redeemed	4,500
Amounts owed to affiliates	16,131
Accrued expenses and other liabilities	91,320

Total liabilities	440,836

Net Assets:

Paid-in capital	15,309,167
Accumulated undistributed net investment income	—
Accumulated net realized loss from investment and foreign currency related transactions	(755,456)
Net unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	1,274,247

NET ASSETS	$15,827,958

Net Assets:
Class A	$11,162,030
Class B	—
Class C	392,443
Institutional	4,255,556
Service	—
Class IR	8,994
Class R	8,935

Total Net Assets	$15,827,958

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	1,263,839
Class B	—
Class C	44,867
Institutional	478,136
Service	—
Class IR	1,013
Class R	1,014

Net asset value, offering and redemption price per share:(b)
Class A	$8.83
Class B	—
Class C	8.75
Institutional	8.90
Service	—
Class IR	8.88
Class R	8.81

(a)	Includes loaned securities having a market value of $280,880, $149,438,521, $25,266,674, $326,851,922, $44,096,452, $14,189,268 and $38,973,627 for the All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and Tollkeeper Funds, respectively.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and Tollkeeper Funds is $9.34, $17.94, $11.12, $17.89, $11.25, $8.70 and $9.67, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

		Growth
Capital Growth	Concentrated	Opportunities	Small/Mid Cap	Strategic Growth	Tollkeeper
Fund	Growth Fund	Fund	Growth Fund	Fund	Fund

$1,357,523,065	$255,631,262	$2,053,377,434	$252,836,310	$268,884,831	$287,030,433
147,672,648	25,338,361	335,186,308	45,682,742	13,788,394	40,210,527
91,122	14,022	45,409	67,426	64,711	—

786,170	161,965	7,039,134	1,703,059	395,295	337,437
1,374,531	242,980	596,629	57,170	313,666	160,878
272,305	71,212	176,496	24,447	9,560	67,131
10,154	2,117	90,082	33,547	1,059	21,301
790,465	218,257	1,162,367	149,719	153,679	—
3,091	—	543	—	639	—
—	1,215	—	3,054	2,160	400

1,508,523,551	281,681,391	2,397,674,402	300,557,474	283,613,994	327,828,107

153,559,477	25,839,341	339,937,509	45,978,936	14,434,752	40,430,329
—	—	4,856,768	2,739,174	—	—
3,234,521	205,237	6,085,570	858,252	642,334	532,618
1,341,881	228,088	1,969,041	271,439	229,179	379,483
337,597	112,587	327,393	102,989	113,229	116,510

158,473,476	26,385,253	353,176,281	49,950,790	15,419,494	41,458,940

1,534,475,461	303,068,240	2,187,143,774	259,305,727	333,750,509	912,418,072

102,733	2,209	—	—	601,320	4,370
(330,827,499)	(58,347,497)	(256,758,606)	(20,957,599)	(85,403,298)	(627,048,773)
146,299,380	10,573,186	114,112,953	12,258,556	19,245,969	995,498

$1,350,050,075	$255,296,138	$2,044,498,121	$250,606,684	$268,194,500	$286,369,167

$966,912,635	$101,233,209	$641,988,498	$122,262,523	$141,370,862	$196,405,435
83,647,534	1,083,435	27,191,271	4,881,654	3,728,413	17,642,695
84,936,141	1,461,016	85,239,627	18,219,994	8,447,115	44,420,357
212,977,399	151,503,807	1,257,148,489	103,382,850	114,640,853	21,789,896
1,462,493	—	30,614,017	1,195,634	1,242	6,110,784
7,589	7,364	1,382,487	130,827	3,011	—
106,284	7,307	933,732	533,202	3,004	—

$1,350,050,075	$255,296,138	$2,044,498,121	$250,606,684	$268,194,500	$286,369,167

57,058,488	9,634,784	37,964,162	11,500,194	17,195,309	21,488,541
5,519,525	109,240	1,763,536	476,053	489,812	2,080,816
5,611,841	147,546	5,579,713	1,777,446	1,108,099	5,241,931
12,021,235	14,036,772	70,509,667	9,591,382	13,451,962	2,289,945
87,687	—	1,836,745	113,403	151	673,251
446	699	81,350	12,252	354	—
6,297	699	55,428	50,353	366	—

$16.95	$10.51	$16.91	$10.63	$8.22	$9.14
15.15	9.92	15.42	10.25	7.61	8.48
15.14	9.90	15.28	10.25	7.62	8.47
17.72	10.79	17.83	10.78	8.52	9.52
16.68	—	16.67	10.54	8.24	9.08
17.02	10.54	16.99	10.68	8.51	—
16.88	10.46	16.85	10.59	8.21	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations
For the Fiscal Year Ended August 31, 2009

All Cap
Growth Fund

Investment income:

Dividends(a)	$64,901
Securities lending income — affiliated issuer	1,566
Interest	836

Total investment income	67,303

Expenses:

Management fees	60,375
Distribution and Service fees(b)	11,300
Transfer Agent fees(b)	8,327
Professional fees	85,273
Custody and accounting fees	71,065
Registration fees	64,833
Printing fees	50,939
Trustee fees	16,500
Service share fees — Shareholder Administration Plan(c)	—
Service share fees — Service Plan(c)	—
Amortization of offering costs	103,180
Other	3,137

Total expenses	474,929

Less — expense reductions	(398,679)

Net expenses	76,250

NET INVESTMENT INCOME (LOSS)	(8,947)

Realized and unrealized gain (loss) from investment and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers (including commission recapture of $0, $197,550, $0, $299,390, $0, $40,316 and $48,884, respectively)	(736,143)
Securities lending reinvestment vehicle transactions — affiliated issuer	425
Foreign currency related transactions	(8)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	1,164,347
Securities lending reinvestment vehicle — affiliated issuer	389

Net realized and unrealized gain (loss) from investment and foreign currency related transactions	429,010

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$420,063

(a)	Foreign taxes withheld on dividends were $546, $104,064, $17,798, $45,758, $9,628, $21,925 and $941 for All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and Tollkeeper Funds, respectively.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R(d)	Class A	Class B	Class C	Institutional	Service(c)	Class IR(d)	Class R(d)

All Cap Growth	$9,335	$—	$1,927	$38	$7,095	$—	$366	$838	$—	$14	$14
Capital Growth	2,307,413	863,400	788,535	107	1,753,634	164,046	149,822	72,023	707	12	41
Concentrated Growth	192,934	9,419	13,810	32	146,630	1,790	2,624	50,820	—	12	12
Growth Opportunities	1,351,055	265,997	727,380	651	1,026,801	50,540	138,202	338,670	4,402	841	247
Small/Mid Cap Growth	154,844	33,824	95,310	699	117,680	6,427	18,109	27,200	131	22	266
Strategic Growth	295,906	36,041	79,318	8	224,888	6,848	15,070	39,540	3	3	3
Tollkeeper	347,202	178,874	353,187	—	263,875	33,950	67,046	5,259	1,326	—	—

(c)	Service Shares liquidated on March 13, 2009 for Concentrated Growth Fund.
(d)	Commenced operations on January 6, 2009 for Strategic Growth Fund only.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

		Growth
Capital	Concentrated	Opportunities	Small/Mid Cap	Strategic Growth	Tollkeeper
Growth Fund	Growth Fund	Fund	Growth Fund	Fund	Fund

$14,760,812	$2,173,096	$9,646,086	$835,522	$3,132,760	$1,056,537
949,435	59,439	2,984,718	457,657	38,214	490,547
182,962	27,033	267,590	30,174	28,430	7,141

15,893,209	2,259,568	12,898,394	1,323,353	3,199,404	1,554,225

12,429,924	2,065,764	14,980,287	1,433,298	2,287,870	2,086,806
3,959,455	216,195	2,345,083	284,677	411,273	879,263
2,140,285	201,888	1,559,703	169,835	286,355	371,456
109,243	96,633	105,848	93,865	90,680	99,009
121,532	55,494	131,839	67,132	62,076	25,969
121,853	96,148	137,634	78,447	108,623	88,319
175,453	77,650	201,032	66,072	75,603	78,233
16,500	16,500	16,500	16,500	16,500	16,500
4,421	2	27,511	819	20	8,290
4,421	2	27,511	819	20	8,290
—	—	—	—	—	—
311,847	1,548	377,346	29,816	50,854	171,109

19,394,934	2,827,824	19,910,294	2,241,280	3,389,874	3,833,244

(2,987,265)	(498,368)	(818,793)	(260,722)	(773,047)	(345,904)

16,407,669	2,329,456	19,091,501	1,980,558	2,616,827	3,487,340

(514,460)	(69,888)	(6,193,107)	(657,205)	582,577	(1,933,115)

(306,638,100)	(50,338,899)	(231,144,493)	(19,391,605)	(53,467,105)	(4,385,910)
(7,841,277)	(707,242)	(8,678,661)	(637,411)	(741,865)	(236,540)
2,901	273	1,781	—	296	—
(143,450,443)	(15,822,230)	(3,585,501)	8,879,983	(23,489,808)	(23,832,742)
1,954,448	206,262	3,927,460	341,217	95,507	16,738

(455,972,471)	(66,661,836)	(239,479,414)	(10,807,816)	(77,602,975)	(28,438,454)

$(456,486,931)	$(66,731,724)	$(245,672,521)	$(11,465,021)	$(77,020,398)	$(30,371,569)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	All Cap Growth Fund
	For the	For the
	Fiscal Year Ended	Period Ended
	August 31, 2009	August 31, 2008(a)

From operations:

Net investment loss	$(8,947)	$(3,517)
Net realized gain (loss) from investment and foreign currency related transactions	(735,726)	34,081
Net change in unrealized gain (loss) on investments	1,164,736	109,511

Net increase (decrease) in net assets resulting from operations	420,063	140,075

Distributions to shareholders:

From net realized gains
Class A Shares	(30,970)	—
Class B Shares	—	—
Class C Shares	(1,343)	—
Institutional Shares	(17,999)	—
Service Shares(b)	—	—
Class IR Shares(c)	(83)	—
Class R Shares(c)	(83)	—
From capital
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares(b)	—	—
Class IR Shares(c)	—	—
Class R Shares(c)	—	—

Total distributions to shareholders	(50,478)	—

From share transactions:

Proceeds from sales of shares	12,216,279	4,668,394
Proceeds received in connection with merger	—	—
Reinvestment of distributions	47,991	—
Cost of shares redeemed	(1,473,564)	(140,802)

Net increase (decrease) in net assets resulting from share transactions	10,790,706	4,527,592

TOTAL INCREASE (DECREASE)	11,160,291	4,667,667

Net assets:

Beginning of period	4,667,667	—

End of period	$15,827,958	$4,667,667

Accumulated undistributed net investment income (loss)	$—	$(1)

(a)	Commenced operations on January 31, 2008.
(b)	Service Shares liquidated on March 13, 2009 for Concentrated Growth Fund.
(c)	Commenced operations on November 30, 2007 (except for All Cap Growth Fund).

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Capital Growth Fund		Concentrated Growth Fund
For the	For the	For the	For the
Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
August 31, 2009	August 31, 2008	August 31, 2009	August 31, 2008

$(514,460)	$(9,767,813)	$(69,888)	$(1,416,164)
(314,476,476)	134,431,720	(51,045,868)	3,405,384
(141,495,995)	(246,493,803)	(15,615,968)	(13,448,027)

(456,486,931)	(121,829,896)	(66,731,724)	(11,458,807)

(53,438,888)	(14,788,391)	—	(8,532,752)
(5,923,013)	(932,509)	—	(106,696)
(5,109,331)	(875,661)	—	(135,778)
(10,826,018)	(3,337,242)	—	(14,335,715)
(140,736)	(87,400)	—	(173)
(364)	(109)	—	(695)
(364)	(109)	—	(695)

—	—	—	(50,453)
—	—	—	(631)
—	—	—	(803)
—	—	—	(84,766)
—	—	—	(1)
—	—	—	(4)
—	—	—	(4)

(75,438,714)	(20,021,421)	—	(23,249,166)

223,475,738	242,597,793	74,755,066	157,976,109
—	723,504,958	—	—
69,456,917	18,143,622	—	22,025,284
(489,127,250)	(609,487,646)	(55,744,350)	(126,691,080)

(196,194,595)	374,758,727	19,010,716	53,310,313

(728,120,240)	232,907,410	(47,721,008)	18,602,340

2,078,170,315	1,845,262,905	303,017,146	284,414,806

$1,350,050,075	$2,078,170,315	$255,296,138	$303,017,146

$102,733	$102,733	$2,209	$2,241

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Growth Opportunities Fund
	For the	For the
	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2009	August 31, 2008

From operations:

Net investment income (loss)	$(6,193,107)	$(8,326,874)
Net realized gain (loss) from investment and foreign currency related transactions	(239,821,373)	191,675,791
Net change in unrealized gain (loss) on investments	341,959	(211,060,506)

Net decrease in net assets resulting from operations	(245,672,521)	(27,711,589)

Distributions to shareholders:

From net realized gains
Class A Shares	(37,220,715)	(120,775,909)
Class B Shares	(2,180,127)	(8,627,886)
Class C Shares	(5,692,550)	(17,875,472)
Institutional Shares	(51,551,599)	(122,089,293)
Service Shares	(498,276)	(1,630,425)
Class IR Shares(a)	(471)	(1,330)
Class R Shares(a)	(471)	(1,330)
From capital
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares(a)	—	—
Class R Shares(a)	—	—

Total distributions to shareholders	(97,144,209)	(271,001,645)

From share transactions:

Proceeds from sales of shares	867,038,096	617,764,492
Reinvestment of distributions	79,882,480	234,960,757
Cost of shares redeemed	(525,781,392)	(597,794,378)

Net increase (decrease) in net assets resulting from share transactions	421,139,184	254,930,871

TOTAL INCREASE (DECREASE)	78,322,454	(43,782,363)

Net assets:

Beginning of year	1,966,175,667	2,009,958,030

End of year	$2,044,498,121	$1,966,175,667

Accumulated undistributed net investment income	$—	$—

(a)	Commenced operations on November 30, 2007 (except for Strategic Growth Fund’s Class IR and R Shares which commenced operations on January 6, 2009).

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Small/Mid Cap Growth Fund		Strategic Growth Fund
For the	For the	For the	For the
Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
August 31, 2009	August 31, 2008	August 31, 2009	August 31, 2008

$(657,205)	$(759,027)	$582,577	$(1,016,469)
(20,029,016)	4,282,448	(54,208,674)	9,934,034
9,221,200	(8,513,059)	(23,394,301)	(13,866,402)

(11,465,021)	(4,989,638)	(77,020,398)	(4,948,837)

—	(2,647,184)	—	—
—	(221,920)	—	—
—	(717,061)	—	—
—	(5,284,007)	—	—
—	(10,695)	—	—
—	(674)	—	—
—	(674)	—	—

—	(38,949)	—	—
—	(3,265)	—	—
—	(10,551)	—	—
—	(77,746)	—	—
—	(157)	—	—
—	(10)	—	—
—	(10)	—	—

—	(9,012,903)	—	—

170,133,591	103,834,443	103,368,709	151,135,547
—	8,318,820	—	—
(67,934,156)	(50,416,498)	(108,066,959)	(104,401,195)

102,199,435	61,736,765	(4,698,250)	46,734,352

90,734,414	47,734,224	(81,718,648)	41,785,515

159,872,270	112,138,046	349,913,148	308,127,633

$250,606,684	$159,872,270	$268,194,500	$349,913,148

$—	$—	$601,320	$23,198

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Tollkeeper Fund
	For the	For the Period	For the
	Fiscal Year Ended	January 1, 2008 to	Fiscal Year Ended
	August 31, 2009	August 31, 2008(a)	December 31, 2007

From operations:

Net investment loss	$(1,933,115)	$(2,131,586)	$(4,047,011)
Net realized gain (loss) from investment transactions	(4,622,450)	20,756,886	47,855,392
Net change in unrealized gain (loss) on investments	(23,816,004)	(61,495,134)	30,996,758

Net increase (decrease) in net assets resulting from operations	(30,371,569)	(42,869,834)	74,805,139

From share transactions:

Proceeds from sales of shares	96,220,765	49,398,661	80,338,753
Proceeds received in connection with merger	—	—	55,815,600
Cost of shares redeemed	(68,111,911)	(77,753,933)	(120,328,914)

Net increase (decrease) in net assets resulting from share transactions	28,108,854	(28,355,272)	15,825,439

TOTAL INCREASE (DECREASE)	(2,262,715)	(71,225,106)	90,630,578

Net assets:

Beginning of period	288,631,882	359,856,988	269,226,410

End of period	$286,369,167	$288,631,882	$359,856,988

Accumulated undistributed net investment income	$4,370	$11,051	$631,690

(a) The Fund changed its fiscal year end from December 31 to August 31.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements
August 31, 2009

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-diversified

All Cap Growth	A, C, Institutional, IR and R	Diversified

Capital Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth	A, B, C, Institutional, Service, IR and R	Diversified

Concentrated Growth	A, B, C, Institutional, IR and R	Non-diversified

Tollkeeper	A, B, C, Institutional and Service	Diversified

Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”), serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor. Class IR and R Shares of the Strategic Growth Fund commenced operations on January 6, 2009. The Service Shares of the Concentrated Growth Fund liquidated on March 13, 2009.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers (i) yield or price with respect to bonds that are considered comparable in such characteristics as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and fund share transactions are reflected for financial reporting purposes as of the trade date which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Commission Recapture — The Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) from investments.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense and are accrued daily.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

All Funds	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GSAM has reviewed the Funds’ tax positions for all open tax years (current and prior tax years) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

F. Offering Costs — Offering costs paid in connection with the offering of shares of All Cap Growth Fund have been amortized on a straight-line basis over 12 months from the date of commencement of operations.

G. Repurchase Agreements — The Funds may enter into repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated subcustodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2009

3. AGREEMENTS (continued)

For the fiscal year ended August 31, 2009, contractual and net management fees with GSAM were at the following rates:

							Effective Net
	Contractual Management Rate						Management
	Up to	Next	Next	Next	Over	Effective	Rate
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	(after waiver)

All Cap Growth	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.93	%#

Capital Growth	1.00	0.90	0.80	0.80	0.80	0.98	0.82	#

Concentrated Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.91	#

Growth Opportunities	1.00	1.00	0.90	0.86	0.84	1.00	0.96	#

Small/Mid Cap Growth	1.00	1.00	0.90	0.86	0.84	1.00	1.00

Strategic Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.84	#

Tollkeeper	1.00	0.90	0.86	0.84	0.82	1.00	1.00

#	Effective February 1, 2009, GSAM voluntarily agreed to waive a portion of its Management fee equal to 0.10%, 0.30%, 0.15%, 0.07% and 0.29% of the average daily net assets of the All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities and Strategic Growth Funds, respectively.

B. Distribution Agreement and Service Plan — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services and account maintenance services at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25%	0.25%	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. AGREEMENTS (continued)

Goldman Sachs may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended August 31, 2009, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

All Cap Growth	$3,700	N/A	$—

Capital Growth	77,000	$1,300	2,800

Concentrated Growth	2,900	—	—

Growth Opportunities	86,300	100	1,800

Small/Mid Cap Growth	48,700	—	—

Strategic Growth	29,000	—	—

Tollkeeper	31,200	400	1,000

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent to the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund (except for All Cap Growth), has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Tollkeeper Funds as an annual percentage rate of average daily net assets are 0.014%, 0.004%, 0.014%, 0.014% (effective February 1, 2009), 0.064%, 0.004% and 0.064%, respectively. Prior to February 1, 2009, the Other Expense limitation for Growth Opportunities Fund was 0.114%. In addition, the Funds have entered into an offset arrangement with the custodian and transfer agent resulting in a reduction of certain Funds’ expenses.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2009

3. AGREEMENTS (continued)

For the fiscal year ended August 31, 2009, these expense reductions, including any fee waivers and other Expense reimbursements, were as follows (in thousands):

		Expense Credits
	Management	Custody		Transfer		Other Expense	Total Expense
Fund	Fee Waiver	Fee		Agent Fee		Reimbursement	Reductions

All Cap Growth	$4	$—	*	$—	*	$395	$399

Capital Growth	1,982	1		2		1,002	2,987

Concentrated Growth	182	—	*	—	*	316	498

Growth Opportunities	641	1		1		176	819

Small/Mid Cap Growth	—	1		—	*	260	261

Strategic Growth	378	—	*	—	*	395	773

Tollkeeper	—	—		—	*	346	346

*	Amount rounds to less than $500.

As of August 31, 2009, the amounts owed to affiliates were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

All Cap Growth	$11	$3	$2	$16

Capital Growth	803	348	191	1,342

Concentrated Growth	183	23	22	228

Growth Opportunities	1,578	228	163	1,969

Small/Mid Cap Growth	203	43	25	271

Strategic Growth	161	40	28	229

Tollkeeper	241	96	42	379

F. Line of Credit Facility — The Funds participate in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2009, the Funds did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:
Level 1— Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2— Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3— Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the Funds’ investments categorized in the fair value hierarchy:

All Cap Growth	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$15,319,383	$—	$—
Short-term Investments	—	794,421	—

Total	$15,319,383	$794,421	$—

Capital Growth	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$1,325,523,065	$—	$—
Short-term Investments	—	179,672,648	—

Total	$1,325,523,065	$179,672,648	$—

Concentrated Growth	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$250,531,262	$—	$—
Short-term Investments	—	30,438,361	—

Total	$250,531,262	$30,438,361	$—

Growth Opportunities	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$1,987,777,434	$—	$—
Short-term Investments	—	400,786,308	—

Total	$1,987,777,434	$400,786,308	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2009

4. FAIR VALUE OF INVESTMENTS (continued)

Small/Mid Cap Growth	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$239,936,310	$—	$—
Short-term Investments	—	58,582,742	—

Total	$239,936,310	$58,582,742	$—

Strategic Growth	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$262,584,831	$—	$—
Short-term Investments	—	20,088,394	—

Total	$262,584,831	$20,088,394	$—

Tollkeeper	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$276,078,286	$—	$—
Short-term Investments	10,952,147	40,210,527	—

Total	$287,030,433	$40,210,527	$—

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time at which the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds’ investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended August 31, 2009, are reported under Investment Income on the Statements of

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

5. SECURITIES LENDING (continued)

Operations. The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the fiscal year ended August 31, 2009:

		Amounts Received	Amounts Payable to
	Earnings of GSAL	by the Funds	Goldman Sachs
	Relating to	from Lending to	Upon Return of
	Securities Loaned	Goldman Sachs	Securities Loaned
	for the fiscal year ended	for the fiscal year ended	as of
Fund	August 31, 2009	August 31, 2009	August 31, 2009

All Cap Growth	$174	$314	$—

Capital Growth	105,469	218,983	14,705,000

Concentrated Growth	6,602	10,428	8,038,434

Growth Opportunities	331,602	670,063	45,512,850

Small/Mid Cap Growth	50,836	90,771	7,916,386

Strategic Growth	4,099	6,548	1,384,634

Tollkeeper	53,620	80,289	4,985,000

The following table provides information about the Funds’ investment in the Enhanced Portfolio for the fiscal year ended August 31, 2009 (in thousands):

	Number of			Number of
	Shares Held			Shares Held	Value at
	Beginning of	Shares	Shares	End of	End of
Fund	Period	Bought	Sold	Period	Period

All Cap Growth	19	1,134	(858)	295	294

Capital Growth	585,341	1,486,927	(1,924,448)	147,820	147,673

Concentrated Growth	46,835	185,490	(206,961)	25,364	25,338

Growth Opportunities	579,110	1,326,905	(1,570,493)	335,522	335,186

Small/Mid Cap Growth	36,787	159,576	(150,635)	45,728	45,683

Strategic Growth	54,891	130,546	(171,635)	13,802	13,788

Tollkeeper	43,164	285,529	(288,442)	40,251	40,211

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2009

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2009, were as follows:

Fund	Purchases	Sales and Maturities

All Cap Growth	$14,358,508	$3,460,672

Capital Growth	644,246,464	868,593,470

Concentrated Growth	164,675,163	136,659,855

Growth Opportunities	1,509,309,157	1,169,928,549

Small/Mid Cap Growth	177,357,590	78,812,891

Strategic Growth	144,706,626	147,325,382

Tollkeeper	128,156,071	108,915,276

For the fiscal year ended August 31, 2009, Goldman Sachs earned $1,190, $48,188, $7,931, $74,501, $10,318, $4,233 and $2,500 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, executed on behalf of All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and Tollkeeper Funds, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2009 was as follows:

	All Cap	Capital	Concentrated	Growth	Small/Mid Cap	Strategic
	Growth	Growth	Growth	Opportunities	Growth	Growth	Tollkeeper

Distributions paid from:
Ordinary income	$50,478	$—	$—	$—	$—	$—	$—
Net long-term capital gains	—	75,438,714	—	97,144,209	—	—	—

The tax character of distributions paid during the fiscal year ended August 31, 2008 or, for Tollkeeper Fund, the 8-month fiscal period ended August 31, 2008 was as follows:

	All Cap	Capital	Concentrated	Growth	Small/Mid Cap	Strategic
	Growth	Growth	Growth	Opportunities	Growth	Growth	Tollkeeper

Distributions paid from:
Ordinary income	$—	$—	$4,447,782	$66,537,581	$1,922,045	$—	$—
Net long-term capital gains	—	20,021,421	18,664,722	204,464,064	6,960,170	$—	$—

Total taxable distributions	$—	$20,021,421	$23,112,504	$271,001,645	$8,882,215	$—	$—
Tax return of capital distributions	$—	$—	$136,662	$—	$130,688	$—	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

7. TAX INFORMATION (continued)

As of August 31, 2009, the Funds’ components of accumulated earnings (losses) on a tax basis were as follows:

	All Cap	Capital	Concentrated	Growth	Small/Mid Cap	Strategic
	Growth	Growth	Growth	Opportunities	Growth	Growth	Tollkeeper

Undistributed ordinary income — net	$—	$—	$—	$—	$—	$585,369	$—

Capital loss carryforward:[1,2]
Expiring 2010	—	—	—	—	—	(5,105,219)	(476,409,289)
Expiring 2011	—	—	—	—	—	(7,008,970)	(137,998,151)
Expiring 2012	—	—	—	—	—	(13,060,848)	(1,145,651)
Expiring 2013	—	—	—	—	—	(2,826,194)	—
Expiring 2017	(67,031)	(53,970,759)	(15,390,277)	(40,070,646)	(2,545,701)	(7,331,037)	—

Total capital loss carryforward	(67,031)	(53,970,759)	(15,390,277)	(40,070,646)	(2,545,701)	(35,332,268)	(615,553,091)

Timing differences (post October losses)	(274,782)	(249,807,869)	(37,707,158)	(153,033,485)	(13,129,449)	(42,638,397)	(8,654,758)
Unrealized gains (losses) — net	860,604	119,353,242	5,325,333	50,458,478	6,976,107	11,829,287	(1,841,056)

Total accumulated earnings (losses) — net	$518,791	$(184,425,386)	$(47,772,102)	$(142,645,653)	$(8,699,043)	$(65,556,009)	$(626,048,905)

[1]	Expiration occurs on August 31 of the year indicated. Utilization of these losses may be limited under the Code. The Tollkeeper Fund had capital loss carryforwards of $706,761,067 that expired in the current fiscal year.

[2]	Tollkeeper utilized $4,359,628 of capital losses in the current fiscal year.

At August 31, 2009, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	All Cap	Capital	Concentrated	Growth	Small/Mid Cap	Strategic
	Growth	Growth	Growth	Opportunities	Growth	Growth	Tollkeeper

Tax Cost	$15,253,200	$1,385,842,437	$275,644,290	$2,338,105,264	$291,542,945	$270,843,931	$329,082,016

Gross unrealized gain	1,405,208	207,647,575	22,559,601	230,228,109	22,785,438	30,842,766	24,802,296

Gross unrealized loss	(544,604)	(88,294,333)	(17,234,268)	(179,769,631)	(15,809,331)	(19,013,479)	(26,643,352)

Net unrealized security gain (loss)	$860,604	$119,353,242	$5,325,333	$50,458,478	$6,976,107	$11,829,287	$(1,841,056)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, return of capital of underlying fund investments and differences in tax treatment of partnership investments as of the most recent fiscal year.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2009

7. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in tax treatment of partnership investments, expired capital loss carryforwards and net operating losses.

			Accumulated
		Accumulated Net	Undistributed
		Realized Gain	Net Investment
Fund	Paid-in Capital	(Loss)	Income (Loss)

All Cap Growth	$(8,965)	$17	$8,948

Capital Growth	327,695	(842,155)	514,460

Concentrated Growth	(7,596)	(62,260)	69,856

Growth Opportunities	(7,828,934)	1,635,827	6,193,107

Small/Mid Cap Growth	(620,414)	(36,791)	657,205

Strategic Growth	(225)	4,680	(4,455)

Tollkeeper	(708,818,919)	706,892,485	1,926,434

8. OTHER RISKS

Market and Credit Risk — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Portfolio Concentration Risk — The Tollkeeper Fund invests primarily in equity investments in “Tollkeeper” companies. In general, the investment adviser defines a Tollkeeper company as a high-quality technology, media, or service company that adopts or uses technology to improve its cost structure, revenue, opportunities or competitive advantage. Because of its focus on technology, media and service companies, the Tollkeeper Fund’s investment performance will be closely tied to many factors which affect those companies. The Tollkeeper Fund may also invest in a relatively few number of issuers. As a result, the Tollkeeper Fund’s net asset value is more likely to have greater fluctuations than that of a Fund which is more diversified or invests in other industries.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Growth Fund by the Capital Growth Fund. The acquisition was completed on December 17, 2007, as of the close of business on December 14, 2007.
Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Growth Fund (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into the Capital Growth Fund (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor Share Class/Acquired Fund Share Class	Issued	Exchanged Shares	as of December 14, 2007

Capital Growth Class A/ AXA Enterprise Growth Class A	19,649,825	$467,665,613	23,838,852

Capital Growth Class B/ AXA Enterprise Growth Class B	6,811,061	147,869,015	8,219,599

Capital Growth Class C/ AXA Enterprise Growth Class C	4,242,672	92,023,645	5,031,579

Capital Growth Institutional Class/ AXA Enterprise Growth Class Y	646,924	15,946,685	763,862

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2009

10. OTHER MATTERS (continued)

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s
	Assets before	Assets before	Assets immediately	Unrealized
Survivor/Acquired Fund	acquisition	acquisition	after acquisition	Appreciation

Capital Growth/AXA Enterprise Growth Fund	$1,813,624,193	$723,504,958	$2,537,129,151	$134,031,539

At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise MultiManager Technology Fund by the Tollkeeper Fund. The reorganization was completed on June 25, 2007 as of the close of business June 22, 2007.
Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise MultiManager Technology Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C and Class Y were reorganized into Tollkeeper Fund’s (“Survivor Fund”) Class A, Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

			Acquired Fund’s
	Exchanged Shares	Value of	Shares Outstanding
Survivor Share Class/Acquired Fund Share Class	of Survivor Issued	Exchanged Shares	as of June 22, 2007

Tollkeeper Class A/AXA Enterprise MultiManager Technology Class A	2,149,738	$20,852,398	1,823,253

Tollkeeper Class A/AXA Enterprise MultiManager Technology Class P	101,611	985,627	85,451

Tollkeeper Class B/AXA Enterprise MultiManager Technology Class B	2,302,825	21,070,777	1,909,559

Tollkeeper Class C/AXA Enterprise MultiManager Technology Class C	633,925	5,794,056	525,351

Tollkeeper Institutional Class/AXA Enterprise MultiManager Technology Class Y	710,566	7,112,742	610,978

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

10. OTHER MATTERS (continued)

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s capital loss carryforward and unrealized appreciation.

Survivor Fund’s
Aggregate
	Survivor Fund’s	Acquired Fund’s	Net Assets
	Aggregate Net	Aggregate Net	Immediately	Acquired Fund’s	Acquired Fund’s
	Assets before	Assets before	after	Capital Loss	Unrealized
Survivor/Acquired Fund	reorganization	reorganization	reorganization	Carryforward*	Appreciation

Tollkeeper/AXA Enterprise MultiManager Technology	$262,675,543	$55,815,600	$318,491,143	$(256,832,499)	$7,170,206

*	Utilization of these losses may be limited under the Code.

New Accounting Pronouncements — In May 2009, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“FAS 165”). This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). FAS 165 is effective for interim and annual financial statements issued for fiscal periods ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through October 16, 2009, the date that the financial statements were issued.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2009

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	All Cap Growth Fund

	For the Fiscal Year Ended		For the Fiscal Period Ended
	August 31, 2009		August 31, 2008(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,228,090	$9,650,756	225,250	$2,393,988
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	4,389	28,483	—	—
Shares converted from Class B(b)	—	—	—	—
Shares redeemed	(181,355)	(1,232,651)	(12,535)	(140,762)

	1,051,124	8,446,588	212,715	2,253,226

Class B Shares
Shares sold	—	—	—	—
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(b)	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class C Shares
Shares sold	44,341	301,296	5,876	62,406
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	208	1,343	—	—
Shares redeemed	(5,557)	(36,203)	(1)	(10)

	38,992	266,436	5,875	62,396

Institutional Shares
Shares sold	283,790	2,264,150	217,694	2,191,970
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	2,760	17,999	—	—
Shares redeemed	(26,107)	(204,633)	(1)	(10)

	260,443	2,077,516	217,693	2,191,960

Service Shares(c)
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class IR Shares(d)
Shares sold	5	39	1,001	10,010
Reinvestment of distributions	13	83	—	—
Shares redeemed	(5)	(39)	(1)	(10)

	13	83	1,000	10,000

Class R Shares(d)
Shares sold	5	38	1,002	10,020
Reinvestment of distributions	13	83	—	—
Shares redeemed	(5)	(38)	(1)	(10)

	13	83	1,001	10,010

NET INCREASE (DECREASE)	1,350,585	$10,790,706	438,284	$4,527,592

(a)	Commenced operations on January 31, 2008.
(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(c)	Service Shares liquidated on March 13, 2009 for Concentrated Growth Fund.
(d)	Commenced operations on November 30, 2007 (except for All Cap Growth Fund).

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Capital Growth Fund				Concentrated Growth Fund

For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended
August 31, 2009		August 31, 2008		August 31, 2009		August 31, 2008

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

7,961,472	$114,122,176	6,141,457	$140,163,725	4,364,636	$40,375,333	5,558,756	$81,499,354
—	—	19,649,825	467,665,613	—	—	—	—
4,026,077	50,849,352	575,717	14,070,516	—	—	533,016	7,702,081
835,087	12,576,174	1,152,657	25,539,381	3,607	34,282	548	6,955
(22,957,241)	(334,605,923)	(17,851,916)	(408,201,541)	(3,260,142)	(28,698,942)	(3,696,925)	(51,995,025)

(10,134,605)	(157,058,221)	9,667,740	239,237,694	1,108,101	11,710,673	2,395,395	37,213,365

455,412	5,912,926	403,830	8,338,026	41,426	375,681	86,956	1,222,330
—	—	6,811,061	147,869,015	—	—	—	—
488,094	5,544,747	37,974	846,827	—	—	3,552	49,094
(928,329)	(12,576,174)	(1,265,741)	(25,539,381)	(3,802)	(34,282)	(574)	(6,955)
(2,097,347)	(27,576,942)	(2,541,980)	(52,363,858)	(41,490)	(348,496)	(45,921)	(623,368)

(2,082,170)	(28,695,443)	3,445,144	79,150,629	(3,866)	(7,097)	44,013	641,101

715,468	9,386,344	613,938	12,872,433	55,036	454,639	149,024	2,082,807
—	—	4,242,672	92,023,645	—	—	—	—
405,528	4,598,682	34,628	771,516	—	—	5,542	76,432
(1,756,555)	(22,920,981)	(2,143,663)	(44,229,321)	(86,378)	(672,132)	(31,025)	(397,956)

(635,559)	(8,935,955)	2,747,575	61,438,273	(31,342)	(217,493)	123,541	1,761,283

5,884,255	92,362,685	3,313,878	79,944,454	3,639,599	33,549,314	4,969,457	73,151,618
—	—	646,924	15,946,685	—	—	—	—
633,664	8,345,363	93,760	2,373,064	—	—	963,101	14,196,105
(6,893,283)	(101,896,932)	(4,017,910)	(96,177,485)	(2,872,807)	(26,023,331)	(5,141,552)	(73,674,731)

(375,364)	(1,188,884)	36,652	2,086,718	766,792	7,525,983	791,006	13,672,992

89,744	1,596,848	53,432	1,259,155	—	—	—	—
9,489	118,046	3,379	81,480	—	—	12	174
(153,447)	(2,121,044)	(367,245)	(8,515,441)	(174)	(1,351)	—	—

(54,214)	(406,150)	(310,434)	(7,174,806)	(174)	(1,351)	12	174

3	46	413	10,000	4	44	650	10,000
29	364	4	109	—	—	49	699
(3)	(45)	—	—	(4)	(43)	—	—

29	365	417	10,109	—	1	699	10,699

6,228	94,713	413	10,000	6	55	650	10,000
29	363	4	110	—	—	49	699
(377)	(5,383)	—	—	(6)	(55)	—	—

5,880	89,693	417	10,110	—	—	699	10,699

(13,276,003)	$(196,194,595)	15,587,511	$374,758,727	1,839,511	$19,010,716	3,355,365	$53,310,313

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2009

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth Opportunities Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	August 31, 2009		August 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	13,624,802	$198,592,831	10,537,671	$239,417,109
Reinvestment of distributions	3,012,646	35,187,701	4,916,878	112,547,355
Shares converted from Class B(a)	253,130	3,685,844	216,333	4,715,535
Shares redeemed	(18,198,161)	(253,944,407)	(14,263,356)	(328,312,002)

	(1,307,583)	(16,478,031)	1,407,526	28,367,997

Class B Shares
Shares sold	310,045	4,243,427	333,273	7,099,199
Reinvestment of distributions	184,071	1,971,406	348,179	7,416,215
Shares converted to Class A(a)	(276,070)	(3,685,844)	(232,214)	(4,715,535)
Shares redeemed	(885,826)	(11,119,863)	(716,489)	(14,906,123)

	(667,780)	(8,590,874)	(267,251)	(5,106,244)

Class C Shares
Shares sold	1,622,078	21,197,477	1,376,322	28,692,887
Reinvestment of distributions	377,983	4,010,407	586,610	12,389,465
Shares redeemed	(2,294,765)	(28,900,852)	(1,457,798)	(30,141,912)

	(294,704)	(3,692,968)	505,134	10,940,440

Institutional Shares
Shares sold	41,551,750	615,921,503	13,872,157	335,929,916
Reinvestment of distributions	3,139,102	38,548,173	4,280,314	102,213,908
Shares redeemed	(15,586,521)	(226,782,073)	(9,447,342)	(218,260,142)

	29,104,331	427,687,603	8,705,129	219,883,682

Service Shares
Shares sold	1,652,910	24,792,663	290,099	6,605,381
Reinvestment of distributions	14,223	163,851	17,285	391,154
Shares redeemed	(325,518)	(4,644,080)	(277,029)	(6,174,199)

	1,341,615	20,312,434	30,355	822,336

Class IR Shares(b)
Shares sold	101,156	1,333,641	393	10,000
Reinvestment of distributions	40	471	58	1,330
Shares redeemed	(20,297)	(270,979)	—	—

	80,899	1,063,133	451	11,330

Class R Shares(b)
Shares sold	62,356	956,554	393	10,000
Reinvestment of distributions	40	471	58	1,330
Shares redeemed	(7,419)	(119,138)	—	—

	54,977	837,887	451	11,330

NET INCREASE	28,311,755	$421,139,184	10,381,795	$254,930,871

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007 (except for Strategic Growth Fund’s Class IR and R Shares which commenced operations on January 6, 2009).

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Small/Mid Cap Growth Fund

For the Fiscal Year Ended		For the Fiscal Year Ended
August 31, 2009		August 31, 2008

Shares	Dollars	Shares	Dollars

10,810,932	$98,535,460	4,083,449	$51,897,530
—	—	175,501	2,325,388
13,249	110,393	7,724	100,013
(4,162,829)	(36,523,761)	(1,388,483)	(16,932,775)

6,661,352	62,122,092	2,878,191	37,390,156

284,441	2,493,565	178,577	2,264,465
—	—	15,758	204,062
(13,686)	(110,393)	(7,908)	(100,013)
(111,384)	(911,748)	(57,124)	(676,509)

159,371	1,471,424	129,303	1,692,005

1,247,935	11,259,246	682,085	8,776,285
—	—	33,561	434,620
(335,688)	(2,695,743)	(340,208)	(4,043,651)

912,247	8,563,503	375,438	5,167,254

5,937,077	55,949,446	3,227,507	40,723,084
—	—	400,931	5,352,429
(3,321,230)	(27,387,128)	(2,308,146)	(28,742,533)

2,615,847	28,562,318	1,320,292	17,332,980

128,309	1,231,525	12,180	153,079
—	—	72	953
(35,071)	(325,847)	(1,707)	(21,030)

93,238	905,678	10,545	133,002

11,479	121,108	725	10,000
—	—	52	684
(4)	(31)	—	—

11,475	121,077	777	10,684

58,388	543,241	725	10,000
—	—	52	684
(8,812)	(89,898)	—	—

49,576	453,343	777	10,684

10,503,106	$102,199,435	4,715,323	$61,736,765

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2009

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic Growth Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	August 31, 2009		August 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,119,049	$65,153,004	8,819,138	$92,331,167
Reinvestment of distributions	—	—	—	—
Shares converted from Class B(a)	46,866	330,889	84,538	876,570
Shares redeemed	(9,163,133)	(62,816,996)	(4,929,760)	(50,938,091)

	2,782	2,666,897	3,973,916	42,269,646

Class B Shares
Shares sold	88,450	589,753	257,976	2,561,469
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(a)	(50,443)	(330,889)	(90,174)	(876,570)
Shares redeemed	(171,256)	(1,115,216)	(211,498)	(2,062,914)

	(133,249)	(856,352)	(43,696)	(378,015)

Class C Shares
Shares sold	536,760	3,696,453	343,729	3,385,650
Reinvestment of distributions	—	—	—	—
Shares redeemed	(605,391)	(3,950,066)	(268,585)	(2,602,490)

	(68,631)	(253,613)	75,144	783,160

Institutional Shares
Shares sold	4,578,859	33,913,226	4,947,394	52,857,261
Reinvestment of distributions	—	—	—	—
Shares redeemed	(5,611,219)	(40,170,836)	(4,558,977)	(48,797,681)

	(1,032,360)	(6,257,610)	388,417	4,059,580

Service Shares
Shares sold	1,641	11,208	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	(1,785)	(13,780)	(2)	(19)

	(144)	(2,572)	(2)	(19)

Class IR Shares(b)
Shares sold	358	2,533	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	(4)	(33)	—	—

	354	2,500	—	—

Class R Shares(b)
Shares sold	370	2,532	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	(4)	(32)	—	—

	366	2,500	—	—

NET INCREASE (DECREASE)	(1,230,882)	$(4,698,250)	4,393,779	$46,734,352

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007 (except for Strategic Growth Fund’s Class IR and R Shares which commenced operations on January 6, 2009).

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

	Tollkeeper Fund

			For the Period
	For the Fiscal Year Ended		January 1, 2008 to		For the Fiscal Year Ended
	August 31, 2009		August 31, 2008(a)		December 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,515,619	$67,673,830	3,834,910	$38,262,228	5,583,921	$58,818,970
Shares issued in connection with merger	—	—	—	—	2,251,349	21,838,025
Shares converted from Class B(b)	671,672	5,123,343	2,054,933	19,514,785	1,835,255	20,617,110
Shares redeemed	(5,768,359)	(43,511,675)	(4,717,140)	(47,628,949)	(4,761,929)	(47,981,894)

	3,418,932	29,285,498	1,172,703	10,148,064	4,908,596	53,292,211

Class B Shares
Shares sold	327,178	2,248,302	212,312	2,021,006	274,046	2,717,562
Shares issued in connection with merger	—	—	—	—	2,302,825	21,070,777
Shares converted to Class A(b)	(720,599)	(5,123,343)	(2,192,525)	(19,514,785)	(1,952,144)	(20,617,110)
Shares redeemed	(1,074,181)	(7,239,996)	(1,726,373)	(15,648,502)	(4,325,272)	(42,002,519)

	(1,467,602)	(10,115,037)	(3,706,586)	(33,142,281)	(3,700,545)	(38,831,290)

Class C Shares
Shares sold	1,278,116	9,351,992	434,449	4,092,015	1,038,897	9,908,191
Shares issued in connection with merger	—	—	—	—	633,925	5,794,056
Shares redeemed	(1,278,242)	(8,742,248)	(893,391)	(8,384,782)	(1,977,973)	(18,673,595)

	(126)	609,744	(458,942)	(4,292,767)	(305,151)	(2,971,348)

Institutional Shares
Shares sold	1,515,575	12,676,610	242,945	2,551,327	714,891	7,588,823
Shares issued in connection with merger	—	—	—	—	710,566	7,112,742
Shares redeemed	(902,928)	(7,107,124)	(553,826)	(5,509,816)	(1,119,132)	(11,545,045)

	612,647	5,569,486	(310,881)	(2,958,489)	306,325	3,156,520

Service Shares
Shares sold	544,310	4,270,031	246,365	2,472,085	120,223	1,305,207
Shares redeemed	(185,697)	(1,510,868)	(57,524)	(581,884)	(12,213)	(125,861)

	358,613	2,759,163	188,841	1,890,201	108,010	1,179,346

NET INCREASE (DECREASE)	2,922,464	$28,108,854	(3,114,865)	$(28,355,272)	1,317,235	$15,825,439

(a)	The Fund changed its fiscal year end from December 31 to August 31.

(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS ALL CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset	Net			to shareholders
	value,	investment	Net realized	Total from	from net
	beginning	income	and unrealized	investment	realized
Year - Share Class	of period	(loss)(a)	gain (loss)	operations	gains

FOR THE FISCAL YEAR ENDED AUGUST 31,

2009 - A	$10.64	$(0.02)	$(1.71)	$(1.73)	$(0.08)
2009 - C	10.60	(0.08)	(1.69)	(1.77)	(0.08)
2009 - Institutional	10.67	0.01	(1.70)	(1.69)	(0.08)
2009 - IR	10.66	(0.01)	(1.69)	(1.70)	(0.08)
2009 - R	10.62	(0.04)	(1.69)	(1.73)	(0.08)

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (Commenced January 31, 2008)	10.00	(0.03)	0.67	0.64	—
2008 - C (Commenced January 31, 2008)	10.00	(0.08)	0.68	0.60	—
2008 - Institutional (Commenced January 31, 2008)	10.00	(0.01)	0.68	0.67	—
2008 - IR (Commenced January 31, 2008)	10.00	(0.02)	0.68	0.66	—
2008 - R (Commenced January 31, 2008)	10.00	(0.05)	0.67	0.62	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALL CAP GROWTH FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		loss		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$8.83	(16.03)%	$11,162	1.38%		(0.25)%		7.98%		(6.85)%		55%
8.75	(16.47)	392	2.13		(1.02)		8.73		(7.62)		55
8.90	(15.60)	4,256	0.98		0.11		7.58		(6.49)		55
8.88	(15.71)	9	1.13		(0.08)		7.73		(6.68)		55
8.81	(16.14)	9	1.63		(0.57)		8.23		(7.17)		55

10.64	6.50	2,262	1.45	(c)	(0.54	)(c)	20.95	(c)	(20.04	)(c)	41
10.60	6.10	62	2.20	(c)	(1.37	)(c)	21.70	(c)	(20.87	)(c)	41
10.67	6.80	2,322	1.05	(c)	(0.22	)(c)	20.55	(c)	(19.72	)(c)	41
10.66	6.70	11	1.20	(c)	(0.36	)(c)	20.70	(c)	(19.86	)(c)	41
10.62	6.40	11	1.70	(c)	(0.87	)(c)	21.20	(c)	(20.37	)(c)	41

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,

2009 - A	$22.40	$—	(c)	$(4.58)	$(4.58)	$—	$(0.87)	$(0.87)
2009 - B	20.33	(0.10)		(4.21)	(4.31)	—	(0.87)	(0.87)
2009 - C	20.31	(0.10)		(4.20)	(4.30)	—	(0.87)	(0.87)
2009 - Institutional	23.26	0.06		(4.73)	(4.67)	—	(0.87)	(0.87)
2009 - Service	22.09	(0.02)		(4.52)	(4.54)	—	(0.87)	(0.87)
2009 - IR	22.44	0.03		(4.58)	(4.55)	—	(0.87)	(0.87)
2009 - R	22.37	(0.03)		(4.59)	(4.62)	—	(0.87)	(0.87)

2008 - A	23.73	(0.10)		(0.97)	(1.07)	—	(0.26)	(0.26)
2008 - B	21.73	(0.25)		(0.89)	(1.14)	—	(0.26)	(0.26)
2008 - C	21.70	(0.25)		(0.88)	(1.13)	—	(0.26)	(0.26)
2008 - Institutional	24.54	—	(c)	(1.02)	(1.02)	—	(0.26)	(0.26)
2008 - Service	23.43	(0.12)		(0.96)	(1.08)	—	(0.26)	(0.26)
2008 - IR (Commenced November 30, 2007)	24.22	(0.03)		(1.49)	(1.52)	—	(0.26)	(0.26)
2008 - R (Commenced November 30, 2007)	24.22	(0.10)		(1.49)	(1.59)	—	(0.26)	(0.26)

2007 - A	20.62	(0.08)		3.19	3.11	—	—	—
2007 - B	19.03	(0.23)		2.93	2.70	—	—	—
2007 - C	18.99	(0.23)		2.94	2.71	—	—	—
2007 - Institutional	21.24	0.01		3.29	3.30	—	—	—
2007 - Service	20.38	(0.10)		3.15	3.05	—	—	—

2006 - A	20.06	(0.08)		0.65	0.57	(0.01)	—	(0.01)
2006 - B	18.63	(0.22)		0.62	0.40	—	—	—
2006 - C	18.60	(0.22)		0.61	0.39	—	—	—
2006 - Institutional	20.65	—	(c)	0.68	0.68	(0.09)	—	(0.09)
2006 - Service	19.86	(0.10)		0.65	0.55	(0.03)	—	(0.03)

2005 - A	18.31	0.05	(e)	1.70 (f)	1.75	—	—	—
2005 - B	17.13	(0.09	)(e)	1.59 (f)	1.50	—	—	—
2005 - C	17.10	(0.09	)(e)	1.59 (f)	1.50	—	—	—
2005 - Institutional	18.77	0.13	(e)	1.75 (f)	1.88	—	—	—
2005 - Service	18.14	0.01	(e)	1.71 (f)	1.72	—	—	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Amount is less than $0.005 per share.

(d)	Annualized.

(e)	Reflects income recognized from a special dividend which amounted to $0.11 per share and 0.56% of average net assets.

(f)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	year	to average		to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$16.95	(19.11)%	$966,913	1.25%		—%		1.48%		(0.23)%		43%
15.15	(19.73)	83,648	2.00		(0.75)		2.23		(0.98)		43
15.14	(19.69)	84,936	2.00		(0.75)		2.23		(0.98)		43
17.72	(18.78)	212,977	0.85		0.40		1.08		0.17		43
16.68	(19.17)	1,462	1.35		(0.13)		1.58		(0.36)		43
17.02	(18.90)	8	1.00		0.23		1.23		—		43
16.88	(19.29)	106	1.50		(0.19)		1.73		(0.42)		43

22.40	(4.57)	1,505,237	1.36		(0.42)		1.40		(0.46)		69
20.33	(5.37)	154,511	2.11		(1.19)		2.15		(1.23)		69
20.31	(5.33)	126,865	2.11		(1.19)		2.15		(1.23)		69
23.26	(4.22)	288,404	0.96		(0.01)		1.00		(0.05)		69
22.09	(4.72)	3,135	1.46		(0.52)		1.50		(0.56)		69
22.44	(6.39)	9	1.11	(d)	(0.19	)(d)	1.15	(d)	(0.23	)(d)	69
22.37	(6.68)	9	1.61	(d)	(0.62	)(d)	1.65	(d)	(0.66	)(d)	69

23.73	15.08	1,365,143	1.40		(0.35)		1.43		(0.38)		41
21.73	14.19	90,307	2.15		(1.09)		2.18		(1.12)		41
21.70	14.27	75,933	2.15		(1.09)		2.18		(1.12)		41
24.54	15.54	303,283	1.00		0.05		1.03		0.02		41
23.43	14.97	10,598	1.50		(0.44)		1.53		(0.47)		41

20.62	2.86	1,289,843	1.39		(0.41)		1.44		(0.45)		51
19.03	2.15	96,106	2.14		(1.16)		2.19		(1.21)		51
18.99	2.10	68,528	2.14		(1.16)		2.19		(1.21)		51
21.24	3.31	272,295	0.99		(0.01)		1.04		(0.05)		51
20.38	2.76	10,330	1.49		(0.51)		1.54		(0.55)		51

20.06	9.56	1,374,264	1.39		0.24	(e)	1.45		0.18	(e)	34
18.63	8.76	160,575	2.14		(0.48	)(e)	2.20		(0.54	)(e)	34
18.60	8.77	81,132	2.14		(0.49	)(e)	2.20		(0.55	)(e)	34
20.65	10.02	273,418	0.99		0.68	(e)	1.05		0.62	(e)	34
19.86	9.48	9,858	1.49		0.04	(e)	1.55		(0.02	)(e)	34

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized		Total
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income	gains		distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,

2009 - A	$13.54	$(0.02)		$(3.01)	$(3.03)	$—	$—		$—
2009 - B	12.88	(0.09)		(2.87)	(2.96)	—	—		—
2009 - C	12.85	(0.09)		(2.86)	(2.95)	—	—		—
2009 - Institutional	13.85	0.01		(3.07)	(3.06)	—	—		—
2009 - IR	13.55	(0.01)		(3.00)	(3.01)	—	—		—
2009 - R	13.51	(0.05)		(3.00)	(3.05)	—	—		—

2008 - A	15.01	(0.10)		(0.29)	(0.39)	—	(1.08	)(c)	(1.08)
2008 - B	14.43	(0.19)		(0.28)	(0.47)	—	(1.08	)(c)	(1.08)
2008 - C	14.41	(0.19)		(0.29)	(0.48)	—	(1.08	)(c)	(1.08)
2008 - Institutional	15.27	(0.04)		(0.30)	(0.34)	—	(1.08	)(c)	(1.08)
2008 - IR (Commenced November 30, 2007)	15.38	(0.05)		(0.70)	(0.75)	—	(1.08	)(c)	(1.08)
2008 - R (Commenced November 30, 2007)	15.38	(0.09)		(0.70)	(0.79)	—	(1.08	)(c)	(1.08)

2007 - A	12.98	(0.06)		2.57	2.51	—	(0.48)		(0.48)
2007 - B	12.59	(0.16)		2.48	2.32	—	(0.48)		(0.48)
2007 - C	12.57	(0.16)		2.48	2.32	—	(0.48)		(0.48)
2007 - Institutional	13.15	—	(e)	2.60	2.60	—	(0.48)		(0.48)

2006 - A	12.74	(0.06)		0.61	0.55	—	(0.31)		(0.31)
2006 - B	12.46	(0.15)		0.59	0.44	—	(0.31)		(0.31)
2006 - C	12.43	(0.16)		0.61	0.45	—	(0.31)		(0.31)
2006 - Institutional	12.89	(0.01)		0.62	0.61	(0.04)	(0.31)		(0.35)

2005 - A	11.70	0.01	(g)	1.22	1.23	—	(0.19)		(0.19)
2005 - B	11.53	(0.09	)(g)	1.21	1.12	—	(0.19)		(0.19)
2005 - C	11.51	(0.09	)(g)	1.20	1.11	—	(0.19)		(0.19)
2005 - Institutional	11.79	0.05	(g)	1.24	1.29	—	(0.19)		(0.19)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Includes a distribution from capital of approximately $0.006 per share.

(d)	Annualized.

(e)	Amount is less than $0.005 per share.

(f)	Amount is less than 0.005% of average net assets.

(g)	Reflects income recognized from a special dividend which amounted to $0.06 per share and 0.51% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	year	to average		to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$10.51	(22.38)%	$101,233	1.37%		(0.27)%		1.61%		(0.51)%		60%
9.92	(22.98)	1,084	2.12		(1.03)		2.36		(1.27)		60
9.90	(22.96)	1,461	2.12		(1.03)		2.36		(1.27)		60
10.79	(22.09)	151,504	0.97		0.13		1.21		(0.11)		60
10.54	(22.21)	7	1.12		(0.07)		1.36		(0.31)		60
10.46	(22.58)	7	1.62		(0.51)		1.86		(0.75)		60

13.54	(3.07)	115,431	1.48		(0.70)		1.51		(0.73)		71
12.88	(3.79)	1,457	2.23		(1.46)		2.26		(1.49)		71
12.85	(3.86)	2,300	2.23		(1.46)		2.26		(1.49)		71
13.85	(2.68)	183,809	1.08		(0.30)		1.11		(0.33)		71
13.55	(5.34)	9	1.23	(d)	(0.49	)(d)	1.26	(d)	(0.52	)(d)	71
13.51	(5.62)	9	1.73	(d)	(0.93	)(d)	1.76	(d)	(0.96	)(d)	71

15.01	19.66	92,015	1.48		(0.43)		1.54		(0.49)		50
14.43	18.74	997	2.23		(1.14)		2.29		(1.20)		50
14.41	18.77	797	2.23		(1.19)		2.29		(1.25)		50
15.27	20.10	190,603	1.08		—-	(f)	1.14		(0.06)		50

12.98	4.32	70,352	1.48		(0.49)		1.64		(0.69)		48
12.59	3.52	380	2.23		(1.22)		2.39		(1.43)		48
12.57	3.62	507	2.23		(1.24)		2.39		(1.44)		48
13.15	4.75	117,767	1.08		(0.09)		1.24		(0.30)		48

12.74	10.52	62,366	1.48		0.06	(g)	1.71		(0.17	)(g)	46
12.46	9.71	115	2.23		(0.72	)(g)	2.46		(0.95	)(g)	46
12.43	9.64	401	2.23		(0.76	)(g)	2.46		(0.99	)(g)	46
12.89	10.95	85,571	1.08		0.40	(g)	1.31		0.17	(g)	46

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	realized
Year - Share Class	of year	loss(a)		gain (loss)	operations	gains

FOR THE FISCAL YEARS ENDED AUGUST 31,

2009 - A	$21.68	$(0.08)		$(3.65)	$(3.73)	$(1.04)
2009 - B	20.06	(0.18)		(3.42)	(3.60)	(1.04)
2009 - C	19.89	(0.17)		(3.40)	(3.57)	(1.04)
2009 - Institutional	22.67	(0.03)		(3.77)	(3.80)	(1.04)
2009 - Service	21.41	(0.11)		(3.59)	(3.70)	(1.04)
2009 - IR	21.72	(0.07)		(3.62)	(3.69)	(1.04)
2009 - R	21.65	(0.14)		(3.62)	(3.76)	(1.04)

2008 - A	25.20	(0.12)		(0.02)	(0.14)	(3.38)
2008 - B	23.72	(0.27)		(0.01)	(0.28)	(3.38)
2008 - C	23.55	(0.27)		(0.01)	(0.28)	(3.38)
2008 - Institutional	26.11	(0.03)		(0.03)	(0.06)	(3.38)
2008 - Service	24.95	(0.14)		(0.02)	(0.16)	(3.38)
2008 - IR (Commenced November 30, 2007)	25.44	(0.06)		(0.28)	(0.34)	(3.38)
2008 - R (Commenced November 30, 2007)	25.44	(0.13)		(0.28)	(0.41)	(3.38)

2007 - A	20.81	(0.21)		5.77	5.56	(1.17)
2007 - B	19.80	(0.36)		5.45	5.09	(1.17)
2007 - C	19.66	(0.36)		5.42	5.06	(1.17)
2007 - Institutional	21.45	(0.12)		5.95	5.83	(1.17)
2007 - Service	20.63	(0.23)		5.72	5.49	(1.17)

2006 - A	22.21	(0.19)		(0.09)	(0.28)	(1.12)
2006 - B	21.33	(0.34)		(0.07)	(0.41)	(1.12)
2006 - C	21.19	(0.34)		(0.07)	(0.41)	(1.12)
2006 - Institutional	22.77	(0.11)		(0.09)	(0.20)	(1.12)
2006 - Service	22.05	(0.21)		(0.09)	(0.30)	(1.12)

2005 - A	18.58	(0.20	)(d)	3.83	3.63	—
2005 - B	17.98	(0.34	)(d)	3.69	3.35	—
2005 - C	17.86	(0.34	)(d)	3.67	3.33	—
2005 - Institutional	18.97	(0.12	)(d)	3.92	3.80	—
2005 - Service	18.46	(0.23	)(d)	3.82	3.59	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

(d)	Reflects income recognized from special dividend which amounted to $0.01 per share and 0.03% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		loss		total expenses		loss		Portfolio
value, end	Total	year	to average		to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$16.91	(15.03)%	$641,989	1.45%		(0.58)%		1.50%		(0.63)%		65%
15.42	(15.64)	27,191	2.20		(1.33)		2.25		(1.38)		65
15.28	(15.62)	85,240	2.20		(1.33)		2.25		(1.38)		65
17.83	(14.66)	1,257,148	1.05		(0.19)		1.10		(0.24)		65
16.67	(15.08)	30,614	1.55		(0.74)		1.60		(0.79)		65
16.99	(14.81)	1,382	1.20		(0.46)		1.25		(0.51)		65
16.85	(15.20)	934	1.70		(0.94)		1.75		(0.99)		65

21.68	(1.25)	851,222	1.47		(0.54)		1.47		(0.54)		81
20.06	(1.99)	48,770	2.22		(1.28)		2.22		(1.28)		81
19.89	(2.00)	116,837	2.22		(1.29)		2.22		(1.29)		81
22.67	(0.87)	938,726	1.07		(0.14)		1.07		(0.14)		81
21.41	(1.35)	10,601	1.57		(0.64)		1.57		(0.64)		81
21.72	(2.01)	10	1.22	(c)	(0.35	)(c)	1.22	(c)	(0.35	)(c)	81
21.65	(2.32)	10	1.72	(c)	(0.81	)(c)	1.72	(c)	(0.81	)(c)	81

25.20	27.46	954,089	1.47		(0.90)		1.48		(0.91)		67
23.72	26.45	64,011	2.22		(1.66)		2.23		(1.67)		67
23.55	26.49	126,425	2.22		(1.65)		2.23		(1.66)		67
26.11	27.92	853,836	1.07		(0.50)		1.08		(0.51)		67
24.95	27.36	11,597	1.57		(1.00)		1.58		(1.01)		67

20.81	(1.46)	908,135	1.47		(0.89)		1.47		(0.89)		82
19.80	(2.16)	69,240	2.22		(1.64)		2.22		(1.64)		82
19.66	(2.17)	113,383	2.22		(1.64)		2.22		(1.64)		82
21.45	(1.06)	771,166	1.07		(0.49)		1.07		(0.49)		82
20.63	(1.56)	10,961	1.57		(0.99)		1.57		(0.99)		82

22.21	19.54	936,312	1.49		(0.94	)(d)	1.49		(0.94	)(d)	62
21.33	18.63	91,286	2.24		(1.69	)(d)	2.24		(1.69	)(d)	62
21.19	18.65	112,420	2.24		(1.69	)(d)	2.24		(1.69	)(d)	62
22.77	20.03	739,739	1.09		(0.54	)(d)	1.09		(0.54	)(d)	62
22.05	19.45	8,242	1.59		(1.04	)(d)	1.59		(1.04	)(d)	62

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net		From net
	beginning	investment	and unrealized	investment	investment		realized		Total
Year - Share Class	of period	loss(a)	gain (loss)	operations	income		gains		distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,

2009 - A	$12.25	$(0.05)	$(1.57)	$(1.62)	$—		$—		$—
2009 - B	11.90	(0.11)	(1.54)	(1.65)	—		—		—
2009 - C	11.90	(0.11)	(1.54)	(1.65)	—		—		—
2009 - Institutional	12.37	(0.02)	(1.57)	(1.59)	—		—		—
2009 - Service	12.16	(0.06)	(1.56)	(1.62)	—		—		—
2009 - IR	12.27	(0.04)	(1.55)	(1.59)	—		—		—
2009 - R	12.22	(0.08)	(1.55)	(1.63)	—		—		—

2008 - A	13.48	(0.09)	(0.20)	(0.29)	—		(0.94	)(c)	(0.94)
2008 - B	13.22	(0.18)	(0.20)	(0.38)	—		(0.94	)(c)	(0.94)
2008 - C	13.21	(0.18)	(0.19)	(0.37)	—		(0.94	)(c)	(0.94)
2008 - Institutional	13.55	(0.04)	(0.20)	(0.24)	—		(0.94	)(c)	(0.94)
2008 - Service	13.40	(0.10)	(0.20)	(0.30)	—		(0.94	)(c)	(0.94)
2008 - IR (Commenced November 30, 2007)	13.79	(0.04)	(0.54)	(0.58)	—		(0.94	)(c)	(0.94)
2008 - R (Commenced November 30, 2007)	13.79	(0.09)	(0.54)	(0.63)	—		(0.94	)(c)	(0.94)

2007 - A	10.42	(0.11)	3.17	3.06	—		—		—
2007 - B	10.30	(0.20)	3.12	2.92	—		—		—
2007 - C	10.30	(0.20)	3.11	2.91	—		—		—
2007 - Institutional	10.44	(0.06)	3.17	3.11	—		—		—
2007 - Service	10.37	(0.12)	3.15	3.03	—		—		—

2006 - A	10.40	(0.09)	0.22	0.13	—	(e)	(0.11)		(0.11)
2006 - B	10.36	(0.16)	0.21	0.05	—		(0.11)		(0.11)
2006 - C	10.36	(0.16)	0.21	0.05	—		(0.11)		(0.11)
2006 - Institutional	10.38	(0.04)	0.21	0.17	—	(e)	(0.11)		(0.11)
2006 - Service	10.37	(0.10)	0.21	0.11	—		(0.11)		(0.11)

FOR THE PERIOD ENDED AUGUST 31,

2005 - A (Commenced June 30, 2005)	10.00	(0.01)	0.41	0.40	—		—		—
2005 - B (Commenced June 30, 2005)	10.00	(0.02)	0.38	0.36	—		—		—
2005 - C (Commenced June 30, 2005)	10.00	(0.02)	0.38	0.36	—		—		—
2005 - Institutional (Commenced June 30, 2005)	10.00	— (c)	0.38	0.38	—		—		—
2005 - Service (Commenced June 30, 2005)	10.00	(0.01)	0.38	0.37	—		—		—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Includes a distribution from capital of $0.01 per share.

(d)	Annualized.

(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		loss		total expenses		loss		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$10.63	(13.22)%	$122,262	1.50%		(0.59)%		1.68%		(0.77)%		46%
10.25	(13.87)	4,882	2.25		(1.32)		2.43		(1.50)		46
10.25	(13.87)	18,220	2.25		(1.34)		2.43		(1.52)		46
10.78	(12.85)	103,383	1.10		(0.17)		1.28		(0.35)		46
10.54	(13.32)	1,196	1.60		(0.71)		1.78		(0.89)		46
10.68	(12.96)	131	1.25		(0.44)		1.43		(0.62)		46
10.59	(13.34)	533	1.75		(0.90)		1.93		(1.08)		46

12.25	(2.65)	59,269	1.50		(0.73)		1.68		(0.91)		63
11.90	(3.42)	3,768	2.25		(1.49)		2.43		(1.67)		63
11.90	(3.34)	10,295	2.25		(1.50)		2.43		(1.68)		63
12.37	(2.25)	86,275	1.10		(0.35)		1.28		(0.53)		63
12.16	(2.75)	245	1.60		(0.84)		1.78		(1.02)		63
12.27	(4.69)	10	1.25	(d)	(0.48	)(d)	1.43	(d)	(0.66	)(d)	63
12.22	(5.08)	10	1.75	(d)	(0.98	)(d)	1.93	(d)	(1.16	)(d)	63

13.48	29.37	26,423	1.50		(0.89)		1.64		(1.03)		68
13.22	28.35	2,477	2.25		(1.64)		2.39		(1.78)		68
13.21	28.25	6,472	2.25		(1.64)		2.39		(1.78)		68
13.55	29.79	76,637	1.10		(0.49)		1.24		(0.63)		68
13.40	29.22	129	1.60		(0.99)		1.74		(1.13)		68

10.42	1.24	72,124	1.49		(0.79)		2.05		(1.35)		64
10.30	0.45	1,563	2.25		(1.56)		3.15		(2.47)		64
10.30	0.45	5,937	2.25		(1.54)		2.82		(2.12)		64
10.44	1.63	1,360	1.07		(0.38)		6.98		(6.29)		64
10.37	1.04	153	1.61		(0.95)		2.46		(1.81)		64

10.40	4.00	569	1.50	(d)	(0.69	)(d)	16.73	(d)	(15.92	)(d)	3
10.36	3.60	69	2.25	(d)	(1.42	)(d)	17.48	(d)	(16.65	)(d)	3
10.36	3.60	19	2.25	(d)	(1.35	)(d)	17.48	(d)	(16.58	)(d)	3
10.38	3.80	5,415	1.10	(d)	(0.13	)(d)	16.33	(d)	(15.36	)(d)	3
10.37	3.70	10	1.60	(d)	(0.62	)(d)	16.83	(d)	(15.85	)(d)	3

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		Investment operations
						Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED AUGUST 31,

2009 - A	$10.34	$0.01		$(2.13)	$(2.12)	$—
2009 - B	9.65	(0.04)		(2.00)	(2.04)	—
2009 - C	9.67	(0.04)		(2.01)	(2.05)	—
2009 - Institutional	10.68	0.04		(2.20)	(2.16)	—
2009 - Service	10.40	0.01		(2.17)	(2.16)	—
2009 - IR (Commenced January 6, 2009)	7.07	0.02		1.42	1.44	—
2009 - R (Commenced January 6, 2009)	6.83	—	(c)	1.38	1.38	—

2008 - A	10.49	(0.05)		(0.10)	(0.15)	—
2008 - B	9.86	(0.12)		(0.09)	(0.21)	—
2008 - C	9.88	(0.12)		(0.09)	(0.21)	—
2008 - Institutional	10.79	(0.01)		(0.10)	(0.11)	—
2008 - Service	10.52	(0.02)		(0.10)	(0.12)	—

2007 - A	9.03	(0.04)		1.50	1.46	—
2007 - B	8.55	(0.11)		1.42	1.31	—
2007 - C	8.57	(0.11)		1.42	1.31	—
2007 - Institutional	9.25	—	(c)	1.54	1.54	—
2007 - Service	9.06	(0.05)		1.51	1.46	—

2006 - A	8.75	(0.05)		0.33	0.28	—
2006 - B	8.35	(0.11)		0.31	0.20	—
2006 - C	8.36	(0.11)		0.32	0.21	—
2006 - Institutional	8.94	(0.01)		0.33	0.32	(0.01)
2006 - Service	8.77	(0.05)		0.34	0.29	—

2005 - A	8.07	0.01	(e)	0.67	0.68	—	(c)
2005 - B	7.76	(0.05	)(e)	0.64	0.59	—
2005 - C	7.78	(0.05	)(e)	0.63	0.58	—
2005 - Institutional	8.25	0.05	(e)	0.68	0.73	(0.04)
2005 - Service	8.10	—	(c)(e)	0.67	0.67	—	(c)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Amount is less than $0.005 per share.

(d)	Annualized.

(e)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.57% of average net assets.

(f)	Amount is less than 0.005% per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	year	to average		to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$8.22	(20.50)%	$141,371	1.28%		0.12%		1.62%		(0.22)%		59%
7.61	(21.14)	3,729	2.03		(0.63)		2.37		(0.97)		59
7.62	(21.20)	8,447	2.03		(0.63)		2.37		(0.97)		59
8.52	(20.22)	114,641	0.88		0.52		1.22		0.18		59
8.24	(20.77)	1	1.38		0.10		1.72		(0.24)		59
8.51	20.37	3	1.03	(d)	0.32	(d)	1.37	(d)	(0.02	)(d)	59
8.21	20.20	3	1.53	(d)	0.05	(d)	1.87	(d)	(0.29	)(d)	59

10.34	(1.43)	177,810	1.44		(0.44)		1.52		(0.52)		59
9.65	(2.12)	6,015	2.19		(1.19)		2.27		(1.27)		59
9.67	(2.12)	11,374	2.19		(1.19)		2.27		(1.27)		59
10.68	(1.02)	154,711	1.04		(0.05)		1.12		(0.13)		59
10.40	(1.14)	3	1.54		(0.20)		1.62		(0.28)		59

10.49	16.17	138,613	1.45		(0.41)		1.51		(0.47)		50
9.86	15.32	6,574	2.20		(1.17)		2.26		(1.23)		50
9.88	15.29	10,878	2.20		(1.16)		2.26		(1.22)		50
10.79	16.65	152,059	1.05		(0.02)		1.11		(0.08)		50
10.52	16.11	3	1.55		(0.55)		1.61		(0.61)		50

9.03	3.20	127,318	1.44		(0.52)		1.56		(0.64)		53
8.55	2.40	7,619	2.19		(1.27)		2.30		(1.38)		53
8.57	2.51	10,344	2.19		(1.27)		2.31		(1.39)		53
9.25	3.56	183,697	1.04		(0.12)		1.16		(0.24)		53
9.06	3.31	12	1.54		(0.45)		1.65		(0.55)		53

8.75	8.44	164,330	1.44		0.12	(e)	1.57		(0.01	)(e)	46
8.35	7.60	10,195	2.19		(0.62	)(e)	2.32		(0.75	)(e)	46
8.36	7.46	11,392	2.19		(0.64	)(e)	2.32		(0.77	)(e)	46
8.94	8.82	155,546	1.04		0.54	(e)	1.17		0.41	(e)	46
8.77	8.27	261	1.54		—-	(e)(f)	1.67		(0.13	)(e)	46

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
	Net asset
	value,	Net		Net realized		Total from
	beginning	investment		and unrealized		investment
Year - Share Class	of period	loss(a)		gain (loss)		operations

FOR THE FISCAL YEAR ENDED AUGUST 31,

2009 - A	$10.19	$(0.06)		$(0.99)		$(1.05)
2009 - B	9.52	(0.10)		(0.94)		(1.04)
2009 - C	9.52	(0.11)		(0.94)		(1.05)
2009 - Institutional	10.56	(0.03)		(1.01)		(1.04)
2009 - Service	10.12	(0.07)		(0.97)		(1.04)

FOR THE PERIOD JANUARY 1, 2008 TO AUGUST 31, 2008*

2008 - A	11.52	(0.06)		(1.27)		(1.33)
2008 - B	10.82	(0.10)		(1.20)		(1.30)
2008 - C	10.81	(0.10)		(1.19)		(1.29)
2008 - Institutional	11.91	(0.03)		(1.32)		(1.35)
2008 - Service	11.45	(0.06)		(1.27)		(1.33)

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2007 - A	9.04	(0.10	)(d)(e)	2.58	(f)	2.48
2007 - B	8.55	(0.16	)(d)(e)	2.43	(f)	2.27
2007 - C	8.55	(0.17	)(d)(e)	2.43	(f)	2.26
2007 - Institutional	9.31	(0.06	)(d)(e)	2.66	(f)	2.60
2007 - Service	8.99	(0.11	)(d)(e)	2.57	(f)	2.46

2006 - A	8.02	(0.10)		1.12	(h)	1.02
2006 - B	7.65	(0.15)		1.05	(h)	0.90
2006 - C	7.64	(0.15)		1.06	(h)	0.91
2006 - Institutional	8.23	(0.06)		1.14	(h)	1.08
2006 - Service	7.99	(0.10)		1.10	(h)	1.00

2005 - A	7.87	(0.08)		0.23		0.15
2005 - B	7.56	(0.13)		0.22		0.09
2005 - C	7.55	(0.13)		0.22		0.09
2005 - Institutional	8.04	(0.05)		0.24		0.19
2005 - Service	7.85	(0.09)		0.23		0.14

2004 - A	6.99	(0.04)		0.92		0.88
2004 - B	6.77	(0.09)		0.88		0.79
2004 - C	6.76	(0.09)		0.88		0.79
2004 - Institutional	7.11	(0.02)		0.95		0.93
2004 - Service	6.96	(0.04)		0.93		0.89

*	The Fund changed its fiscal year end from December 31 to August 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

(d)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately $0.01 per share and approximately 0.05% of average net assets.

(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.

(f)	Reflects an increase of $0.07 per share and 0.67% of average net assets due to payments received for class action settlements received during the year.

(g)	Total return reflects the impact of payments received for class action settlements received during the year. Excluding such payments, the total return would have been 27.32%, 26.43%, 26.32%, 27.82% and 27.25%, respectively.

(h)	Reflects an increase of $0.04 per share and 0.47% of average net assets due to payments received for class action settlements received during the year.

(i)	Total return reflects the impact of payments received for class action settlements received during the year. Excluding such payments, the total return would have been 12.22%, 11.24%, 11.39%, 12.64% and 12.02%, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUND

								Ratios assuming no
								expense reductions
						Ratio of				Ratio of
			Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset			end of	net expenses		loss		total expenses		loss		Portfolio
value, end	Total		period	to average		to average		to average		to average		turnover
of period	return(b)		(in 000s)	net assets		net assets		net assets		net assets		rate

$9.14	(10.22)%		$196,405	1.50%		(0.76)%		1.67%		(0.93)%		52%
8.48	(10.92)		17,643	2.25		(1.49)		2.42		(1.66)		52
8.47	(10.94)		44,420	2.25		(1.51)		2.42		(1.68)		52
9.52	(9.85)		21,790	1.10		(0.37)		1.27		(0.54)		52
9.08	(10.28)		6,111	1.60		(0.88)		1.77		(1.05)		52

10.19	(11.63)		184,063	1.44	(c)	(0.86	)(c)	1.51	(c)	(0.93	)(c)	29
9.52	(12.01)		33,787	2.19	(c)	(1.60	)(c)	2.26	(c)	(1.67	)(c)	29
9.52	(12.03)		49,880	2.19	(c)	(1.60	)(c)	2.26	(c)	(1.67	)(c)	29
10.56	(11.34)		17,717	1.04	(c)	(0.45	)(c)	1.11	(c)	(0.52	)(c)	29
10.12	(11.62)		3,185	1.54	(c)	(0.89	)(c)	1.61	(c)	(0.96	)(c)	29

11.52	27.43	(g)	194,604	1.56	(d)	(0.99	)(d)(e)	1.64	(d)	(1.07	)(d)(e)	70
10.82	26.55	(g)	78,493	2.31	(d)	(1.73	)(d)(e)	2.39	(d)	(1.81	)(d)(e)	70
10.81	26.43	(g)	61,641	2.31	(d)	(1.74	)(d)(e)	2.39	(d)	(1.82	)(d)(e)	70
11.91	27.93	(g)	23,679	1.16	(d)	(0.56	)(d)(e)	1.24	(d)	(0.64	)(d)(e)	70
11.45	27.36	(g)	1,441	1.66	(d)	(1.07	)(d)(e)	1.74	(d)	(1.15	)(d)(e)	70

9.04	12.72	(i)	108,340	1.49		(1.14)		1.59		(1.24)		35
8.55	11.76	(i)	93,722	2.24		(1.89)		2.34		(1.99)		35
8.55	11.91	(i)	51,346	2.24		(1.89)		2.34		(1.99)		35
9.31	13.12	(i)	15,659	1.09		(0.75)		1.19		(0.85)		35
8.99	12.52	(i)	160	1.59		(1.24)		1.69		(1.34)		35

8.02	1.91		125,718	1.50		(1.10)		1.56		(1.16)		48
7.65	1.19		120,415	2.25		(1.85)		2.31		(1.91)		48
7.64	1.19		60,638	2.25		(1.85)		2.31		(1.91)		48
8.23	2.36		8,819	1.10		(0.70)		1.16		(0.76)		48
7.99	1.78		100	1.60		(1.20)		1.66		(1.26)		48

7.87	12.59		158,079	1.50		(0.55)		1.56		(0.61)		37
7.56	11.67		163,502	2.25		(1.31)		2.31		(1.37)		37
7.55	11.69		79,210	2.25		(1.31)		2.31		(1.37)		37
8.04	13.08		11,323	1.10		(0.31)		1.16		(0.37)		37
7.85	12.79		121	1.60		(0.57)		1.66		(0.63)		37

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Fundamental Equity Growth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs All Cap Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund and Goldman Sachs Tollkeeper Fund (collectively the “Fundamental Equity Growth Funds”), portfolios of Goldman Sachs Trust, at August 31, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fundamental Equity Growth Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Goldman Sachs Tollkeeper Fund for the periods ended December 31, 2006 and prior, were audited by another Independent Registered Public Accounting Firm whose report dated February 23, 2007 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 15, 2009

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2009 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2009 through August 31, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	All Cap Growth Fund				Capital Growth Fund				Concentrated Growth Fund				Growth Opportunities Fund
	Beginning			Expenses	Beginning			Expenses	Beginning			Expenses	Beginning			Expenses
	Account	Ending		Paid for the	Account	Ending		Paid for the	Account	Ending		Paid for the	Account	Ending		Paid for the
	Value	Account Value		6 months ended	Value	Account Value		6 months ended	Value	Account Value		6 months ended	Value	Account Value		6 months ended
Share Class	3/1/09	8/31/09		8/31/09*	3/1/09	8/31/09		8/31/09*	3/1/09	8/31/09		8/31/09*	3/1/09	8/31/09		8/31/09*
Class A
Actual	$1,000.00	$1,457.10		$8.39	$1,000.00	$1,462.50		$7.10	$1,000.00	$1,418.40		$7.95	$1,000.00	$1,513.90		$8.96
Hypothetical 5% return	1,000.00	1,018.38	+	6.89	1,000.00	1,019.44	+	5.82	1,000.00	1,018.63	+	6.64	1,000.00	1,018.08	+	7.19

Class B
Actual	N/A	N/A		N/A	1,000.00	1,456.70		11.73	1,000.00	1,413.10		12.50	1,000.00	1,508.80		13.68
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,015.66	+	9.62	1,000.00	1,014.85	+	10.43	1,000.00	1,014.30	+	10.99

Class C
Actual	1,000.00	1,453.50		12.99	1,000.00	1,458.60		11.74	1,000.00	1,412.30		12.48	1,000.00	1,508.40		13.68
Hypothetical 5% return	1,000.00	1,014.62	+	10.67	1,000.00	1,015.66	+	9.62	1,000.00	1,014.86	+	10.42	1,000.00	1,014.29	+	10.99

Institutional
Actual	1,000.00	1,461.40		5.91	1,000.00	1,465.70		4.63	1,000.00	1,419.70		5.51	1,000.00	1,516.20		6.44
Hypothetical 5% return	1,000.00	1,020.40	+	4.85	1,000.00	1,021.45	+	3.80	1,000.00	1,020.65	+	4.60	1,000.00	1,020.09	+	5.17

Service++
Actual	N/A	N/A		N/A	1,000.00	1,461.90		7.72	N/A	N/A		N/A	1,000.00	1,512.70		9.63
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.94	+	6.33	N/A	N/A		N/A	1,000.00	1,017.54	+	7.73

Class IR#
Actual	1,000.00	1,460.50		6.92	1,000.00	1,464.70		5.80	1,000.00	1,420.50		6.75	1,000.00	1,514.30		7.39
Hypothetical 5% return	1,000.00	1,019.58	+	5.68	1,000.00	1,020.50	+	4.75	1,000.00	1,019.63	+	5.63	1,000.00	1,019.33	+	5.94

Class R#
Actual	1,000.00	1,456.20		9.85	1,000.00	1,461.50		8.65	1,000.00	1,417.30		9.24	1,000.00	1,511.20		10.57
Hypothetical 5% return	1,000.00	1,017.18	+	8.09	1,000.00	1,018.17	+	7.10	1,000.00	1,017.56	+	7.71	1,000.00	1,016.79	+	8.49

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2009 (Unaudited) (continued)

	Small/Mid Cap Growth Fund				Strategic Growth Fund				Tollkeeper Fund
	Beginning			Expenses				Expenses	Beginning			Expenses
	Account	Ending		Paid for the	Beginning	Ending		Paid for the	Account	Ending		Paid for the
	Value	Account Value		6 months ended	Account Value	Account Value		period ended	Value	Account Value		6 months ended
Share Class	3/1/09	8/31/09		8/31/09*	3/1/09	8/31/09		8/31/09*	3/1/09	8/31/09		8/31/09*
Class A
Actual	$1,000.00	$1,501.40		$9.49	$1,000.00	$1,400.30		$6.98	$1,000.00	$1,518.30		$9.52
Hypothetical 5% return	1,000.00	1,017.62	+	7.66	1,000.00	1,019.39	+	5.87	1,000.00	1,017.64	+	7.63

Class B
Actual	1,000.00	1,496.40		14.17	1,000.00	1,396.30		11.49	1,000.00	1,514.30		14.26
Hypothetical 5% return	1,000.00	1,013.85	+	11.43	1,000.00	1,015.61	+	9.67	1,000.00	1,013.86	+	11.42

Class C
Actual	1,000.00	1,496.40		14.19	1,000.00	1,395.60		11.49	1,000.00	1,512.50		14.25
Hypothetical 5% return	1,000.00	1,013.84	+	11.45	1,000.00	1,015.61	+	9.67	1,000.00	1,013.86	+	11.42

Institutional
Actual	1,000.00	1,503.50		6.96	1,000.00	1,403.60		4.57	1,000.00	1,523.20		7.00
Hypothetical 5% return	1,000.00	1,019.65	+	5.61	1,000.00	1,021.40	+	3.84	1,000.00	1,019.66	+	5.60

Service
Actual	1,000.00	1,499.30		10.16	1,000.00	1,399.00		7.41	1,000.00	1,518.40		10.16
Hypothetical 5% return	1,000.00	1,017.08	+	8.20	1,000.00	1,019.02	+	6.24	1,000.00	1,017.14	+	8.13

Class IR#
Actual	1,000.00	1,504.20		8.41	1,000.00	1,402.00		6.31	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.49	+	6.78	1,000.00	1,019.95	+	5.31	N/A	N/A		N/A

Class R#
Actual	1,000.00	1,500.00		11.08	1,000.00	1,401.00		7.72	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,016.34	+	8.94	1,000.00	1,018.77	+	6.49	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Funds’ annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR#	Class R#

All Cap Growth	1.35%	N/A	2.10%	0.95%	N/A	1.12%	1.59%
Capital Growth	1.14	1.89%	1.89	0.74	1.24%	0.93	1.39
Concentrated Growth	1.30	2.05	2.05	0.90	N/A	1.11	1.52
Growth Opportunities	1.41	2.16	2.16	1.02	1.52	1.17	1.67
Small Mid/Cap Growth	1.51	2.25	2.26	1.10	1.61	1.33	1.76
Strategic Growth	1.15	1.90	1.90	0.75	1.23	1.04	1.28
Tollkeeper	1.50	2.25	2.25	1.10	1.60	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

#	Strategic Growth Fund IR and R Shares commenced operations on January 6, 2009.

++	As of March 13, 2009, the Service Shares of the Concentrated Growth Fund were liquidated.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs All Cap Growth, Goldman Sachs Capital Growth, Goldman Sachs Concentrated Growth, Goldman Sachs Growth Opportunities, Goldman Sachs Small/Mid Cap Growth, Goldman Sachs Strategic Growth and Goldman Sachs Tollkeeper Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2010 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17, 2009 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to reports on the Funds’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings during the year, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held meetings on December 17, 2008, February 11, 2009 and May 20, 2009. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates;
(b)	the Funds’ investment performance;
(c)	the Funds’ management fee arrangements;
(d)	the voluntary undertakings of the Investment Adviser to reimburse certain fees and expenses of the Funds that exceed specified levels and the estimated annualized savings realized by the Funds from those undertakings;

(e)	potential economies of scale and the levels of breakpoints in the fees payable by the Funds under the Management Agreement;

(f)	the relative expense levels of the Funds as compared to those of comparable funds managed by the Investment Adviser, as well as those managed by other advisers;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements;
(i)	a summary of fee concessions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(j)	capacity issues relating to the securities in which the Funds invest;
(k)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(l)	information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance (with the exception of All Cap Growth Fund, which commenced operations in 2008) and expense comparisons for the Funds;
(m)	the current pricing of services provided by, and the profitability of, the Funds’ transfer agent, Goldman, Sachs & Co. (“Goldman Sachs”); and
(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to those service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters, including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (c) the groups or teams within the Investment Adviser that support the portfolio management teams, including legal, compliance, internal audit, the credit department, fund controllers, tax, product services, valuation oversight, market risk analysis, finance and strategy, operations, shareholder services, risk management and advisory, training and technology; (d) whether certain reductions in headcount due to the economic environment were likely to affect the quality of the services provided to the Funds; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

agency, securities lending, portfolio brokerage, distribution and other services; (h) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Funds; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers, including the custodians and fund accounting agents; (j) an update on the Investment Adviser’s soft dollars practices and other portfolio trading related issues; (k) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; (l) the Investment Adviser’s approach to risk management; (m) an overview of the Funds’ distribution plan; and (n) an annual review of the effectiveness of the Funds’ compliance program. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to each Fund, and each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time (with the exception of All Cap Growth Fund, which commenced operations in 2008) and any breakpoints in the fee rates payable by each Fund under the Management Agreement.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees attended sessions at which they reviewed information regarding the Funds’ assets, share purchase and redemption activity, the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with certain of those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by those Funds with Service Shares. Also, in conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law.
Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Funds and of the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive session with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to each Fund.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. At those meetings the Trustees regularly received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well as information on the Funds’ competitive universe. The Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees concluded that, during the recent financial crisis, the Investment Adviser had demonstrated a willingness and an ability to commit substantial financial and other resources to the operations of the Funds and had represented that it will continue to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, valuation oversight, vendor oversight and risk management. The Independent Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance
The Independent Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund (with the exception of All Cap Growth Fund, which commenced operations in 2008) to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. This information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2008, to the extent that each Fund had been in existence for those periods. The Independent Trustees also compared the performance of the Funds to that of the Investment Adviser’s institutional composites of the performance of other accounts having similar investment objectives and policies (with the exception of the All Cap Growth, Capital Growth and Tollkeeper Funds, the investment objectives and policies of which were not sufficiently similar to those of any of the Investment Adviser’s institutional composites). In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, market conditions, and illiquidity in certain market sectors, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Fund had operated within its investment policies, and had complied with its investment limitations.
The Trustees noted that the All Cap Growth Fund commenced operations in 2008 and had provided a reasonable level of performance to investors in light of its investment policies and given prevailing conditions in the markets in which the Fund invests. In connection with the performance of the Capital Growth and Concentrated Growth Funds, the Trustees noted that the Funds’ performance challenges were attributable in large part to investments in certain economic sectors that performed poorly in 2008. The Trustees also noted that the Investment Adviser had taken a number of steps intended to improve Fund performance, including making changes to the leadership and personnel on the portfolio management team and to the investment process used in selecting investments for the Funds (which among other things included renewed emphasis on team-based research and accountability for the implementation of investment ideas). The Trustees discussed these measures at length with senior management of the Investment Adviser. With respect to the Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and Tollkeeper Funds, the Trustees believed that the Funds had provided investment performance within a competitive range for long-term investors. With respect to each Fund, the Trustees concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations), comparing each Fund’s expenses to the peer and category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) and certain of the Funds’ management fees to certain specified levels. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which operated under less stringent legal and regulatory structures, were in some instances subject to different investment guidelines, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

expectation that the relationship will continue. They also noted that shareholders are able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2008 and 2007 (2008 only for All Cap Growth Fund), and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

				Growth
Average Daily	All Cap	Capital	Concentrated	Opportunities	Small/Mid Cap	Strategic	Tollkeeper
Net Assets	Growth Fund	Growth Fund	Growth Fund	Fund	Growth Fund	Growth Fund	Fund

First $1 billion	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Next $1 billion	0.90	0.90	0.90	1.00	1.00	0.90	0.90
Next $3 billion	0.86	0.80	0.86	0.90	0.90	0.86	0.86
Next $3 billion	0.84	0.80	0.84	0.86	0.86	0.84	0.84
Over $8 billion	0.82	0.80	0.82	0.84	0.84	0.82	0.82

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing each Fund, and whether the Funds and their shareholders would participate in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s voluntary undertakings to limit fees and “other expenses” to certain amounts. Upon reviewing these matters at the Annual Contract Meeting, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) soft dollar benefits received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the portfolio in which the Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

relationship with the Funds; and (j) the Investment Adviser’s ability to leverage relationships with the Funds’ third party service providers to attract more firmwide business.

Other Benefits to the Funds and Their Shareholders
The Independent Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels.

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2010.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 67	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President — Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (November 1998-2007), and Equity-Limited Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.
				94	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 68	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	94	None

Diana M. Daniels Age: 60	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	94	None

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex.	94	None

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee — Goldman Sachs Mutual Fund Complex.	94	None

Richard P. Strubel Age: 70	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex.	94	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)
Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 47	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	94	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	94	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of August 31, 2009, the Trust consisted of 81 portfolios, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios. The Goldman Sachs Municipal Opportunity Fund does not currently offer shares to the public.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
	Position(s) Held	Office and
Name, Address and Age	With the Trust	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 47	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 44	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 42	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

 Goldman Sachs Trust — Fundamental Equity Growth Funds — Tax Information (Unaudited)

For the fiscal year ended August 31, 2009, 17.67% of the dividends paid from net investment company taxable income by the All Cap Growth Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Capital Growth and the Growth Opportunities Funds designate $75,438,714 and $97,144,209, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2009.

For the fiscal year ended August 31, 2009, the All Cap Growth Fund designates 18.01% of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended August 31, 2009, the All Cap Growth Fund designates $50,478 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $708.7 billion in assets under management as of June 30, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government
Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities
Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets
Debt Fund
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small Cap Value Fund
■ Small/Mid Cap Growth Fund

Structured Equity
■ Balanced Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed
Equity Fund
■ U.S. Equity Dividend and Premium
Fund
■ International Equity Dividend and
Premium Fund
Fund of Funds[2] ■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity
Portfolio
■ Tax-Advantaged Global Equity
Portfolio

Retirement Strategies[2] Fundamental Equity International Funds
■ Structured International Equity Fund
■ Structured International Equity Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[2] ■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by placement of the general Fund of Funds, Retirement Strategies or Select Satellite category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

A prospectus for the Fund containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2009 Goldman, Sachs & Co.  All rights reserved. 27500.MF.TMPL GROWTHAR / 217.6K /10-09

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2009	2008	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,798,400	$1,262,776	Financial Statement audits. $201,250 and $449,867, represent audit fees borne by the Funds’ adviser, in 2009 and 2008, respectively, in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$181,992	$232,222	Other attest services. $17,800 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Tax Fees:

• PwC	$590,340	$439,850	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. For 2009, $145,994 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2009	2008	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,509,000	$1,097,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

All Other Fees:

• PwC	$0	$50,000	Services provided for the review of documentation and filings in reference to share class and Fund commencements, Fund reorganizations and additional due diligence assessments. The 2008 fees represent amounts borne by the Fund’s adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the years ended August 31, 2009 and August 31, 2008 were approximately $772,332 and $672,072 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended December 31, 2008 and December 31, 2007 were approximately $5.8 million and $5.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2008 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 16, 2009

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	October 16, 2009